                                                                   EXHIBIT 10.31

* Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment which has been filed separately with the SEC.


================================================================================

          SECOND AMENDED AND RESTATED REIMBURSEMENT, LOAN AND SECURITY
                                   AGREEMENT

           $300,000,000 Letter of Credit and Revolving Credit Facility

             -------------------------------------------------------
                   EOTT ENERGY OPERATING LIMITED PARTNERSHIP,

                     EOTT ENERGY CANADA LIMITED PARTNERSHIP,

                           EOTT ENERGY LIQUIDS, L.P.,

                    EOTT ENERGY PIPELINE LIMITED PARTNERSHIP,

                       jointly and severally as Borrower,

                           EOTT ENERGY PARTNERS, L.P.

                                       and

                       EOTT ENERGY GENERAL PARTNER, L.L.C.

                                 as Guarantors,

                               EOTT ENERGY CORP.,

                          as an Original Credit Party,

                            STANDARD CHARTERED BANK,

                   as the Administrative Agent and L/C Issuer,

                                       and

                            THE LENDERS PARTY HERETO

             -------------------------------------------------------
                                 April 23, 2002

================================================================================

                                TABLE OF CONTENTS


1.       DEFINITIONS.............................................................4
2.       THE LOANS AND LETTERS OF CREDIT........................................32
3.       PAYMENTS TO LENDERS....................................................43
4.       GRANT OF SECURITY INTEREST.............................................48
5.       AUTHORIZATION TO FILE FINANCING STATEMENTS.............................50
6.       OTHER ACTIONS OF CREDIT PARTIES........................................50
7.       REPRESENTATIONS AND WARRANTIES.........................................51
8.       AFFIRMATIVE COVENANTS..................................................58
9.       NEGATIVE COVENANTS.....................................................68
10.      EVENTS OF DEFAULT......................................................73
11.      RIGHTS AND REMEDIES....................................................76
12.      GUARANTY...............................................................77
13.      ADMINISTRATIVE AGENT...................................................79
14.      ASSIGNMENTS AND PARTICIPATIONS.........................................83
15.      INDEMNIFICATION........................................................85
16.      MISCELLANEOUS..........................................................86



Schedules and Exhibits:

Schedule I      -   L/C Agreement Letters of Credit
Schedule II     -   Cash Collateralized Letters of Credit
Schedule III    -   Original EOTT OLP Reimbursement Agreement Letters of Credit
Schedule IV     -   Existing Letters of Credit
Schedule V      -   Disclosure Schedule
Schedule VI     -   Lender Schedule
Schedule VII    -   Security Schedule

Exhibit A       -   Form of Note
Exhibit B       -   Borrowing Notice
Exhibit C       -   Continuation/Conversion Notice
Exhibit D       -   Letter of Credit Request
Exhibit E       -   Certificate Accompanying Financial Statements
Exhibit F       -   Borrowing Base Report
Exhibit G       -   Cash Flow Report
Exhibit H       -   Environmental Compliance Certificate
Exhibit I       -   Open Position Report

                            TABLE OF DELETED SECTIONS

Schedule I - L/C Agreement Letters of Credit

62 lines

Schedule II - Cash Collateralized Letters of Credit

6 lines

Schedule III - Original OLP Reimbursement Agreement Letters of Credit

126 lines

Schedule IV - Existing Letters of Credit

7 pages omitted

Schedule V - Disclosure Schedule

Section 7(d)               -        133 lines
Section 7(h)               -        1 line
Section 7(i)               -        6 lines
Section 7(j)               -        24 lines
Section 7(k)               -        140 lines
Section 7(l)               -        128 lines
Section 7(t)               -        38 lines
Section 7(x)(2)            -        2 lines
Section 7(x)(7)            -        2 lines

                           SECOND AMENDED AND RESTATED
                   REIMBURSEMENT, LOAN AND SECURITY AGREEMENT


         SECOND AMENDED AND RESTATED REIMBURSEMENT, LOAN AND SECURITY AGREEMENT, dated as of April 23, 2002 (as amended, supplemented or otherwise modified from time to time, and including all Schedules and Exhibits attached hereto, this "AGREEMENT"), among EOTT ENERGY OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership ("EOTT OLP"), EOTT ENERGY CANADA LIMITED PARTNERSHIP, a Delaware limited partnership ("EOTT CANADA"), EOTT ENERGY LIQUIDS, L.P., a Delaware limited partnership ("EOTT LIQUIDS"), EOTT ENERGY PIPELINE LIMITED PARTNERSHIP, a Delaware limited partnership ("EOTT PIPELINE" and together with EOTT Canada and EOTT Liquids, each an "ADDITIONAL OBLIGOR" and collectively, "ADDITIONAL OBLIGORS" and the Additional Obligors together with EOTT OLP on a joint and several basis, "BORROWER"), EOTT ENERGY PARTNERS, L.P., a Delaware limited partnership ("EOTT MLP"), EOTT ENERGY GENERAL PARTNER, L.L.C. a Delaware limited liability company ("EOTT GP" and together with EOTT MLP, each a "GUARANTOR" and collectively, "GUARANTORS" and together with EOTT OLP and each of the Additional Obligors, each a "CREDIT PARTY" and collectively, "CREDIT PARTIES"), EOTT ENERGY CORP., a Delaware corporation ("EOTT CORP." and together with the Credit Parties, the "ORIGINAL CREDIT PARTIES"), each of the banks or other lending institutions which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto or any successor or assignee thereof (each a "LENDER" and collectively, the "LENDERS") and STANDARD CHARTERED BANK, a banking institution organized and existing under the laws of England and Wales, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT" and in its individual capacity, "STANDARD CHARTERED"), and as L/C Issuer hereunder.

         WHEREAS, pursuant to and upon the terms and conditions set forth in that certain Master Letter of Credit and Reimbursement Agreement dated as of August 31, 1995 (as amended, supplemented or modified from time to time, the "L/C AGREEMENT") between Enron and Standard Chartered, at Enron's request, Standard Chartered issued letters of credit for Enron as account party, but with a statement to the effect that such letters of credit were issued for the account of EOTT OLP, which letters of credit are identified on Schedule I hereto (the "L/C AGREEMENT LETTERS OF CREDIT");

         WHEREAS, Standard Chartered, at the request of Enron, as account party, has heretofore (but after the issuance of the L/C Agreement Letters of Credit) issued certain letters of credit identified on Schedule II hereto, which were cash collateralized by Enron to secure its reimbursement obligations with respect thereto (the "CASH COLLATERALIZED LETTERS OF CREDIT");

         WHEREAS, EOTT OLP has previously requested that Standard Chartered (i) add EOTT OLP as a "co-applicant" for the L/C Agreement Letters of Credit and the Cash Collateralized Letters of Credit and (ii) permit EOTT OLP to request and apply for, as sole account party, additional letters of credit under the L/C Agreement, without the joinder of Enron in such request and application and thereupon to become (A) jointly and severally liable with Enron to Standard Chartered with regard to all such letters of credit and Cash Collateralized Letters of Credit and all reimbursement obligations thereunder and (B) individually and solely liable to Standard Chartered with regard to all such letters of credit and all reimbursement obligations thereunder, and Standard Chartered was willing to accept such request on the terms and conditions set forth in a Reimbursement and Security Agreement dated as of November 30, 2001 between EOTT OLP and Standard Chartered, for itself and for its Affiliates, including without limitation Standard Chartered Trade Services Corporation (the "ORIGINAL EOTT OLP REIMBURSEMENT AGREEMENT");

         WHEREAS, EOTT OLP and Standard Chartered Trade Services Corporation ("SCTSC") are parties to a (i) Receivable(s) Purchase Agreement made as of October 19, 1999 (as amended, supplemented or modified from time to time, the "RECEIVABLES AGREEMENT") and (ii) a Commodity Repurchase Agreement dated as of February 1998 (as amended, supplemented or modified from time to time, the "CRUDE OIL REPO AGREEMENT" and, together with the Receivables Agreement, the "SCTSC AGREEMENTS");

         WHEREAS, in order to induce Standard Chartered to extend credit and other financial accommodations to EOTT OLP on the terms and conditions set forth in the Loan Documents (as defined in the Original EOTT OLP Reimbursement Agreement) and in consideration therefor and for the benefits conferred upon EOTT OLP under the Original EOTT OLP Reimbursement Agreement, pursuant to the terms of the Original EOTT OLP Reimbursement Agreement, EOTT OLP granted to Standard Chartered , for itself and for SCTSC a first, prior and perfected lien on, and security interest in, the Collateral (as defined in the Original EOTT OLP Reimbursement Agreement) to secure the Obligations (as defined in the Original EOTT OLP Reimbursement Agreement and the obligations of EOTT OLP to SCTSC under the SCTSC Agreements;

         WHEREAS, pursuant to the Original EOTT OLP Reimbursement Agreement, on or about November 30, 2001 Standard Chartered issued additional letters of credit for Borrower's account as account party, all of which are identified on
Schedule III hereto (the "ORIGINAL EOTT OLP REIMBURSEMENT AGREEMENT LETTERS OF CREDIT");

         WHEREAS, pursuant to an Amended and Restated Reimbursement, Loan and Security Agreement dated as of December 21, 2001 by and among Standard Chartered, for itself and its Affiliates, including without limitation, SCTSC, and the Original Credit Parties (the "EXISTING AGREEMENT"), Standard Chartered and the Original Credit Parties amended and restated the Original EOTT OLP Reimbursement Agreement in its entirety, and Standard Chartered agreed to consider, in the exercise of its sole discretion, requests from EOTT OLP for the issuance of additional letters of credit and for working capital loans, payable on demand; and in the event any such requests were granted, such letters of credit would be issued and such loans would be made pursuant to the terms of the Existing Agreement;

         WHEREAS, pursuant to the Existing Agreement, Standard Chartered has issued, and, at the date hereof, there are currently unexpired and undrawn, the letters of credit identified on Schedule IV hereto (the "EXISTING LETTERS OF CREDIT"), and such Existing Letters of Credit comprise all of the letters of credit currently unexpired and undrawn that Standard Chartered has issued for the account of EOTT OLP;

         WHEREAS, pursuant to the Existing Agreement, Standard Chartered has made loans to Borrower aggregating $21,600,000 in unpaid principal amount at the date hereof (the "EXISTING LOANS");

         WHEREAS, Borrower has requested that Standard Chartered enter into this Agreement to amend and restate the Existing Agreement in its entirety, pursuant to which amendment and restatement the Lenders would extend to Borrower a revolving credit facility (the "REVOLVING CREDIT FACILITY") not to exceed at any one time outstanding $300,000,000 (as that amount may be reduced or terminated pursuant to this Agreement and subject to availability under the Borrowing Base) to be made available in the form of letters of credit issued from time to time by the L/C Issuer at the request and for the account of Borrower and used by Borrower as provided in Section 2(e)(ii), in which Letters of Credit and Borrower's reimbursement obligations thereunder the Lenders would participate;

         WHEREAS, Borrower has further requested that up to $40,000,000 of the Revolving Credit Facility be made available as revolving credit loans to be funded by the Lenders from time to time and used by Borrower as provided in
Section 2(e)(i);

         WHEREAS, each of the Guarantors has derived and will derive substantial direct and indirect benefit from (i) the issuance of the Existing Letters of Credit, the continuance thereof as Letters of Credit hereunder, any extensions or replacements thereof and any future Letters of Credit that may be issued hereunder, including any future extension or replacements thereof, (ii) the facilities made available by SCTSC to EOTT OLP under the SCTSC Agreements and
(iii) the loans made under the Existing Agreement, the continuance thereof as Loans hereunder and the extension of the Revolving Credit Facility;

         WHEREAS, the Guarantors are willing to guarantee the reimbursement and other obligations of Borrower hereunder and otherwise with respect to all Letters of Credit, all Loans and all obligations of Borrower under the SCTSC Agreements;

         WHEREAS, the Lenders are willing to extend the requested revolving credit loans and to participate in the Letters of Credit and Borrower's reimbursement obligations thereunder, and the L/C Issuer is willing to issue Letters of Credit, in each case, on the terms and conditions of this Agreement;

         WHEREAS, the Original Credit Parties, the Administrative Agent, the L/C Issuer and the Lenders wish to amend and restate the Existing Agreement in its entirety as herein provided; and

         WHEREAS, concurrently with the Closing Date, (i) the Obligations under the Existing Agreement will be renewed and extended in full, as amended and restated pursuant to this Agreement; (ii) the Existing Letters of Credit will be deemed to be issued and outstanding Letters of Credit hereunder; and (iii) the Existing Loans will be deemed to be outstanding Loans hereunder, as evidenced by the Notes and as amended, renewed and extended pursuant hereto.

         NOW, THEREFORE, the parties hereto agree that Existing Agreement shall be and hereby is amended and restated in its entirety as follows:

1. DEFINITIONS. As used in this Agreement, all terms used herein which are defined in Article 1 or Article 9 of the UCC (as in effect from time to time) shall have the meanings set forth therein unless otherwise defined in this Agreement, and all references to the plural herein shall also mean the singular. As used in this Agreement, each of the following terms has the meaning given to such term in this Section 1 or in the Sections and subsections referred to below:

         "ACCEPTABLE ISSUER" means any national or state bank or trust company which is organized under the laws of the United States of America or any state thereof, or any branch licensed to operate under the laws of the United States of America or any state thereof which is a branch of a bank organized under any country which is a member of the Organization for Economic Cooperation and Development, in each case which has capital, surplus and undivided profits of at least $500,000,000 and whose commercial paper is rated at least P-1 by Moody's or A-1 by S&P.

         "ACCOUNT" has the meaning given that term in the UCC.

         "ACCOUNT DEBTOR" means any Person who is or who may become obligated under, with respect to, or on account of, an Account.

         "ADDITIONAL GUARANTOR" has the meaning set forth in Section 11(b).

         "ADDITIONAL L/C USAGE FEE" means a fee payable by Borrower to the Administrative Agent for the account of the Lenders on the first day of each month commencing April 1, 2002 through March 1, 2003 set forth below based on the Applicable L/C Usage Level in effect as of the date of determination.

     APPLICABLE L/C USAGE LEVEL                             ADDITIONAL L/C USAGE FEE
     --------------------------                             ------------------------

     Level I                                                $208,333

     Level II                                               $125,000

     Level III                                              $ 72,917

     Level IV                                               $ 31,250

     Level V                                                $      0

         "AFFILIATE" means, as to any Person, each other Person that directly or indirectly (through one or more intermediaries or otherwise) controls, is controlled by, or is under common control with, such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (i) to vote 5% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners or (ii) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "ALTERNATE BASE RATE" means the sum of (i) the higher of (A) the variable per annum rate of interest so designated from time to time by the Administrative Agent as its "base rate" and (B) the Federal Funds Rate, plus one-half percent (0.5%) per annum, plus (ii) three percent (3.0 %) per annum. The "base rate" is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer of the Administrative Agent. Changes in the Alternative Base Rate resulting from changes in the "base rate" shall take place immediately without notice or demand of any kind.

         "ALTERNATIVE BASE RATE LOAN" means a Loan that bears interest based upon the Alternative Base Rate.

         "APPLICABLE LENDING OFFICE" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of Alternative Base Rate Loans and such Lender's LIBOR Lending Office in the case of LIBOR Loans.

         "APPLICABLE L/C USAGE LEVEL" means the level set forth below that corresponds to the Maximum Outstanding L/C Amount at the date of determination:

     APPLICABLE L/C USAGE LEVEL                             MAXIMUM OUTSTANDING L/C AMOUNT
     --------------------------                             ------------------------------

     Level I                                                Greater than $250,000,000

     Level II                                               Greater than or equal to $200,000,000 but less
                                                            than $250,000,000

     Level III                                              Greater than or equal to $175,000,000 but less
                                                            than $200,000,000

     Level IV                                               Greater than or equal to $150,000,000 but less
                                                            than $175,000,000

     Level V                                                Less than $150,000,000


         The Applicable L/C Usage Level shall be determined on the first day of each month commencing April 1, 2002 through March 1, 2003 based upon the Maximum Outstanding L/C Amount for the immediately preceding month.

         "APPRAISED VALUE OF ELIGIBLE FIXED ASSETS" means the value of Eligible Fixed Assets as calculated by an independent appraiser selected by the Administrative Agent. At the Closing Date, the aggregate Appraised Value of Eligible Fixed Assets (i.e., those assets which are specifically identified as "Eligible Fixed Assets" in the definition thereof) will be $137,500,000.

         "AVERAGE DAILY MAXIMUM DRAWING AMOUNT" means, for any Letter of Credit for any month, the quotient of (i) the sum of the Maximum Drawing Amount for such Letter of Credit as it exists at 5:00 p.m., New York time, for each day of such month divided by (ii) the total number of days in such month.

         "BENEFICIARY" means any beneficiary identified in any letter of credit issued hereunder.

         "BORROWER EXPENSES" means any and all sums, costs and expenses incurred in connection with the preparation and negotiation of this Agreement, the other Credit Documents and any related agreements or instruments, together with any amendments or supplements hereto or thereto, or in defending, protecting or enforcing the security interest granted herein or in defending, collecting or attempting to collect the Obligations, including, without limitation, all search, filing and recording fees, taxes, attorneys' fees, legal expenses, all expenses for appraisals conducted in order to calculate the Appraised Value of Eligible Fixed Assets, all fees and expenses for the service and filing of papers, marshals, sheriffs, custodians, auctioneers and others and all court costs and collection charges, with interest thereon, from the date of demand until paid at the Alternate Base Rate. Notwithstanding the foregoing, Borrower Expenses shall not include Lender Expenses.

         "BORROWER PARTY" means any of the Additional Obligors or EOTT OLP.

         "BORROWER REPRESENTATIVE" means, for purposes of making Letter of Credit Requests to the Administrative Agent, requesting loans under the Notes, receiving Letters of Credit from the L/C Issuer, and otherwise communicating with the Administrative Agent on behalf of Borrower, and taking any action required under this Agreement on behalf of Borrower (and all of the Borrower Parties shall be bound thereby), including consent to and any modifications, amendments or supplements to this Agreement or related documents, EOTT OLP.

         "BORROWING" means a borrowing of new Loans of a single Type pursuant to
         Section 2(b) or a Continuation or Conversion of all or a portion of an existing Loan into a single Type (and, in the case of LIBOR Loans, with the same Interest Period) pursuant to Section 2(c).

         "BORROWING BASE" means the remainder of (i), minus (ii) below as of the date of determination (without duplication):

         (i) the sum of the following as of the date of determination:

             (A) 100% of Eligible Cash Equivalents; plus

             (B) 90% of Tier I Eligible Receivables; plus

             (C) 80% of Tier II Eligible Receivables; plus

             (D) 85% of Tier I Eligible Crude/Product/Liquid Deliveries; plus

             (E) 80% of Tier II Eligible Crude/Product/Liquid Deliveries; plus

             (F) 70% of the Appraised Value of Eligible Fixed Assets, but in no
                 event to exceed $70,000,000; plus

             (G) 90% of NYMEX Hedged Eligible Inventory; plus

             (H) 80% of Other Hedged Eligible Inventory; plus

             (I) 75% of the Market Value of Unhedged Eligible Inventory; plus

             (J) 80% of Eligible Margin Deposits; plus

             (K) 80% of all Undrawn Product Purchase Letters of Credit;

        (ii) minus the following as of the date of determination:

             (A) 100% of First Purchase Crude Payables; plus

             (B) 100% of Other Priority Claims; plus

             (C) 110% of the aggregate net amounts payable by each Borrower
                 Party under all Hedging Contracts to which it is a party; plus

             (D) The amount of any setoff or contra account to any Eligible
                 Receivable that could arise from an obligation of any Borrower Party to sell or purchase crude oil in any future month to the extent not otherwise reflected as a reduction of Eligible Receivables, such amount to be determined on an early termination or mark to market basis;

        provided, however, the percentage amounts set forth above (the "ADVANCE RATES") and requirements for eligibility (with its correlative meaning in the context of applicable defined terms herein, "ELIGIBLE") may be changed at any time and from time to time upon written notice to the Borrower Representative from the Administrative Agent setting forth the Advance Rates that are Currently Approved by the Administrative Agent.

        "BORROWING NOTICE" means a written or telephonic request or a written confirmation made by the Borrower Representative that meets the requirements of Section 2(b).

        "BUSINESS DAY" means any day, other than a Saturday, Sunday or day which shall be in the State of New York a legal holiday or day on which banking institutions are required or authorized to close. Any Business Day in any way relating to LIBOR Loans (such as the day on which an Interest Period begins or ends) must also be a day on which commercial banks settle payments in London.

        "CAPITAL EXPENDITURES" means for any period, Consolidated expenditures (including the aggregate amount of Capital Lease obligations incurred during such period) made by EOTT MLP and its Consolidated Subsidiaries to acquire or construct fixed assets, plant or equipment (including renewals, improvements or replacements, but excluding repairs) during such period and which, in accordance with GAAP, are classified as capital expenditures.

        "CAPITAL LEASE" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

        "CASH EQUIVALENTS" means Investments in:

        (i) marketable obligations, maturing within 12 months after acquisition thereof, issued or unconditionally guaranteed by the United States of America or an instrumentality or agency thereof and entitled to the full faith and credit of the United States of America;

        (ii) demand deposits and time deposits (including certificates of deposit) maturing within 12 months from the date of deposit thereof, (A) with any office of any Lender or (B) with a domestic office of any national or state bank or trust company which is organized under the Laws of the United States of America or any state therein, which has capital, surplus and undivided profits of at least $500,000,000 and whose long-term certificates of deposit are rated at least Aa3 by Moody's or AA- by S&P;

        (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in subsection
               (i) above entered into with (A) any Lender or (B) any other commercial bank meeting the specifications of subsection (ii) above;

        (iv) commercial paper, other than commercial paper issued by any Credit Party or its Affiliates, maturing within 180 days after acquisition thereof and having a rating of at least P-1 by Moody's or A-1 by S & P; and

        (v) money market or other mutual funds substantially all of whose assets comprise securities of the types described in subsections
               (i) through (iv) above.

        "CASH FLOW REPORT" means a report prepared each Business Day by the Borrower Representative reflecting on such day EOTT MLP's cash flows for the current month, on an actual (historical) and projected (forecast) basis, substantially in the form of Exhibit G hereto.

        "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

        "CERCLIS" means the Comprehensive Environmental Response, Compensation and Liability Information System List of the Environmental Protection Agency.

        "CHANGE IN CONTROL" means the occurrence of any of the following events:
        (i) such Persons who are independent members of the EOTT Corp. Board of Directors (within the meaning of paragraph 303.01 of the New York Stock Exchange Listed Company Manual, as such standard may hereafter be amended by the New York Stock Exchange), cease for any reason to constitute collectively a numerical majority of the EOTT Corp. Board of Directors then in office, and if such Persons do not constitute a numerical majority of the

        EOTT Corp. Board of Directors at the time of determination, pursuant to the terms of EOTT Corp.'s certificate of incorporation or bylaws as in effect at such time, such Persons fail to constitute a majority of such board necessary to authorize any action required to be authorized by such board at such time, (ii) such Persons who are at the Closing Date, Named Executive Officers of EOTT Corp. cease for any reason not reasonably acceptable to the Administrative Agent to constitute collectively a majority of the Named Executive Officers of EOTT Corp. then serving (unless any such officer shall have ceased to serve as a result of death, disability, termination for cause as determined by the EOTT Corp. Board of Directors or other reason Currently Approved by the Administrative Agent), (iii) Enron, either directly or through a Wholly Owned Subsidiary of Enron, shall cease to be the legal and beneficial owner (as defined above) of 100% of the voting power of the outstanding voting stock of EOTT Corp., (iv) any Person or Group shall be the legal and beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 50% or more of the combined voting power of the then total partnership interests (including all securities that are convertible into partnership interests) of EOTT MLP or (v) EOTT MLP shall cease to be the sole legal and beneficial owner (as defined above) of all of the general and limited partner interests (including all securities that are convertible into general and limited partner interests) of each Credit Party (excluding EOTT
        MLP).

        "CLOSING DATE" means the date agreed to by the Borrower Representative and the Administrative Agent for the initial Extensions of Credit under this Agreement, which must be a Business Day occurring no later than May 31, 2002, but not before all of the conditions precedent in this Agreement for such Extension of Credit have been satisfied.

        "CODE" means the Internal Revenue Code of 1986, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

        "COLLATERAL" shall mean and include all of the assets, properties and rights of each Credit Party whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, real, personal or mixed, including but not limited to: all assets included in Property, Plant and Equipment as reflected in the Initial Financial Statements, fixtures, goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, documents of title (as such term is defined in the Alberta Personal Property Security Act), accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, money (as such term is defined in the Alberta Personal Property Security Act), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property (including without limitation, (i), in the case of EOTT MLP, its entire limited partner interest in EOTT OLP and its entire membership interest in EOTT GP; (ii) in the case of EOTT OLP, its entire limited partner interest in each of EOTT Canada, EOTT Liquids and EOTT Pipeline; and
        (iii) in the case of EOTT GP, its entire general partner interest in each of EOTT OLP, EOTT Canada, EOTT Liquids and EOTT Pipeline), general intangibles, payment intangibles, software, tax refund claims and supporting obligations. If any Credit Party shall at any time acquire a commercial tort claim which such Credit Party reasonably believes based upon then-current information is likely to result in a judgment in favor of such Credit Party in excess of $25,000, such Credit Party shall promptly notify the Administrative Agent in a writing signed by such Credit Party of the brief details thereof and grant to the Lenders in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent. Each Credit Party hereby confirms the grant of a security interest in the Collateral pursuant to this Agreement and each Credit Party hereby grants and re-grants a security interest in the Collateral, as security for the Obligations, together with the products and accessions of and to any thereof, and all books and records pertaining to all of the foregoing. The term "Collateral" shall exclude any property or asset (i) with respect to which there exists, by contract or by applicable law, a prohibition on transferring, assigning, pledging, or mortgaging such property or asset or an obligation to obtain from a Person who is not an Affiliate of the Credit Parties such Person's consent to or approval of a transfer, assignment, pledge or mortgage of such property or asset;
        (ii) which has been transferred or conveyed (other than for collateral security purposes only) by a Credit Party prior to the date hereof; and
        (iii) all catalysts and resins used for processing or treating, including any precious metals contained therein.

        "COMMITMENT FEE RATE" means one-half percent (0.5%) per annum.

        "COMMITMENT PERIOD" means the period from and including the Closing Date until the earlier of (i) February 28, 2003, (ii) the day on which the obligations of the Lenders to make Loans hereunder have terminated,
        (iii) the day on which the obligations of the L/C Issuer to issue Letters of Credit hereunder have terminated and (iv) the day on which the Notes first becomes due and payable in full, whichever shall first occur).

        "CONSOLIDATED" means the consolidation of any Person, in accordance with GAAP, with its properly consolidated Subsidiaries. References herein to a Person's Consolidated financial statements, financial position, financial condition, liabilities, etc. refer to the consolidated financial statements, financial position, financial condition, liabilities, etc. of such Person and its properly consolidated Subsidiaries.

        "CONSOLIDATED EBITDA" means, for any period, the sum of (i) Consolidated Net Income (Loss) during such period, plus (ii) all income taxes (including any franchise taxes to the extent based upon net income) that were deducted in determining such Consolidated Net Income (Loss), plus
        (iii) all interest expense that was deducted in determining Consolidated Net Income (Loss) for such period, plus (iv) all depreciation, amortization (including amortization of good will and debt issue costs) and other non-cash charges (excluding any non-cash charge to the extent it represents an accrual of, or reserve for, cash disbursement for any of the next succeeding four Fiscal Quarters) that were deducted in determining such Consolidated Net Income (Loss), minus (v) all non-cash items of income that were included in determining such Consolidated Net Income (Loss) (excluding any non-cash item to the extent it represents an accrual for cash receipt in any of the next succeeding four Fiscal Quarters).

        "CONSOLIDATED NET INCOME (LOSS)" means, for any period, EOTT MLP's Consolidated gross revenues for such period, including any cash dividends or distributions actually received from any other Person during such period, minus EOTT MLP's Consolidated expenses and other proper charges against income (including taxes on income to the extent imposed), determined on a Consolidated basis after eliminating earnings or losses attributable to outstanding minority interests and excluding the net earnings of any Person other than a Subsidiary in which EOTT MLP or any of its Subsidiaries has an ownership interest. Consolidated Net Income (Loss) shall not include (i) any gain or loss from the sale of assets that is not sold or otherwise disposed of in the ordinary course of business; (ii) any extraordinary gains or losses; (iii) any gain or loss from the increase or decrease of the carrying value of assets recorded in accordance with GAAP; or (iv) the cumulative effect of a change in accounting principles.

        "CONSOLIDATED NET WORTH" means, at the time of determination thereof, all amounts which, in conformity with GAAP, would be included in total partners' capital (understood to include Additional Partnership Interests) on a Consolidated balance sheet of EOTT MLP and its Subsidiaries plus the aggregate amount of non-cash asset impairment charges incurred since January 31, 2001.

        "CONTINUATION/CONVERSION NOTICE" means a written or telephonic request or a written confirmation made by the Borrower Representative that meets the requirements of Section 2(c).

        "CONTINUE," "CONTINUATION" and "CONTINUED" means the continuation pursuant to Section 2(c) of a LIBOR Loan as a LIBOR Loan from one Interest Period to the next Interest Period.

        "CONVERT," "CONVERSION" and "CONVERTED" means a conversion pursuant to
        Section 2(c) or Section 3 of one Type of Loan into another Type of Loan.

        "CREDIT DOCUMENTS" means, collectively (i) the SCTSC Agreements and each and every other agreement, document, certificate or instrument between SCTSC and any Credit Party or otherwise made, executed or delivered by any Credit Party for the benefit of SCTSC, (ii) this Agreement, the Notes, the Letters of Credit, the Letter of Credit Requests and each and every other agreement, document, certificate or instrument between any Lender Party, and any Credit Party or otherwise for the benefit of any Lender Party that is entered into or delivered at or after the date hereof, and (iii) any mortgage, deed of trust, fixture filing, account control agreement or other security agreement heretofore or hereafter executed by any Credit Party in favor of any Lender Party pursuant hereto or otherwise to secure the Obligations, including, without limitation, the Bank Agency and Control Agreement dated December 21, 2001 among EOTT OLP, EOTT Liquids, EOTT Pipeline, Standard Chartered and Southwest Bank of Texas, N.A.

        "CREDIT PARTY" has the meaning set forth in the Preamble.

        "CURRENTLY APPROVED BY THE ADMINISTRATIVE AGENT" means such Person (including a limit on the maximum credit exposure to any such Person), storage location, pipeline, form of letter of credit, event, action, policy, or other matter, as the case may be, as reflected in the most recent written notice given by the Administrative Agent to the Borrower Representative as being approved. Each such written notice will supersede and revoke each prior notice.

        "DEBT RATING" means, with respect to a Person, the rating then in effect by a Rating Agency for the long term senior unsecured non-credit enhanced debt of such Person.

        "DEFAULT" means any Event of Default and any default, event or condition that would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Default.

        "DEFAULT RATE" means, at the time in question in respect of any principal of any Loan, any Matured L/C Obligation or any other amount payable by Borrower under this Agreement or any other Credit Document that is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full equal to the sum of two percent (2%), plus the Alternative Base Rate as in effect from time to time: provided, however, that if such amount in default is principal of a LIBOR Loan and the due date is a day other than the last day of an Interest Period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest Period therefor, two percent (2%), plus the interest rate for such LIBOR Loan for such Interest Period as provided in Section 2(m)(i) and, thereafter, the rate provided for above in this definition; and provided further, however, the Default Rate shall never exceed the Highest Lawful Rate.

        "DEFAULT RATE PERIOD" means (i) any period during which an Event of Default, other than pursuant to Section 10(a) or Section 10(b), is continuing; provided, however, that such period shall not begin until notice of the commencement of the Default Rate has been given to the Borrower Representative by the Administrative Agent and (ii) any period during which any Event of Default pursuant to Section 10(a) or Section 10(b) is continuing, unless the Borrower Representative has been notified otherwise by the Administrative Agent.

        "DISCLOSURE SCHEDULE" means Schedule V hereto.

        "DOMESTIC LENDING OFFICE" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" in the Lender Schedule, or such other office as such Lender may from time to time specify to the Borrower Representative and the Administrative Agent; with respect to an L/C Issuer, the office, branch or agency through which it issues letters of credit; and, with respect to the Administrative Agent, the office, branch or agency through which it administers this Agreement.

        "ELIGIBLE ASSIGNEE" means (i) a commercial bank organized under the laws of the United States, or any state thereof or (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country provided that such bank is acting through a branch or agency in the United States, and, in the case of each of (i) and

        (ii), having combined capital, surplus and undivided profits of at least $100,000,000; or (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Lender,
        (B) a Subsidiary of a Person of which a Lender is a Subsidiary, or (C) a Person of which a Lender is a Subsidiary, or (iv) any other commercial bank, savings and loan association, savings bank, finance company, insurance company, pension fund, mutual fund or other financial institution (whether a corporation, partnership or other entity) acceptable to the Administrative Agent and, unless there shall have occurred and be continuing a Default, the Borrower Representative, such acceptance not to be unreasonably withheld or delayed.

        "ELIGIBLE CASH EQUIVALENTS" means Cash Equivalents in which any Borrower Party has lawful and absolute title, which are free from any express or implied at law Lien, trust or other beneficial interest, in which the Administrative Agent holds a fully perfected first-priority security interest prior to the rights of, and enforceable as such against, any other Persons pursuant to an account agreement satisfactory to the Administrative Agent and which remain under the sole dominion and control of the Administrative Agent.

        "ELIGIBLE CRUDE/PRODUCT/LIQUID DELIVERIES" means at the time of any determination thereof (and without duplication), each Account representing an amount that will be, as reasonably determined in good faith by the Borrower Representative, an Account of any Borrower Party with respect to sales and deliveries of crude oil, refined petroleum products or NGLs made or committed to be made in each case under a firm written purchase and sale agreement but for which a Borrower Party has not yet issued an invoice to the purchaser, and as to which the following requirements have been fulfilled to the reasonable satisfaction of the Administrative Agent:

        (i) such Borrower Party has lawful and absolute title to such Account;

        (ii) such Account is a valid, legally enforceable obligation of an Account Debtor payable in United States or Canadian dollars, arising from the sale and delivery of crude oil, refined petroleum products or NGLs to such Person in the United States of America and/or Canada in the ordinary course of business of such Borrower Party, to the extent of the volumes of crude oil, refined petroleum products or NGLs delivered to such Person prior to the date of determination;

        (iii) there has been excluded from such Account (i) any portion that is subject to any dispute, rejection, loss, non-conformance, counterclaim, offset, deduction or other claim or defense on the part of any Account Debtor or to any claim on the part of any Account Debtor denying liability under such Account, (ii) the amount of any account payable or other liability owed by such Borrower Party to the Account Debtor on such Account, whether or not a specific netting agreement may exist, excluding, however, any portion of any such account payable or other liability which is at the time in question covered by a Letter of Credit and
                (iii) the amount of any tax liability owed by such Borrower Party to any governmental authority with respect to collections on such Account;

        (iv) such Borrower Party has the full and unqualified right to assign and grant a security interest in such Account to the Administrative Agent as security for the Obligations;

        (v) such Account (A) represents the uninvoiced amount in respect of volumes of crude oil, refined petroleum products or NGLs, title to which was or will be assigned or otherwise transferred by such Borrower Party during the month of determination or the month immediately preceding or immediately following the month of determination, (B) is governed by a firm written purchase and sale agreement and (C) and is not evidenced by any promissory note or other instrument;

        (vi) such Account is not subject to any Lien in favor of any Person and is subject to a fully perfected first-priority security interest in favor of the Administrative Agent pursuant to the Credit Documents, prior to the rights of, and enforceable as such against, any other Person except for a Lien in respect of First Purchase Crude Payables;

        (vii) such Account will be due not more than 30 days following the last day of the calendar month in which such Borrower Party's invoice will be submitted;

        (viii) such Account is not payable by an Account Debtor with more than twenty percent (20%) of its Accounts to such Borrower Party that are outstanding more than 60 days from the invoice date;

        (ix) the Account Debtor in respect of such Account (i) is located, is conducting significant business or has significant assets in the United States of America and/or Canada, (ii) is a Person Currently Approved by the Administrative Agent, (iii) is not an Affiliate of Borrower, (iv) is not the subject of any event of the type described in Section 10(h) and (v) has established a credit limit with such Borrower Party in an amount Currently Approved by the Administrative Agent;

        (x) the Account Debtor in respect of such Account is not a governmental authority, domestic or foreign; and

        (xi) such Account is not the obligation of an Account Debtor as to which the Administrative Agent determines in its reasonable discretion that there is a legitimate concern over the timing or collection of such obligation.

         "ELIGIBLE FIXED ASSETS" means assets of any Borrower Party that (i) are included in Property, Plant and Equipment as reflected in the most current Consolidated balance sheet of EOTT MLP and its Subsidiaries,
         (ii) are subject to a fully perfected first-priority security interest (subject only to Permitted Liens) in favor of the Administrative Agent pursuant to the Security Documents prior to the rights of, and enforceable as such against, any other Person and (iii) have been appraised by an independent appraiser selected by the Administrative Agent. At the Closing Date hereof, Eligible Fixed Assets will include only the assets known as (i) the MTBE Facility in Harris County, Texas,
         (ii) the Mont

        Belvieu Storage Facility and Grid in Chambers, Harris and Galveston Counties, Texas and (iii) the Mississippi/Alabama Pipeline System and related Mobile Terminal.

        "ELIGIBLE INVENTORY" means inventories of crude oil, refined petroleum products or NGLs in which any Borrower Party has lawful and absolute title, which are (i) not subject to any Lien in favor of any Person (other than Permitted Inventory Liens), (ii) subject to a fully perfected first-priority security interest (subject only to Permitted Inventory Liens) in favor of the Administrative Agent pursuant to the Credit Documents prior to the rights of, and enforceable as such against, any other Person, (iii) located in storage locations (including pipelines) that are either (A) owned by a Credit Party or (B) Currently Approved by the Administrative Agent and (iv) otherwise satisfactory to the Administrative Agent in its sole discretion in terms of quality, quantity and such other matters as the Administrative Agent deems relevant, minus, without duplication, (A) the amount of any Permitted Inventory Lien on any such inventory and (B) 110% of the amount financed under the Crude Oil Repo Agreement. For the avoidance of doubt, inventories included in Eligible Crude/Product/Liquid Deliveries are excluded from Eligible Inventory.

        "ELIGIBLE MARGIN DEPOSIT" means the net equity value of investments by any Borrower Party in margin deposit accounts with commodities brokers Currently Approved by the Administrative Agent on nationally recognized exchanges subject to a perfected first-priority security interest in favor of the Administrative Agent and a three-party agreement among Borrower, the Administrative Agent and the depository institution, in form and substance satisfactory to the Administrative Agent.

        "ELIGIBLE RECEIVABLES" means at the time of any determination thereof (and without duplication), each Account with respect to sales and deliveries by any Borrower Party of crude oil, refined petroleum products or NGLs, and as to which the following requirements have been fulfilled to the reasonable satisfaction of the Administrative Agent:

        (i) such Borrower Party has lawful and absolute title to such Account;

        (ii) such Account is a valid, legally enforceable obligation of an Account Debtor payable in United States or Canadian dollars, arising from the sale and delivery of crude oil, refined petroleum products or NGLs to such Person in the United States of America in the ordinary course of business of such Borrower Party, to the extent of the volumes of crude oil, refined petroleum products or NGLs delivered to such Person prior to the date of determination;

        (iii) there has been excluded from such Account (i) any portion that is subject to any dispute, rejection, loss, non-conformance, counterclaim, offset, deduction or other claim or defense on the part of any Account Debtor or to any claim on the part of any Account Debtor denying liability under such Account, (ii) the amount of any account payable or other liability owed by such Borrower Party to the Account Debtor on such Account, whether or not a specific netting agreement may exist, excluding, however, any portion of any such account payable or other liability which is at the time in question covered by a Letter of Credit and (iii) the amount of any tax liability owed by such Borrower Party to any governmental authority with respect to collections on such Account;

        (iv) such Borrower Party has the full and unqualified right to assign and grant a security interest in such Account to the Administrative Agent as security for the Obligations;

        (v) such Account is evidenced by an invoice rendered to the Account Debtor, is governed by a purchase and sale agreement, exchange agreement or other written agreement and is not evidenced by any promissory note or other instrument;

        (vi) such Account is not subject to any Lien in favor of any Person and is subject to a fully perfected first-priority security interest in favor of the Administrative Agent pursuant to the Credit Documents, prior to the rights of, and enforceable as such against, any other Person except for a Lien in respect of First Purchase Crude Payables;

        (vii) such Account is due not more than 30 days following the last day of the calendar month in which the crude oil, refined petroleum products or NGLs delivery occurred and is not more than 30 days past due (except that any Account or group of Accounts of a single Account Debtor, in either case in excess of $500,000 shall be excluded from Eligible Receivables if not paid within five days after the original invoice due date);

        (viii) such Account is not payable by an Account Debtor with more than twenty percent (20%) of its Accounts to any Borrower Party that are outstanding more than 60 days from the invoice date;

        (ix) the Account Debtor in respect of such Account (i) is located, is conducting significant business or has significant assets in the United States of America and/or Canada, (ii) is a Person Currently Approved by the Administrative Agent, (ii) is not an Affiliate of Borrower, (iii) is not the subject of any event of the type described in Section 10(h) and (iv) has established a credit limit with a Borrower Party in an amount Currently Approved by the Administrative Agent;

        (x) the Account Debtor in respect of such Account is not a governmental authority, domestic or foreign; and

        (xi) such Account is not the obligation of an Account Debtor as to which the Administrative Agent determines in its reasonable discretion that there is a legitimate concern over the timing or collection of such obligation.

        "ENRON" means Enron Corp., an Oregon corporation and debtor-in-possession in the Enron Bankruptcy Proceedings.

        "ENRON BANKRUPTCY PROCEEDINGS" means the actions under the petitions for relief filed by Enron and certain of its Affiliates under the Bankruptcy Reform Act of 1978, as amended, Title 11, United States Code, in the United States Bankruptcy Court for the Southern District of New York, In re Enron Corp., et al, jointly administered under Case No. 01-16034.

        "ENVIRONMENTAL LAWS" means any and all laws relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment including ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants or chemicals or industrial, toxic or hazardous substances or wastes.

        "EOTT CANADA" means EOTT Energy Canada Limited Partnership, a Delaware limited partnership.

        "EOTT CORP." means EOTT Energy Corp., a Delaware corporation.

        "EOTT FINANCE CORP." means EOTT Energy Finance Corp., a Delaware corporation.

        "EOTT GP" means EOTT Energy General Partner, L.L.C., a Delaware limited liability company.

        "EOTT LIQUIDS" means EOTT Energy Liquids, L.P., a Delaware limited partnership.

        "EOTT MLP" means EOTT Energy Partners, L.P., a Delaware limited partnership.

        "EOTT MLP SENIOR NOTES" means EOTT MLP's $235,000,000, in original aggregate principal amount, of 11% Senior Notes due 2009.

        "EOTT MLP SENIOR NOTES INDENTURE" means the Indenture dated October 1, 1999 among EOTT MLP, EOTT Finance Corp., a Delaware corporation ("EOTT FINANCE CORP."), EOTT OLP, EOTT Pipeline, EOTT Canada and the Bank of New York, as supplemented by the Supplemental Indenture.

        "EOTT OLP AVAILABLE CASH" means "Available Cash" as defined in the Amended and Restated Agreement of Limited Partnership of EOTT OLP, as amended.

        "EOTT PIPELINE" means EOTT Energy Pipeline Limited Partnership, a Delaware limited partnership.

        "EOTT TERMINAL" means any storage terminal, tankage or facility owned by any Borrower Party.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

         "ERISA AFFILIATE" means each Credit Party and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control that, together with such Credit Party, are treated as a single employer under Section 414 of the Code.

         "ERISA PLAN" means any employee pension benefit plan subject to Title IV of ERISA maintained by any ERISA Affiliate with respect to which any Credit Party has a fixed or contingent Liability.

         "EVENT OF DEFAULT" shall mean the occurrence of any event described in
         Section 10 of this Agreement.

         "EXTENSION OF CREDIT" means (i) the disbursement of proceeds of any Borrowing, (ii) the issuance of a Letter of Credit or the amendment of any Letter of Credit having the effect of extending the stated termination date thereof or increasing the maximum amount available to be drawn thereunder or (iii) the funding of the participation in an unpaid Matured L/C Obligation (excluding any Matured L/C Obligation that has been repaid with the proceeds of any Borrowing). The initial Extensions of Credit shall occur on the Closing Date with the deemed conversion of each of the Existing Letters of Credit and the Existing Loans to Letters of Credit and Loans, respectively, hereunder pursuant to Section 16(q).

         "FACILITY USAGE" means, at the time in question, the aggregate amount of outstanding Loans and L/C Obligations at such time.

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/1000th of one percent) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, however, that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate quoted to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

         "FIRST PURCHASE CRUDE PAYABLES" means the unpaid amount of any payable obligation related to the purchase of crude oil by any Borrower Party that the Administrative Agent determines will be secured by a statutory Lien, including but not limited to the statutory Liens, if any, created under the laws of Alabama, Arkansas, California, Colorado, Kansas, Louisiana, Mississippi, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas or any other state to the extent such payable obligation is not at the time in question covered by a Letter of Credit.

         "FISCAL QUARTER" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

         "FISCAL YEAR" means a twelve-month period ending on December 31 of any year.

         "FIXED PRICE CONTRACT" means a purchase or sale contract for crude oil, refined petroleum products or NGLs where the price has been fixed.

         "GAAP" means those generally accepted accounting principles and practices recognized as such by the Financial Accounting Standards Board (or any generally recognized successor).

         "HAZARDOUS MATERIALS" means any substances regulated under any Environmental Law, whether as pollutants, contaminants or chemicals, as industrial, toxic or hazardous substances or wastes or otherwise.

         "HEDGING CONTRACT" means (i) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds or indexes based on any of the foregoing, (ii) any option, futures or forward contract traded on an exchange and (iii) any other derivative agreement or other similar agreement or arrangement, excluding in the case of subsection (i), (ii) and (iii), for purposes of Section 9(d) only, any such agreement or contract covering crude oil, refined petroleum products or NGLs that is entered into by a Borrower Party (A) in the ordinary course of business, (B) in accordance with the then effective Risk Management Policies and (C) not for speculative purposes.

         "HIGHEST LAWFUL RATE" means, with respect to each Lender Party to whom Obligations are owed, the maximum nonusurious rate of interest that such Lender Party is permitted under applicable Law to contract for, take, charge or receive with respect to such Obligations. All determinations herein of the Highest Lawful Rate or of any interest rate determined by reference to the Highest Lawful Rate shall be made separately for each Lender Party as appropriate to assure that the Credit Documents are not construed to obligate any Person to pay interest to any Lender Party at a rate in excess of the Highest Lawful Rate applicable to such Lender Party.

         "INDEBTEDNESS" of any Person means its Liabilities (without duplication) in any of the following categories:

         (i)      Liabilities for borrowed money,

         (ii) Liabilities constituting an obligation to pay the deferred purchase price of property or services,

         (iii) Liabilities evidenced by a bond, debenture, note or similar instrument,

         (iv) Liabilities that would be required under GAAP to be shown on such Person's balance sheet as a liability,

         (v) Liabilities arising under Hedging Contracts (on a net basis to the extent netting is provided for in the applicable Hedging Contract),

         (vi)     Liabilities constituting principal under Capital Leases,

         (vii) Liabilities arising under conditional sales or other title retention agreements,

         (viii) Liabilities owing under direct or indirect guaranties of Liabilities of any other Person or otherwise constituting obligations to purchase or acquire or to otherwise protect or insure a creditor against loss in respect of Liabilities of any other Person (such as obligations under working capital maintenance agreements, agreements to keep-well or agreements to purchase Liabilities, assets, goods, securities or services), but excluding endorsements in the ordinary course of business of negotiable instruments in the course of collection,

         (ix) Liabilities consisting of an obligation to purchase or redeem commodities, securities or other property, if such Liabilities arise out of or in connection with the sale or issuance of the same or similar commodities, securities or property (for example, repurchase agreements, mandatorily redeemable preferred stock and sale/leaseback agreements),

         (x) Liabilities with respect to letters of credit or applications or reimbursement agreements therefor,

         (xi)     Liabilities with respect to banker's acceptances or

         (xii) Liabilities with respect to obligations to deliver goods or services in consideration of advance payments therefor;

         provided, however, that the "INDEBTEDNESS" of any Person shall not include Liabilities that were incurred in the ordinary course of business by such Person on ordinary trade terms to vendors, suppliers or other Persons providing goods and services for use by such Person in the ordinary course of its business, unless and until such Liabilities are outstanding more than 120 days after the date the respective goods are delivered or the respective services are rendered, other than Liabilities contested in good faith by appropriate proceedings, if required, and for which adequate reserves are maintained on the books of such Person in accordance with GAAP.

         "INITIAL FINANCIAL STATEMENTS" means the unaudited Consolidated balance sheet of EOTT MLP and its Subsidiaries as of January 31, 2002 and the related Consolidated statement of operations, cash flows and partners' capital for the month ended January 31, 2002.

         "INTEREST PAYMENT DATE" means (i) with respect to each Alternative Base Rate Loan, the last day of each month and (ii) with respect to each LIBOR Loan, the last day of the Interest Period that is applicable thereto and, in the case of an Interest Period longer than one month, at monthly intervals after the first day of such Interest Period.

         "INTEREST PERIOD" means, with respect to each particular LIBOR Loan in a Borrowing, the period specified in the Borrowing Notice or Continuation/Conversion Notice applicable thereto, beginning on and including the date specified in such Borrowing

         Notice or Continuation/Conversion Notice (which must be a Business Day) and ending one, three, or six months thereafter, as the Borrower Representative may elect in such notice; provided, however, that: (i) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the preceding Business Day; (ii) any Interest Period which begins on the last Business Day in a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day in a calendar month; and (iii) notwithstanding the foregoing, no Interest Period may be selected that would end after the last day of the Commitment Period.

         "INVESTMENT" means any investment made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, Indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise and whether made in cash, by the transfer of property or by any other means.

         "LAW" means any statute, law, regulation, ordinance, rule, treaty, judgment, order, decree, permit, concession, franchise, license, agreement or other governmental restriction of the United States or any state or political subdivision thereof or of any foreign country or any department, province or other political subdivision thereof.

         "L/C COLLATERAL" has the meaning set forth in Section 2(l)(i).

         "L/C CONDITIONS" has the meaning set forth in Section 2(h).

         "L/C ISSUER" means Standard Chartered, in its capacity as an issuer of Letters of Credit hereunder, its successors in such capacity and any other Lender appointed by the Administrative Agent as an L/C Issuer hereunder in place of or in addition to Standard Chartered; provided, however, such appointment shall have been approved by each Lender.

         "L/C OBLIGATIONS" means, at the time in question, the sum of all Matured L/C Obligations, plus the maximum amounts L/C Issuer might then or thereafter be called upon to advance under all Letters of Credit then outstanding.

         "LENDER EXPENSES" means any and all sums, costs and expenses incurred by the Administrative Agent after April 1, 2002 in connection with the preparation, negotiation and filing of any mortgage, deed of trust, fixture filing, financial statement or other document or instrument filed to perfect a Lien in favor of the Administrative Agent on assets of any Borrower Party that are included in Property, Plant and Equipment as reflected in a Consolidated balance sheet of EOTT MLP and its Subsidiaries.

         "LENDER PARTIES" means the Administrative Agent, the L/C Issuer and all Lenders.

         "LENDER SCHEDULE" means Schedule VI hereto.

         "LENDERS" means each signatory hereto (other than any Credit Party that is a party hereto), including Standard Chartered, in its capacity as a Lender hereunder rather than as the Administrative Agent and L/C Issuer and the successors of each such party as a holder of a Note.

         "LETTER OF CREDIT" means any letter of credit issued by L/C Issuer hereunder at the application of the Borrower Representative.

         "LETTER OF CREDIT FEE" means, with respect to each Letter of Credit for each month or a portion thereof while such Letter of Credit remains outstanding, a fee equal to the product of (i) one and three-quarters percent (1.75%) per annum and (ii) the Average Daily Maximum Drawing Amount thereof.

         "LETTER OF CREDIT REQUEST" means a request in the form and substance of Exhibit D or substantially in such form as the L/C Issuer may from time to time prescribe delivered by the Borrower Representative to the L/C Issuer in accordance with the provisions of this Agreement and any letter of credit request previously delivered to Standard Chartered in connection with the Existing Letters of Credit.

         "LIABILITIES" means, as to any Person, all Indebtedness, liabilities and obligations of such Person, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, and whether or not required to be considered pursuant to GAAP.

         "LIBOR LENDING OFFICE" means, with respect to a Lender, the office of such Lender specified as its "LIBOR Lending Office" on the Lender Schedule hereto (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower Representative and the Administrative Agent.

         "LIBOR" means, as applicable to any LIBOR Loan within a Borrowing and with respect to the related Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/32 of 1%) as determined on the basis of offered rates for deposits in U.S. dollars, for a period of time comparable to such Interest Period which appears on Telerate Page 3750 (or any successor page) as of 11:00 a.m. London time on the day that is two Business Days preceding the first day of such LIBOR Loan; provided, however, if the rate described above does not appear on the Telerate system on any applicable interest determination date, LIBOR shall be the rate (rounded upwards as described above, if necessary) for deposits in dollars for a period substantially equal to such Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London time), on the date that is two Business Days prior to the beginning of such Interest Period; and provided further, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/1000 of 1%). If both the Telerate and Reuters system are unavailable, then LIBOR for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) Business Days preceding the first day of such LIBOR Loan as selected by the Administrative Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the day that is two Business Days preceding the first day of such LIBOR Loan. In the event that the Administrative Agent is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to such LIBOR Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of any Lender, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1, minus the Reserve Percentage. "RESERVE PERCENTAGE" means the maximum aggregate reserve requirement (including all basic, supplemental, marginal, special, emergency and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D. Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities that includes deposits by reference to which LIBOR is to be determined or (ii) any category of extensions of credit or other assets that include LIBOR Loans. The interest rate for any LIBOR Loan shall change whenever the Reserve Percentage changes.

         "LIBOR LOAN" means a Loan that bears interest at a rate based upon LIBOR.

         "LIEN" means, with respect to any property or assets, any right or interest therein of a creditor to secure Liabilities owed to it or any other arrangement with such creditor which provides for the payment of such Liabilities out of such property or assets or which allows such creditor to have such Liabilities satisfied out of such property or assets prior to the general creditors of any owner thereof, including any lien, mortgage, security interest, pledge, deposit, production payment, rights of a vendor under any title retention or conditional sale agreement or lease substantially equivalent thereto, tax lien, mechanic's or materialman's lien or any other charge or encumbrance for security purposes, whether arising by law or agreement or otherwise, but excluding any right of offset that arises without agreement in the ordinary course of business. "LIEN" also means any filed financing statement, any registration of a pledge (such as with an issuer of uncertificated securities) or any other arrangement or action that would serve to perfect a Lien described in the preceding sentence, regardless of whether such financing statement is filed, such registration is made or such arrangement or action is undertaken before or after such Lien exists.

         "LOANS" has the meaning set forth in Section 2(a)(i).

         "LOAN COMMITMENT" means $40,000,000, as such amount may be reduced from time to time as provided in Section 2(m).

         "MAJORITY LENDERS" means Lenders whose aggregate Percentage Shares equal or exceed sixty-six and two-thirds percent (66-2/3%).

         "MARKET PRICE" means, on each day, a spot price for the inventory of crude oil, refined petroleum products or NGLs being valued, determined by published prices and methodology as Currently Approved by the Administrative Agent at the time of determination.

         "MARKET VALUE OF UNHEDGED ELIGIBLE INVENTORY" means, with respect to any volume of Unhedged Eligible Inventory, the net proceeds that would be realized upon an immediate sale thereof for cash at the Market Price and otherwise on an as-is/where-is basis pursuant to foreclosure of the Liens thereon in favor of the Administrative Agent.

         "MATERIAL ADVERSE CHANGE" means a material and adverse change, from the state of affairs presented in the Initial Financial Statements, including any such change that may result from the settlement, discharge, release or other resolution of, or any change that may result from any development or event affecting any matter disclosed in the Disclosure Schedule, or as represented or warranted in any Credit Document, including any such change that may result from the settlement, discharge, release or other resolution of, or any change that may result from any development or event affecting any matter disclosed in the Disclosure Schedule, to (i) EOTT MLP's Consolidated financial condition, (ii) EOTT MLP's Consolidated operations, properties or prospects, considered as a whole, (iii) Borrower's ability to timely pay the Obligations or (iv) the enforceability of any Credit Document.

         "MATURED L/C OBLIGATIONS" means all amounts paid by L/C Issuer on drafts or demands for payment drawn or made under or purported to be under any Letter of Credit and all other amounts due and owing to L/C Issuer under any Letter of Credit Request, to the extent the same have not been repaid to L/C Issuer (with the proceeds of Loans or otherwise).

         "MAXIMUM DRAWING AMOUNT" means, at the time in question, the maximum amounts that L/C Issuer might then or thereafter be called upon to advance under any Letter of Credit issued by L/C Issuer then outstanding or, if the context requires, the sum of all such amounts under all such Letters of Credit.

         "MAXIMUM FACILITY AMOUNT" means $300,000,000, as such amount may be reduced from time to time as provided in Section 2(m).

         "MAXIMUM OUTSTANDING L/C AMOUNT" means for any month, the highest daily total amount of the L/C Obligations.

         "MINIMUM REQUIRED CONSOLIDATED NET WORTH" means, at the time of determination thereof, the sum of (i) Consolidated Net Worth as reflected in the Initial Financial Statements plus (ii) $10,000,000.

         "MOODY'S" means Moody's Investor Service, Inc., or its successor.

         "NGLS" means liquid hydrocarbon products extracted from a natural gas stream, including ethane, propane, normal butane, isobutane and natural gasoline.

         "NAMED EXECUTIVE OFFICERS" has the meaning given such term in Item 402
         (a) and (b) of Regulation S-K promulgated by the Securities and Exchange Commission and as in effect at the Closing Date.

         "NOTES" means, whether one or more, the promissory note(s) of Borrower dated the date hereof and made payable to the order of the Lender(s) in accordance with their respective Percentage Shares, each in the form of Exhibit A hereto, all of which shall evidence the aggregate joint and several Indebtedness of Borrower in respect of the Obligations.

         "NYMEX" means the New York Mercantile Exchange.

         "NYMEX HEDGED ELIGIBLE INVENTORY" means Eligible Inventory which has been hedged for delivery within the next 190 days by a contract on the NYMEX arranged through brokers approved by the Administrative Agent and with whom a three-party agreement among any Borrower Party, the Administrative Agent and such broker has been entered in form and substance satisfactory to the Administrative Agent or otherwise hedged in a manner satisfactory to the Administrative Agent. The value of NYMEX Hedged Eligible Inventory shall be the volume of the inventory times the Market Price.

         "OBLIGATION" means any part of the Obligations.

         "OBLIGATIONS" shall mean and include any and all Indebtedness, Liabilities and obligations of every kind, nature and description of each Credit Party to any Lender Party, or any of them, however evidenced, whether arising under this Agreement, the Notes, the other Credit Documents or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint and/or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, or on original, renewed or extended terms and whether arising directly or acquired by Lenders from any other entity outright, conditionally or as collateral security, by assignment, by merger with any other entity, by assumption, by subrogation, by operation of law or otherwise (including, without limitation, participations or interests of any Lender in the obligations of any Credit Party to others), including, but without limiting the generality of the foregoing, indebtedness, obligations or Liabilities of any Credit Party to any Lender as a member of any partnership, syndicate or association, whether for principal, interest, fees, expenses, indemnities or other amounts and whether incurred by any Credit Party as principal, surety, endorser, guarantor, accommodation party, indemnitor or otherwise.

         "OFFSETTING POSITION" means any offsetting sale or purchase agreement, an offsetting NYMEX contract, an offsetting physical inventory position (excluding tank bottoms and pipeline linefill inventory classified as a long term asset and working inventory not held for resale) or an offsetting swap, collar or option contract, in each case eliminating price risk and substantially all basis risk.

         "OPEN POSITION" means, with respect to crude oil inventory or crude oil purchase or sale contracts, any position that does not have an Offsetting Position.

         "OTHER HEDGED ELIGIBLE INVENTORY" means Eligible Inventory which has been hedged with a contract for physical delivery to a counterparty whose Account would qualify as a Tier I Eligible Receivable or otherwise hedged in a manner satisfactory to the Administrative Agent in its sole discretion. The value of Other Hedged Eligible Inventory shall be the volume of the inventory times the Market Price.

         "OTHER PRIORITY CLAIMS" means any account payable, obligation or liability that the Administrative Agent has determined has or will have a Lien upon or claim against any Cash Equivalent, Account or inventory of Borrower senior or equal in priority to the security interests in favor of the Administrative Agent for the benefit of Lenders, in each case to the extent such Cash Equivalent, Account or inventory of Borrower is otherwise included in the determination of the Borrowing Base and the included portion thereof has not already been reduced by such Lien or claim.

         "PERCENTAGE SHARE" means, with respect to any Lender (i) when used in
         Section 2(a), 2(b), or 2(m), in any Borrowing Notice or when no Loans are outstanding hereunder, the percentage set forth opposite such Lender's name on the Lender Schedule hereto and (ii) when used otherwise, the percentage obtained by dividing (A) the sum of the unpaid principal balance of such Lender's Loans at the time in question, plus the Matured L/C Obligations which such Lender has funded pursuant to Section 2(j)(iii), plus the portion of the Maximum Drawing Amount which such Lender might be obligated to fund under Section 2(j)(iii) by (B) the sum of the aggregate unpaid principal balance of all Loans at such time, plus the aggregate amount of L/C Obligations outstanding at such time.

         "PERMITTED ACQUISITIONS" means (i) the acquisition by a Credit Party of all of the capital stock or other equity interests in a Person (exclusive of general partner interests held by EOTT GP, EOTT Corp. or another Wholly Owned Subsidiary of Enron not in excess of a 1% economic interest and exclusive of director qualifying shares and other equity interests required to be held by an Affiliate to comply with a requirement of Law) or (ii) any acquisition by a Credit Party of all or a portion of the business, assets or operations of a Person (whether in a single transaction or a series of related transactions); provided, however, that (A) prior to and after giving effect to such acquisition no Default or Event of Default shall have occurred and be continuing;
         (B) all representations and warranties shall be true and correct as if restated immediately following the consummation of such acquisition;
         (C) substantially all of such business, assets and operations so acquired, or of the Person so acquired, consists of crude oil, refined petroleum products and/or NGLs marketing, gathering, transportation, storage, terminalling and pipeline operations; and (D) the consideration paid or payable in connection with all such acquisitions does not exceed $1,000,000 in the aggregate.

         "PERMITTED CAPITAL EXPENDITURES" means (i) cash Capital Expenditures made to maintain, up to the level that exists on the Closing Date, the operating capacity of the capital assets of Borrower, taken as a whole, as such assets exist on the Closing Date and (ii) cash Capital Expenditures made during Fiscal Year 2002 not to exceed $27,000,000 in the aggregate for additions or improvements to the capital assets owned by any Borrower Party or the acquisition (including Permitted Acquisitions, of existing or the construction of new capital assets that consist of pipeline systems, storage facilities or other assets directly related to the business of crude oil, refined petroleum products and/or NGLs, marketing, gathering, transportation, storage or terminalling.

         "PERMITTED INTERCOMPANY INDEBTEDNESS" means Indebtedness of any Credit Party (other than EOTT MLP) to (i) EOTT MLP, (ii) Enron or any Affiliate of Enron that is subject to the Enron Bankruptcy Proceedings, but only to the extent described under the caption "Enron Related Matters" in Section 7(t) of the Disclosure Schedule or (iii) any other Affiliate of Enron (other than a Credit Party) Currently Approved by the Administrative Agent that is subordinated to all of the Obligations and all Indebtedness and other Liabilities incurred by any Credit Party (other than EOTT MLP) in the ordinary course of business to vendors, suppliers or other Persons providing goods and services to any Credit Party on terms approved in writing by the Majority Lenders; provided, however, that such terms shall not prohibit the regular payment of a market rate of interest (as determined in good faith by the board of directors of EOTT Corp.) on Permitted Intercompany Indebtedness unless there shall have occurred and be continuing a Default or Event of Default, or such payment would result in the occurrence of a Default or Event of Default; and provided further, however, that such terms shall prohibit or restrict repayments, repurchases and redemptions of principal as the Majority Lenders shall determine in its sole discretion.

         "PERMITTED INVENTORY LIENS" means any Lien and the amount of any Liability secured thereby, on crude oil, refined petroleum products or NGLs inventory that would be a Permitted Lien under Section 9(a)(ii) (so long as such Lien is inchoate) or Section 9(a)(iv).

         "PERMITTED INVESTMENTS" means (i) Cash Equivalents, (ii) Investments described in the Disclosure Schedule, (iii) Investments by EOTT MLP or any of its Subsidiaries in any Wholly Owned Subsidiary of EOTT MLP that is a Borrower Party or Guarantor and (iv) Permitted Acquisitions.

         "PERMITTED LIEN" shall mean any of the following:

         (i) Liens created pursuant to the Existing Agreement or the Credit Documents;

         (ii) pledges or deposits of cash or securities under worker's compensation, unemployment insurance or other social security legislation or deposits with insurers to cover self-retention obligations under employee life or medical insurance programs;

         (iii) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's or other like Liens (including, without limitation, Liens on property of any Credit Party in the possession of storage facilities, pipelines or barges) arising in the ordinary course of business for amounts that are not more than 60 days past due or the validity of which is being contested in good faith and by appropriate proceedings, if necessary, and for which adequate reserves are maintained on the books of any Credit Party in accordance with GAAP;

         (iv) Liens under or with respect to accounts with brokers or counterparties with respect to the following commodity accounts maintained by EOTT OLP with Refco, L.L.C.: Account Nos. 1725 43979; 1725 65803; 1725 67320; 1725 67543; 1725
                  72336; 1725 72611; 1725 67544 and 67544M; and L610 54999 (for
                  transactions effected with or through United Energy, Inc.), consisting of cash, commodities or futures contracts, options, securities, instruments and other like assets;

         (v) deposits of cash or securities to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory or regulatory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (vi) Liens in respect of existing Capital Leases but encumbering only the property under lease;

         (vii) statutory Liens related to the purchase of crude oil by a Borrower Party;

         (viii) Liens granted by EOTT Canada in favor of Enron reflected in the Alberta Personal Property Registry;

         (ix)     Liens permitted by the Security Documents;

         (x) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith and by appropriate proceedings, if necessary, and for which adequate reserves are maintained on the books of any Credit Party in accordance with GAAP; and

         (xi) easements, rights-of-way, restrictions, minor defects and irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of any Credit Party.

         "PERMITTED REFINANCING INDEBTEDNESS" means Indebtedness incurred by any Credit Party (i) secured by any asset included in Property, Plant and Equipment as reflected in the most current Consolidated balance sheet of EOTT MLP and its Subsidiaries and (ii) with respect to which all of the proceeds are applied to pay or prepay outstanding Obligations.

         "PERMITTED REPURCHASE INDEBTEDNESS" means Indebtedness incurred by any Credit Party pursuant to which the counterparty will purchase commodities from such Credit Party under a repurchase arrangement.

         "PERMITTED SUBORDINATED DEBT" means (i) Indebtedness of a Borrower Party to EOTT MLP that is subordinated to (A) all of the Obligations or terms approved in writing by the Majority Lenders and (B) all Indebtedness incurred by such Borrower Party to trade creditors, the terms of which do not provide for scheduled payments of any principal of such Indebtedness (including scheduled repayments or sinking fund payments) prior to December 31, 2003 and (ii) any and all other current or future Indebtedness of any Credit Party that is subordinated to all of the Obligations on terms approved in writing by the Majority Lenders.

         "PERSON" means an individual, corporation, partnership, limited liability company, association, joint stock company, trust or trustee thereof, estate or executor thereof, unincorporated organization or joint venture, Tribunal or any other legally recognizable entity.

         "PRESCRIBED FORMS" has the meaning set forth in Section 3(g)(iv).

         "RATING AGENCY" means either S&P or Moody's.

         "REGISTER" has the meaning set forth in Section 14(e).

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect.

         "REIMBURSABLE TAXES" has the meaning set forth in Section 3(g)(i).

         "RELEASE" has the meaning given such term in 42 U.S.C. Section
         9601(22).

         "RESTRICTED PAYMENTS" means (i) the declaration, payment or making of any distribution or other payment on account of EOTT MLP's partnership or other equity interests or to the direct or indirect holders of EOTT MLP's partnership or other equity interests in their capacity as such (other than distributions payable in partnership or other equity interests of EOTT MLP); (ii) the purchase, redemption or other acquisition or retirement by EOTT MLP for value of any partnership or other equity interests of EOTT MLP; or (iii) the making of any principal payment on, or the purchase, redemption, defeasance or other acquisition or retirement for value of, any Indebtedness of EOTT MLP that is subordinated to the Obligations.

         "RISK MANAGEMENT POLICIES" means, with respect to any Borrower Party, such risk management procedures and internal controls and such trading policies with such Open Position limits, with such changes thereto in effect at any time after the Closing Date, as are then currently approved by the EOTT Corp. board of directors.

         "S&P" means Standard & Poor's Ratings Group (a division of McGraw Hill, Inc.) or its successor.

         "SECURITY" means any rights, properties or interests of any Lender Party under the Credit Documents, which provide recourse or other benefits to any Lender Party in connection with the Obligations or the non-payment or non-performance thereof, including any Collateral, guaranties of the payment of any Obligation, bonds, surety agreements, keep-well agreements, letters of credit, rights of subrogation, rights of offset and other rights provided for thereunder.

         "SECURITY DOCUMENTS" means the instruments listed in the Security Schedule and all other security agreements, deeds of trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore or hereafter delivered by any Credit Party to the Administrative Agent in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of any Credit Party's other duties and obligations under the Credit Documents.

         "SECURITY SCHEDULE" means Schedule VII hereto.

         "SUBSIDIARY" means, with respect to any Person, any corporation, association, partnership, limited liability company, joint venture or other business or corporate entity, enterprise or organization which is directly or indirectly (through one or more intermediaries) controlled or owned more than 50% by such Person.

         "SUPPLEMENTAL INDENTURE" means the First Supplemental Indenture dated October 1, 1999 among EOTT MLP, EOTT Finance Corp., EOTT OLP, EOTT Pipeline, EOTT Canada and the Bank of New York.

         "TERMINATION EVENT" means (i) the occurrence with respect to any ERISA Plan of (A) a reportable event described in Sections 4043(c)(5) or (6) of ERISA or (B) any other reportable event described in Section 4043(c) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, (ii) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate any ERISA Plan or the treatment of any ERISA Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate any ERISA Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA or (v) any other event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

         "TIER I ACCOUNT DEBTOR" means a Person (i) whose Debt Rating is either at least Baa3 by Moody's or at least BBB- by S&P, (ii) whose commercial paper is rated A-1 by S&P or P-1 by Moody's or (iii) which is Currently Approved by the Administrative Agent as a Tier I Account Debtor.

         "TIER II ACCOUNT DEBTOR" means a Person Currently Approved by the Administrative Agent as a Tier II Account Debtor.

         "TIER I ELIGIBLE CRUDE/PRODUCT/LIQUID DELIVERIES" means each Eligible Crude/Product/Liquid Delivery (i) to a Tier I Account Debtor; (ii) fully and unconditionally guaranteed as to payment by a Person whose Debt Rating is either at least Baa3 by Moody's or at least BBB- by S&P; or (iii) fully covered by a letter of credit from an Acceptable Issuer, in form Currently Approved by the Administrative Agent.

         "TIER II ELIGIBLE CRUDE/PRODUCT/LIQUID DELIVERIES" means each Eligible Crude/Product/Liquid Delivery to a Tier II Account Debtor.

         "TIER I ELIGIBLE RECEIVABLES" means each Eligible Receivable (i) from a Tier I Account Debtor; (ii) fully and unconditionally guaranteed as to payment by a Person whose Debt Rating is either at least Baa3 by Moody's or at least BBB- by S&P or whose commercial paper is rated A-1 by S&P or P-1 by Moody's; or (iii) fully covered by a letter of credit from an Acceptable Issuer, in form Currently Approved by the Administrative Agent.

         "TIER II ELIGIBLE RECEIVABLES" means each Eligible Receivable from a Tier II Account Debtor.

         "TRIBUNAL" means any government, any arbitration panel, any court or any governmental department, commission, board, bureau, agency or instrumentality of the United States of America or any state, province, commonwealth, nation, territory, possession, county, parish, town, township, village or municipality, whether now or hereafter constituted or existing.

         "TYPE" means, with respect to any Loans, the characterization of such Loans as either Alternate Base Rate Loans or LIBOR Loans.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York.

         "U.C.P." means the Uniform Customs and Practice for Documentary Credits (1993 revision), International Chamber of Commerce Publication No. 500, or any subsequent revision thereof.

         "UNHEDGED ELIGIBLE INVENTORY" means Eligible Inventory other than NYMEX Hedged Eligible Inventory and Other Hedged Eligible Inventory.

         "UNDRAWN PRODUCT PURCHASE LETTERS OF CREDIT" means, on any day, the aggregate amount of all underlying product purchase obligations supported by one or more Letters of Credit. As used herein, "underlying product purchase obligation" means all existing unpaid obligations of a Borrower Party to the beneficiary of such Letter of Credit in respect of crude oil, refined petroleum products or NGLs that such Borrower Party is obligated to purchase or receive or has then nominated to purchase or receive and such beneficiary is obligated to sell or deliver, in each case pursuant to a firm written purchase and sale or exchange agreement. For the avoidance of doubt, any such crude oil, refined petroleum products or NGLs are excluded from Eligible Inventory and Eligible Crude/Product/Liquid Deliveries.

         "WHOLLY OWNED SUBSIDIARY" means any Subsidiary of a Person, all of the issued and outstanding stock, limited liability company membership interests or partnership interests of which (including all rights or options to acquire such stock or interests) are directly or indirectly (through one or more Subsidiaries) owned by such Person, excluding any general partner interests owned by EOTT GP in any such Subsidiary that is a partnership, such general partner interests not to exceed two percent (2%) of the aggregate ownership interests of any such partnership and directors' qualifying shares if applicable.

2.   The Loans and Letters of Credit.

(a)      Commitments to Lend; Notes.

         (i) Subject to the terms and conditions hereof, each Lender agrees to make one or more revolving credit loans (collectively, the "LOANS") to Borrower upon the Borrower Representative's request from time to time during the Commitment Period; provided, however, that (A) subject to Sections 3(c), 3(d) and 3(f), all Lenders are requested to make Loans of the same Type as part of the same Borrowing, (B) after giving effect to such Loans, the aggregate principal amount of outstanding Loans will not exceed the Loan Commitment and (C) after giving effect to such Loans, the Facility Usage does not exceed the lesser of (1) the Maximum Facility Amount and (2) the Borrowing Base determined as of the date on which the requested Loans are to be made. Subject to the terms and conditions of this Agreement, Borrower may borrow, repay and reborrow hereunder Loans under the Revolving Credit Facility.

         (ii) The aggregate amount of all Loans in any Borrowing must be equal to $500,000 or any higher integral multiple of $250,000. Borrower may have no more than five Borrowings of LIBOR Loans outstanding at any time. The obligation of Borrower to repay to each Lender the aggregate amount of all Loans made by such Lender, and to reimburse such Lender for its share of all Matured L/C Obligations, together with interest accruing in connection therewith, shall be evidenced by a Note made by Borrower payable to the order of such Lender in the form of Exhibit A with appropriate insertions. The amount of principal owing on any Note at any given time shall be the aggregate amount of all Loans theretofore made by such Lender, minus all payments of principal theretofore received by such Lender on such Note. Interest on each Note shall accrue and be due and payable as provided herein and therein. The principal amount of each Note shall be due and payable as provided herein and therein. Notwithstanding any other provision hereof to the contrary each Note shall be due and payable in full not later than the last day of the Commitment Period.

(b) Requests for New Loans. The Borrower Representative must give to the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any requested Borrowing of Loans to be funded by the Lenders. Each such notice constitutes a "BORROWING NOTICE" hereunder and must:

         (i) specify (A) the aggregate amount of any such Borrowing of Alternative Base Rate Loans and the date on which such Alternative Base Rate Loans are to be advanced or (B) the aggregate amount of any such Borrowing of LIBOR Loans, the date on which such LIBOR Loans are to be advanced (which shall be the first day of the Interest Period which is to apply thereto) and the length of the applicable Interest Period; and

         (ii) be received by the Administrative Agent not later than 11:00 a.m., New York, New York time, on (A) the Business Day preceding the day on which any such

                  Alternative Base Rate Loans are to be made or (B) the third Business Day preceding the day on which any such LIBOR Loans are to be made.

         Each such written request or confirmation must be made in the form and substance of the Borrowing Notice attached hereto as Exhibit B, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrower as to the matters that are required to be set out in such written confirmation. Upon receipt of any such Borrowing Notice, the Administrative Agent shall give each Lender prompt notice of the terms thereof. If all conditions precedent to such new Loans have been met, each Lender will on the date requested promptly remit to the Administrative Agent at the Administrative Agent's office in New York, New York the amount of such Lender's Loan in immediately available funds, and upon receipt of such funds, unless to its actual knowledge any conditions precedent to such Loans have been neither met nor waived as provided herein, the Administrative Agent shall promptly make such Loans available to Borrower. Unless the Administrative Agent shall have received prompt notice from a Lender that such Lender will not make available to the Administrative Agent such Lender's new Loan, the Administrative Agent may in its discretion assume that such Lender has made such Loan available to the Administrative Agent in accordance with this Section and the Administrative Agent may if it chooses, in reliance upon such assumption, make such Loan available to Borrower. If and to the extent such Lender shall not so make its new Loan available to the Administrative Agent, such Lender and Borrower severally agree to pay or repay to the Administrative Agent within three days after demand the amount of such Loan together with interest thereon, for each day from the date such amount was made available to Borrower until the date such amount is paid or repaid to the Administrative Agent, with interest at (i) the Federal Funds Rate, if such Lender is making such payment and (ii) the interest rate applicable at the time to the other new Loans made on such date, if Borrower is making such repayment. If neither such Lender nor Borrower pays or repays to the Administrative Agent such amount within such three-day period, the Administrative Agent shall be entitled to recover from Borrower, on demand, in lieu of the interest provided for in the preceding sentence, interest thereon at the Default Rate, calculated from the date such amount was made available to Borrower. The failure of any Lender to make any new Loan to be made by it hereunder shall not relieve any other Lender of its obligation hereunder, if any, to make its new Loan, but no Lender shall be responsible for the failure of any other Lender to make any new Loan to be made by such other Lender.

(c) Conditions Precedent to Extension of Credit. No Lender or LC Issuer has any obligation to make any Extension of Credit (including its first) unless the following conditions precedent have been satisfied:

         (i) All representations and warranties as made by any Credit Party in any Credit Document shall be true on and as of the date of such Extension of Credit as if such representations and warranties had been made as of the date of such Extension of Credit, except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of the Majority Lenders.

         (ii) No Default shall exist at the date of such Extension of Credit.

         (iii)    No Material Adverse Change shall have occurred.

         (iv) The making of such Extension of Credit shall not be prohibited by any Law and shall not subject any Lender or any LC Issuer to any penalty or other onerous condition under or pursuant to any such Law.

(d) Continuations and Conversions of Existing Loans. Borrower may make the following elections with respect to Loans already outstanding: to Convert, in whole or in part, Alternative Base Rate Loans to LIBOR Loans, to Convert, in whole or in part, LIBOR Loans to Alternative Base Rate Loans on the last day of the Interest Period applicable thereto and to Continue, in whole or in part, LIBOR Loans beyond the expiration of such Interest Period by designating a new Interest Period to take effect at the time of such expiration. In making such elections, Borrower may combine existing Loans made pursuant to separate Borrowings into one new Borrowing or divide existing Loans made pursuant to one Borrowing into separate new Borrowings. Borrower may have no more than five Borrowings of LIBOR Loans outstanding at any time. To make any such election, the Borrower Representative must give to the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of any such Conversion or Continuation of existing Loans, with a separate notice given for each new Borrowing. Each such notice constitutes a "CONTINUATION/CONVERSION NOTICE" hereunder and must:

         (i) specify the existing Loans which are to be Continued or Converted;

         (ii) specify (A) the aggregate amount of any Borrowing of Alternative Base Rate Loans into which such existing Loans are to be Continued or Converted and the date on which such Continuation or Conversion is to occur or (B) the aggregate amount of any Borrowing of LIBOR Loans into which such existing Loans are to be Continued or Converted, the date on which such Continuation or Conversion is to occur (which shall be the first day of the Interest Period which is to apply to such LIBOR Loans) and the length of the applicable Interest Period; and

         (iii) be received by Lender not later than 11:00 a.m., New York, New York time, on (A) the day on which any such Continuation or Conversion to Alternative Base Rate Loans is to occur or (B) the third Business Day preceding the day on which any such Continuation or Conversion to LIBOR Loans is to occur.

         Each such written request or confirmation must be made in the form and substance of the Continuation/Conversion Notice attached hereto as Exhibit C, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by Borrower as to the matters that are required to be set out in such written confirmation. Upon receipt of any such Continuation/Conversion Notice, the Administrative Agent shall give each Lender prompt notice of the terms thereof. Each Continuation/Conversion Notice shall be irrevocable and binding on Borrower. During the continuance of any Default, Borrower may not make any election to Convert existing Loans into LIBOR Loans or Continue existing Loans as LIBOR Loans beyond the expiration of their respective and corresponding Interest Period then in effect. If, due to the existence of a Default or for any other reason, Borrower fails to timely and properly give any Continuation/Conversion Notice with respect to a Borrowing of existing LIBOR Loans at least three Business Days prior to the end of the Interest Period applicable thereto, such LIBOR Loans, to the extent not prepaid at the end of such Interest Period, shall automatically be Converted into Alternative Base Rate Loans at the end of such Interest Period. No new funds shall be repaid by Borrower or advanced by any Lender in connection with any Continuation or Conversion of existing Loans pursuant to this Section, and no such Continuation or Conversion shall be deemed to be a new advance of funds for any purpose; such Continuations and Conversions merely constitute a change in the interest rate applicable to already outstanding Loans.

(e)      Use of Proceeds.

         (i) Borrower shall use all proceeds of Loans solely (A) for working capital purposes in the ordinary course of business and (B) to refinance Matured L/C Obligations.

         (ii) Borrower shall use all Letters of Credit solely for the purposes specified in Section 2(h)(iv).

         (iii) In no event shall any Loan or any Letter of Credit be used directly or indirectly by any Person for personal, family, household or agricultural purposes, (A) for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System) or (B) to extend credit to others directly or indirectly for the purpose of purchasing or carrying any such margin stock. Borrower represents and warrants that no Borrower Party is engaged principally in, or has as one of Borrower's important activities, the business of extending credit to others for the purpose of purchasing or carrying such margin stock.

(f) Optional Prepayments of Loans. Borrower may, upon five Business Days' notice to the Administrative Agent (and the Administrative Agent will promptly give notice to the other Lenders), from time to time and without premium or penalty prepay the Loans, in whole or in part, so long as the aggregate amounts of all partial prepayments of principal on the Loans equals $2,000,000 or any higher integral multiple of $250,000. Each prepayment of principal under this Section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this Section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Credit Documents at the time of such prepayment, including, without limitation, pursuant to Section 3(f).

(g)      Mandatory Prepayments; Automatic Reduction of Maximum Facility Amount.

         (i) Borrower shall ensure that at no time will Facility Usage exceed the Borrowing Base as calculated on any day during the Commitment Period, which amount as so calculated may differ from the amount of the Borrowing Base reflected in the most recently delivered Borrowing Base Report. If at any time the Facility Usage exceeds the Borrowing Base (whether due to a reduction in the Borrowing Base in accordance with this Agreement, or otherwise), or the Maximum Facility Amount (whether due to a reduction thereto pursuant to Section 2(g)(ii) or Section 2(m)(iii), or otherwise), Borrower shall immediately and without demand prepay the principal of the Loans in an amount at least equal to such excess.

         (ii) If at any time during the Commitment Period Borrower shall receive or be entitled to receive (A) a loan or other proceeds of any Permitted Refinancing Indebtedness or (B) any proceeds (including insurance proceeds) with respect to any sale, transfer, lease, exchange, alienation, disposition, loss, destruction or condemnation of any Collateral (excluding any sale permitted under Section 9(f)(iii) below), the Maximum Facility Amount will be reduced automatically and permanently on a pro tanto basis by an amount equal to (x) the total proceeds received minus (y) any amount thereof applied to pay or prepay Obligations outstanding under either of the SCTSC Agreements with a concomitant permanent reduction of SCTSC's commitment thereunder.

         (iii) If at any time during the Commitment Period Borrower shall receive or be entitled to receive proceeds of any Permitted Repurchase Indebtedness, the Maximum Facility Amount will be reduced automatically and permanently on a pro tanto basis by an amount equal to the lesser of (A) the total proceeds received minus any amount thereof applied to pay or prepay Obligations outstanding under either of the SCTSC Agreements and with a concomitant permanent reduction of SCTSC's commitment thereunder and (B) $65,000,000 minus any amount of such total proceeds received applied as described in the foregoing subclause (A).

         (iv) Each prepayment of principal under this Section shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal or interest prepaid pursuant to this Section shall be in addition to, and not in lieu of, all payments otherwise required to be paid under the Credit Documents at the time of such prepayment.

(h) Letters of Credit. Subject to the terms and conditions hereof, Borrower may during the Commitment Period request L/C Issuer to issue, amend or extend the expiration date of, one or more Letters of Credit; provided, however, that:

         (i) after taking such Letter of Credit into account, the Facility Usage does not at such time exceed the lesser of (A) the Maximum Facility Amount and (B) the Borrowing Base;

         (ii) the expiration date of such Letter of Credit is prior to the earlier of (A) 70 days after the date such Letter of Credit is to be issued, or such longer period (not to exceed 365 days) as may be Currently Approved by the Majority Lenders and (B) prior to the end of the Commitment Period;

         (iii) the issuance of such Letter of Credit will be in compliance with all applicable governmental restrictions, policies and guidelines and will not subject L/C Issuer to any cost that is not reimbursable under Section 3;

         (iv) such Letter of Credit is related to the purchase or exchange by any Borrower Party of crude oil, refined petroleum products or NGLs or other business purposes and is in a form and with terms as is usual and customary for letters of credit issued by L/C Issuer and shall be acceptable to L/C Issuer in its sole and absolute discretion and Currently Approved by the Administrative Agent; and

         (v) all other conditions in this Agreement to the issuance of such Letter of Credit have been satisfied.

L/C Issuer will honor any such request if the foregoing conditions (i) through
(v) (in the following Section (i) referred to as the "L/C CONDITIONS") have been met as of the date of issuance, amendment or extension of such Letter of Credit.

(i) Requesting Letters of Credit. The Borrower Representative must make written request for any Letter of Credit at least one Business Day before the date on which Borrower desires for L/C Issuer to issue such Letter of Credit. By making any such written request, unless otherwise expressly stated therein, Borrower shall be deemed to have represented and warranted that the L/C Conditions described in Section (h) will be met as of the date of issuance of such Letter of Credit. Each such written request for a Letter of Credit must be made in writing in the form and substance of Exhibit D, the terms and provisions of which are hereby incorporated herein by reference (or in such other form as may mutually be agreed upon by L/C Issuer and the Borrower Representative). If all L/C Conditions for a Letter of Credit have been met as described in Section (h) on any Business Day before 11:00 a.m., New York, New York time, L/C Issuer will issue such Letter of Credit on the same Business Day at L/C Issuer's Domestic Lending Office. If the L/C Conditions are met as described in Section (h) on any Business Day on or after 11:00 a.m., New York, New York time, L/C Issuer will issue such Letter of Credit on the next succeeding Business Day at L/C Issuer's Domestic Lending Office. If any provisions of any Letter of Credit Request conflict with any provisions of this Agreement, the provisions of this Agreement shall govern and control.

(j)      Reimbursement and Participations.

         (i) Each Matured L/C Obligation shall constitute a loan by L/C Issuer to Borrower. Borrower promises to pay to L/C Issuer, or to L/C Issuer's order, on demand, the full amount of each Matured L/C Obligation, together with interest thereon (A) at the Alternative Base Rate to and including the second Business Day after the Matured L/C Obligation is incurred and (B) at the Default Rate on each day thereafter.

         (ii) If the beneficiary of any Letter of Credit makes a draft or other demand for payment thereunder then the Borrower Representative may, during the interval between the making thereof and the honoring thereof by L/C Issuer, request the

                  Lenders to make Loans to Borrower in the amount of such draft or demand, which Loans shall be made concurrently with L/C Issuer's payment of such draft or demand and shall be immediately applied by L/C Issuer to repay the amount of the resulting Matured L/C Obligation. Such a request by the Borrower Representative shall be made in compliance with all of the provisions hereof; provided, however, that for the purposes of the first sentence of Section 2(a)(i), the amount of such Loans shall be considered, but the amount of the Matured L/C Obligation to be concurrently paid by such Loans shall not be considered.

         (iii) L/C Issuer irrevocably agrees to grant and hereby grants to each Lender, and, to induce L/C Issuer to issue Letters of Credit hereunder, each Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from L/C Issuer, on the terms and conditions hereinafter stated and for such Lender's own account and risk an undivided interest equal to such Lender's Percentage Share of L/C Issuer's obligations and rights under each Letter of Credit issued hereunder and the amount of each Matured L/C Obligation paid by L/C Issuer thereunder. Each Lender unconditionally and irrevocably agrees with L/C Issuer that, if a Matured L/C Obligation is paid under any Letter of Credit for which L/C Issuer is not reimbursed in full by Borrower in accordance with the terms of this Agreement and the related Letter of Credit Request (including any reimbursement by means of concurrent Loans or by the application of L/C Collateral), such Lender shall (in all circumstances and without set-off or counterclaim) pay to L/C Issuer on demand, in immediately available funds at L/C Issuer's address for notices hereunder, such Lender's Percentage Share of such Matured L/C Obligation (or any portion thereof that has not been reimbursed by Borrower). Each Lender's obligation to pay L/C Issuer pursuant to the terms of this subsection is irrevocable and unconditional. If any amount required to be paid by any Lender to an L/C Issuer pursuant to this subsection is paid by such Lender to L/C Issuer within three Business Days after the date such payment is due, L/C Issuer shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Federal Funds Rate. If any amount required to be paid by any Lender to an L/C Issuer pursuant to this subsection is not paid by such Lender to L/C Issuer within three Business Days after the date such payment is due, L/C Issuer shall in addition to such amount be entitled to recover from such Lender, on demand, interest thereon calculated from such due date at the Alternative Base Rate.

         (iv) Whenever an L/C Issuer has in accordance with subsection (iii) above received from any Lender payment of such Lender's Percentage Share of any Matured L/C Obligation, if L/C Issuer thereafter receives any payment of such Matured L/C Obligation or any payment of interest thereon (whether directly from Borrower or by application of L/C Collateral or otherwise, and excluding only interest for any period prior to L/C Issuer's demand that such Lender make such payment of its Percentage Share), L/C Issuer will distribute to such Lender its Percentage Share of the amounts so received by L/C Issuer; provided, however, that if any such payment received by L/C Issuer must thereafter be returned by L/C Issuer, such

                  Lender shall return to L/C Issuer the portion thereof that L/C Issuer has previously distributed to it.

(v) A written advice setting forth in reasonable detail the amounts owing under this Section, submitted by the L/C Issuer to Borrower or any Lender from time to time, shall be conclusive, absent manifest error, as to the amounts thereof.

(k)      No Duty to Inquire.

         (i) L/C Issuer is authorized and instructed to accept and pay drafts and demands for payment under any Letter of Credit without requiring, and without responsibility for, any determination as to the existence of any event giving rise to such draft, either at the time of acceptance or payment or thereafter. L/C Issuer is under no duty to determine the proper identity of anyone presenting such a draft or making such a demand (whether by tested telex or otherwise) as the officer, representative or agent of any beneficiary under any Letter of Credit, and payment by L/C Issuer to any such beneficiary when requested by any such purported officer, representative or agent is hereby authorized and approved. Each Borrower Party releases each Lender Party from, and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the subject matter of this Section, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY SUCH LENDER PARTY; provided, however, only that no Lender Party shall be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

         (ii) If the maturity of any Letter of Credit is extended by its terms or by Law or governmental action, if any extension of the maturity or time for presentation of drafts or any other modification of the terms of any Letter of Credit is made at the request of the Borrower Representative, or if the amount of any Letter of Credit is increased at the request of the Borrower Representative, this Agreement shall be binding upon all Credit Parties with respect to such Letter of Credit as so extended, increased or otherwise modified, with respect to drafts and property covered thereby and, with respect to any action taken by L/C Issuer, L/C Issuer's correspondents or any Lender Party in accordance with such extension, increase or other modification.

         (iii) If any Letter of Credit provides that it is transferable, L/C Issuer shall have no duty to determine the proper identity of anyone appearing as transferee of such Letter of Credit, nor shall L/C Issuer be charged with responsibility of any nature or character for the validity or correctness of any transfer or successive transfers, and payment by L/C Issuer to any purported transferee or transferees as determined by L/C Issuer is hereby authorized and approved, and Borrower releases each Lender Party from and agrees to hold each Lender Party harmless and indemnified against, any liability or claim in connection with or arising out of the foregoing, WHICH INDEMNITY SHALL APPLY WHETHER OR NOT ANY SUCH LIABILITY OR CLAIM IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY SUCH LENDER PARTY; provided, however, only that no Lender Party shall not be entitled to indemnification for that portion, if any, of any liability or claim which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment.

(l)      L/C Collateral.

         (i) If, after the making of all mandatory prepayments required under Section 2(g), the outstanding L/C Obligations to the L/C Issuer will exceed the lesser of (i) Borrowing Base and (ii) the Maximum Facility Amount, then in addition to prepayment of the entire principal balance of the Loans, Borrower will immediately pay to L/C Issuer an amount equal to such excess attributable to the L/C Obligations held by L/C Issuer. L/C Issuer will hold such amount as collateral security for the remaining L/C Obligations held by it (all such amounts held as collateral security for such L/C Obligations being herein collectively referred to as the "L/C COLLATERAL") and the other Obligations, and such collateral may be applied from time to time to pay the Matured L/C Obligations of L/C Issuer. However, neither this subsection nor the following subsection shall limit or impair any rights which L/C Issuer may have under any other document or agreement relating to any Letter of Credit, L/C Collateral or L/C Obligation, including any Letter of Credit Request or any rights that any Lender Party may have to otherwise apply any payments by Borrower and any L/C Collateral under Section 3(a).

         (ii) If the Obligations or any part thereof become immediately due and payable pursuant to Section 10 then, unless all Lenders otherwise specifically elect to the contrary (which election may thereafter be retracted by all Lenders at any time), all L/C Obligations shall become immediately due and payable without regard to whether or not actual drawings or payments on the Letters of Credit have occurred, and Borrower shall be obligated to pay to L/C Issuer immediately an amount equal to the aggregate L/C Obligations of L/C Issuer that are then outstanding to be held as L/C Collateral.

         (iii) Pending application thereof, all L/C Collateral shall be invested by L/C Issuer in such Cash Equivalents as L/C Issuer may choose in its sole discretion. All interest on (and other proceeds of) such Investments shall be reinvested or applied to L/C Issuer's Matured L/C Obligations or other Obligations that are due and payable. When all Obligations have been satisfied in full, including all L/C Obligations, all Letters of Credit have expired or been terminated, and all of Borrower's reimbursement obligations in connection therewith have been satisfied in full, L/C Issuer shall release any remaining L/C Collateral held by it. Borrower hereby assigns and grants to L/C Issuer for the benefit of Lenders a continuing security interest in all L/C Collateral paid by it to L/C Issuer, all Investments purchased with such L/C Collateral and all proceeds thereof to secure its Matured L/C Obligations and its Obligations under this Agreement, each Note and the other Credit Documents, and Borrower agrees that such L/C Collateral, Investments and proceeds shall be subject to all of the terms and conditions of Section 4 and Section 11 and the other provisions hereof. Borrower further agrees that L/C Issuer shall have all of the rights and remedies of a secured party under the UCC with respect to such security interest and that an Event of Default under this Agreement shall constitute a default for purposes of such security interest.

         (iv) When Borrower is required to provide L/C Collateral for any reason and fails to do so on the day when required, L/C Issuer or the Administrative Agent may, without prior notice to Borrower or any other Credit Party, provide such L/C Collateral (whether by application of proceeds of other Collateral, by transfers from other accounts maintained with L/C Issuer, or otherwise) using any available funds of any Borrower Party or any other Person also liable to make such payments, and L/C Issuer or the Administrative Agent will give notice thereof to the Borrower Representative promptly after such application or transfer. Any such amounts that are required to be provided as L/C Collateral and which are not provided on the date required shall be considered past due Obligations owing hereunder, and L/C Issuer is hereby authorized to exercise its respective rights hereunder to obtain such amounts.

(m)      Interest Rates and Fees; Voluntary Reduction of Maximum Facility
         Amount.

         (i) Unless the Default Rate shall apply, (A) each Alternative Base Rate Loan shall bear interest on each day outstanding at the Alternative Base Rate in effect on such day and (B) each LIBOR Loan shall bear interest on each day during the related Interest Period at the related LIBOR in effect during such period, plus three percent (3.0%). During a Default Rate Period, all Loans shall bear interest on each day outstanding at the Default Rate. If an Event of Default based upon Sections 10(a), 10(b) or, with respect to Borrower, based upon Sections 10(h)(i), 10(h)(ii) or 10(h)(iii) exists and the Loans are not bearing interest at the Default Rate, the past due principal and past due interest shall bear interest on each day outstanding at the Default Rate. The interest rate for any Alternative Base Rate Loan and LIBOR Loan shall change whenever the applicable Alternative Base Rate or the Reserve Percentage, respectively, changes. In no event shall the interest rate on any Loan exceed the Highest Lawful Rate.

         (ii) On each applicable Interest Payment Date, the Borrower shall pay to the Administrative Agent all unpaid interest that has accrued on the related Loans to, but not including, such Interest Payment Date.

         (iii) In consideration of each Lender's commitment to make Loans, Borrower will pay to the Administrative Agent for the account of each of Lender a commitment fee determined on a daily basis equal to the Commitment Fee Rate in effect on such day times the unused portion of such Lender's Percentage Share of the unused portion of the Maximum Facility Amount on each day during the Commitment

                  Period, determined for each such day by deducting from the amount of the Maximum Facility Amount at the end of such day the Facility Usage. This commitment fee shall be due and payable in arrears on the last day of each Fiscal Quarter and at the end of the Commitment Period. Borrower shall have the right from time to time to reduce permanently the Maximum Facility Amount; provided, however, that (A) notice of such reduction is given not less than two Business Days prior to such reduction, (B) the resulting Maximum Facility Amount is not less than the Facility Usage and (C) each partial reduction shall be in an amount at least equal to $500,000 and in multiples of $100,000 in excess thereof.

         (iv) In consideration of L/C Issuer's issuance of any Letter of Credit, Borrower agrees to pay to the Administrative Agent, for the account of all Lenders in accordance with their respective Percentage Shares:

                  (A) the Letter of Credit Fee, payable monthly in arrears within 15 days after the end of each month, or portion thereof, that any Letter of Credit is outstanding; and

                  (B) an additional letter of credit fee equal to the Additional L/C Usage Fee. Such fee will be calculated on the face amount of each Letter of Credit outstanding on the first day of each month and will be payable monthly in arrears within 15 days after the end of such month.

         (v) In consideration of L/C Issuer's issuance of any Letter of Credit, Borrower will pay to L/C Issuer for its account, (A) upon issuance, a letter of credit fronting fee equal to the greater of (1) a rate equal to 0.25% per annum times the face amount of such Letter of Credit and (2) $250, and (B) a minimum administrative issuance fee and such other fees and charges customarily charged by L/C Issuer in respect of any issuance, amendment or negotiation of any Letter of Credit in accordance with L/C Issuer's published schedule of such charges effective as of the date of such amendment or negotiation.

         (vi) In addition to all other amounts due to the Administrative Agent under the Credit Documents, Borrower will pay to the Administrative Agent, for its own account, an arrangement fee, payable monthly in arrears on the first day of each month with respect to the immediately preceding month in an amount equal to (i) two percent (2%) per annum multiplied by (ii) the Average Daily Maximum Facility Amount for each month. The first installment of such fee shall be payable on May 1, 2002 with respect to each of the months of February, March and April, 2002. For purposes of this Section 2(m)(vi), the "AVERAGE DAILY MAXIMUM FACILITY AMOUNT" for any month shall equal the quotient of (x) the sum of the Maximum Facility Amount as it exists at 5:00 p.m., New York time, for each day in the month divided by (y) the total number of days in such month.

3.   Payments to Lenders.

(a) General Procedures. Borrower will make each payment that it owes under the Credit Documents to the Administrative Agent for the account of the Lender Party to whom such payment is owed in lawful money of the United States of America, without set-off, deduction or counterclaim and in immediately available funds. Each such payment must be received by the Administrative Agent not later than noon, New York, New York time, on the date such payment becomes due and payable. Any payment received by the Administrative Agent after such time will be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension in the Credit Document under which such payment is due. Each payment under a Credit Document shall be due and payable at the place provided therein and, if no specific place of payment is provided, shall be due and payable at the place of payment of the Notes. When the Administrative Agent collects or receives money on account of the Obligations, the Administrative Agent shall distribute all money so collected or received and each Lender Party shall apply all such money so distributed, as follows:

         (i) first, for the payment of all Obligations which are then due (and if such money is insufficient to pay all such Obligations, first to any reimbursements due such Lender Party under Section 8(b) or Section 8(l) and then to the partial payment of all other Obligations then due in proportion to the amounts thereof, or as the Lender Party shall otherwise agree);

         (ii) then for the prepayment of amounts owing under the Credit Documents (other than principal on the Notes) if so specified by the Borrower Representative;

         (iii) then for the prepayment of principal on the Notes, together with accrued and unpaid interest on the principal so prepaid and then held as L/C Collateral pursuant to Section 2(l)(iii); and

         (iv)     last, for the payment or prepayment of any other Obligations.

         All payments applied to principal or interest on any Note shall be applied first to any interest then due and payable, then to principal then due and payable and last to any prepayment of principal and interest in compliance with Section 2(f) and Section 2(g). All distributions of amounts described in any of subsections (ii), (iii) or
         (iv) above shall be made by the Administrative Agent pro rata to each Lender Party then owed Obligations described in such subsection in proportion to all amounts owed to all Lender Parties which are described in such subsection; provided, however, that if any Lender then owes payments to L/C Issuer for the purchase of a participation under Section 2(j)(iii) or to the Administrative Agent hereunder, any amounts otherwise distributable under this Section to such Lender shall be deemed to belong to L/C Issuer or the Administrative Agent, respectively, to the extent of such unpaid payments, and the Administrative Agent shall apply such amounts to make such unpaid payments rather than distribute such amounts to such Lender.

(b) Capital Reimbursement. If either (i) the introduction or implementation of or the compliance with or any change in or in the interpretation of any Law or (ii) the introduction or implementation of or the compliance with any request, directive or guideline from any central bank or other governmental authority (whether or not having the force of Law) affects or would affect the amount of capital required or expected to be maintained by any Lender Party or any Person controlling any Lender Party, then, within five Business Days after demand by such Lender Party, Borrower will pay to such Lender Party, from time to time as specified by such Lender Party, such additional amount or amounts as such Lender Party shall determine to be appropriate to compensate such Lender Party or any Person controlling such Lender Party in light of such circumstances, to the extent that such Lender Party reasonably determines that the amount of any such capital would be increased or the rate of return on any such capital would be reduced by, or in whole or in part based on, the existence of the face amount of such Lender Party's Loans, Letters of Credit, participations in Letters of Credit or Loan Commitment under this Agreement.

(c) Increased Cost of LIBOR Loans or Letters of Credit. If any applicable Law (whether now in effect or hereinafter enacted or promulgated, including Regulation D) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of Law):

         (i) shall change the basis of taxation of payments to any Lender Party of any principal, interest or other amounts attributable to any LIBOR Loan or Letter of Credit or otherwise due under this Agreement in respect of any LIBOR Loan or Letter of Credit (other than taxes imposed on, or measured by, the overall net income of such Lender Party or any Applicable Lending Office of such Lender Party by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located); or

         (ii) shall change, impose, modify, apply or deem applicable any reserve, special deposit or similar requirements in respect of any LIBOR Loan or any Letter of Credit (excluding those for which such Lender Party is fully compensated pursuant to adjustments made in the definition of LIBOR) or against assets of, deposits with or for the account of, or credit extended by, such Lender Party; or

         (iii) shall impose on any Lender Party or the interbank eurocurrency deposit market any other condition affecting any LIBOR Loan or Letter of Credit, the result of which is to increase the cost to any Lender Party of funding or maintaining any LIBOR Loan or of issuing any Letter of Credit or to reduce the amount of any sum receivable by any Lender Party in respect of any LIBOR Loan or Letter of Credit by an amount deemed by any Lender Party to be material, then such Lender Party shall promptly notify the Administrative Agent and the Borrower Representative in writing of the happening of such event and of the amount required to compensate such Lender Party for such event (on an after-tax basis, taking into account any taxes on such compensation), whereupon (i) Borrower shall, within five Business Days after demand therefor by such Lender Party, pay such amount to the Administrative

         Agent for the account of such Lender Party and (ii) Borrower may elect, by giving to the Administrative Agent and such Lender Party not less than three Business Days' notice, to Convert all (but not less than all) of any such LIBOR Loans into Alternative Base Rate Loans.

(d) Notice; Change of Applicable Lending Office. A Lender Party shall notify the Borrower Representative of any event occurring after the date of this Agreement that will entitle such Lender Party to compensation under Sections 3(b), (c), or (e) as promptly as practicable, but in any event within 90 days after such Lender Party obtains actual knowledge thereof; provided, however, that (i) if such Lender Party fails to give such notice within 90 days after it obtains actual knowledge of such an event, such Lender Party shall, with respect to compensation payable pursuant to Sections 3(b), (c), or (e) in respect of any costs resulting from such event, only be entitled to payment under Sections 3(b), (c), or (e) for costs incurred from and after the date 90 days prior to the date that such Lender Party does give such notice and (ii) such Lender Party will designate a different Applicable Lending Office for the Loans affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender Party, be disadvantageous to such Lender Party, except that such Lender Party shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender Party will furnish to the Borrower Representative a certificate setting forth the basis and amount of each request by such Lender Party for compensation under Sections 3(b), (c), or (e).

(e) Availability. If (i) any change in applicable Laws, or in the interpretation or administration thereof, of or in any jurisdiction whatsoever, domestic or foreign, shall make it unlawful or impracticable for such Lender Party to fund or maintain LIBOR Loans or to issue or participate in Letters of Credit or shall materially restrict the authority of any Lender Party to purchase or take offshore deposits of dollars (i.e., "eurodollars"), (ii) any Lender Party determines that matching deposits appropriate to fund or maintain any LIBOR Loan are not available to it or (iii) any Lender Party determines that the formula for calculating LIBOR does not fairly reflect the cost to such Lender Party of making or maintaining loans based on such rate, then, upon notice by such Lender Party to the Borrower Representative and such Lender Party, Borrower's right to elect LIBOR Loans from such Lender Party (or, if applicable, to obtain Letters of Credit) shall be suspended to the extent and for the duration of such illegality, impracticability or restriction and all LIBOR Loans of such Lender Party that are then outstanding or are then the subject of any Borrowing Notice and which cannot lawfully or practicably be maintained or funded shall immediately become or remain, or shall be funded as, Alternative Base Rate Loans of such Lender Party. Borrower agrees to indemnify each Lender Party and hold it harmless against all costs, expenses, claims, penalties, liabilities and damages that may result from any such change in Law, interpretation or administration. Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

(f) Funding Losses. In addition to its other obligations hereunder, Borrower will indemnify each Lender Party against, and reimburse each Lender Party on demand for, any loss or expense incurred or sustained by such Lender Party (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by each Lender Party to fund or maintain LIBOR Loans), as a result of (i) any payment or prepayment (whether or not authorized or required hereunder) of all or a portion of a LIBOR Loan on a day other than the day on which the applicable Interest Period ends, (ii) any payment or prepayment, whether or not required hereunder, of a Loan made after the delivery, but before the effective date, of a Continuation/Conversion Notice, if such payment or prepayment prevents such Continuation/Conversion Notice from becoming fully effective, (iii) the failure of any Loan to be made or of any Continuation/Conversion Notice to become effective due to any condition precedent not being satisfied or due to any other action or inaction of any Credit Party or (iv) any Conversion (whether or not authorized or required hereunder) of all or any portion of any LIBOR Loan into an Alternative Base Rate Loan or into a different LIBOR Loan on a day other than the day on which the applicable Interest Period ends. Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

(g)      Reimbursable Taxes.  Borrower covenants and agrees that:

         (i) Borrower will indemnify each Lender Party against and reimburse each Lender Party for all present and future stamp and other taxes, levies, costs and charges whatsoever imposed, assessed, levied or collected on or in respect of this Agreement or any LIBOR Loans or Letters of Credit (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, any taxes imposed on or measured by the overall net income of such Lender Party or any Applicable Lending Office of such Lender Party by any jurisdiction in which such Lender Party or any such Applicable Lending Office is located (all such non-excluded taxes, levies, costs and charges being collectively called "REIMBURSABLE TAXES" in this Section). Such indemnification shall be on an after-tax basis, taking into account any taxes imposed on the amounts paid as indemnity.

         (ii) All payments on account of the principal of, and interest on, each Lender Party's Loans and the Notes, and all other amounts payable by Borrower to any Lender Party hereunder, shall be made in full without set-off or counterclaim and shall be made free and clear of and without deductions or withholdings of any nature by reason of any Reimbursable Taxes, all of which will be for the account of Borrower. In the event of Borrower being compelled by Law to make any such deduction or withholding from any payment to any Lender Party, Borrower shall pay on the due date of such payment, by way of additional interest, such additional amounts as are needed to cause the amount receivable by such Lender Party after such deduction or withholding to equal the amount which would have been receivable in the absence of such deduction or withholding. If Borrower shall make any deduction or withholding as aforesaid, Borrower shall within 60 days thereafter forward to such Lender Party an official receipt or other official document evidencing payment of such deduction or withholding.

         (iii) If Borrower is ever required to pay any Reimbursable Tax with respect to any LIBOR Loan, Borrower may elect, by giving to the Administrative Agent and such Lender Party not less than three Business Days' notice, to Convert all (but not less than all) of any such LIBOR Loan into an Alternative Base Rate Loan, but such election shall not diminish Borrower's obligation to pay all Reimbursable Taxes.

         (iv) Notwithstanding the foregoing provisions of this Section, Borrower shall be entitled, to the extent it is required to do so by Law, to deduct or withhold (and not to make any indemnification or reimbursement for) income or other similar taxes imposed by the United States of America (other than any portion thereof attributable to a change in federal income tax Laws effected after the date hereof) from interest, fees or other amounts payable hereunder for the account of any Lender Party, other than a Lender Party (A) who is a U.S. person for Federal income tax purposes or (B) who has the Prescribed Forms on file with the Administrative Agent (with copies provided to the Borrower Representative) for the applicable year to the extent deduction or withholding of such taxes is not required as a result of the filing of such Prescribed Forms; provided, however, that if Borrower shall so deduct or withhold any such taxes, it shall provide a statement to the Administrative Agent and such Lender Party, setting forth the amount of such taxes so deducted or withheld, the applicable rate and any other information or documentation which such Lender Party may reasonably request for assisting such Lender Party to obtain any allowable credits or deductions for the taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Lender Party is subject to tax. As used in this Section, "PRESCRIBED FORMS" means such duly executed forms or statements, and in such number of copies, which may, from time to time, be prescribed by Law and which, pursuant to applicable provisions of (i) an income tax treaty between the United States and the country of residence of such Lender Party providing the forms or statements, (ii) the Code or (iii) any applicable rules or regulations thereunder, permit Borrower to make payments hereunder for the account of such Lender Party free of such deduction or withholding of income or similar taxes.

(h) Replacement of Lender Parties. If any Lender Party seeks reimbursement for increased costs under Sections 3(b) through 3(g), then within 90 days thereafter, provided no Default or Event of Default then exists, Borrower shall have the right (unless such Lender Party withdraws its request for additional compensation) to replace such Lender Party by requiring such Lender Party to assign its Loans and the Notes and its Loan Commitment hereunder to an Eligible Transferee reasonably acceptable to the Administrative Agent and to Borrower; provided, however, that: (i) all Obligations of Borrower owing to such Lender Party being replaced (including such increased costs and any breakage costs with respect to any outstanding LIBOR Loans, but excluding principal and accrued interest on the Note being assigned) shall be paid in full to such Lender Party concurrently with such assignment and
         (ii) the replacement Eligible Transferee shall purchase each Note being assigned by paying to such Lender Party a price equal to the principal amount thereof, plus accrued and unpaid interest and accrued and unpaid fees, including but not limited to those fees and amounts owed under
         Section 2(m). In connection with any such assignment, Borrower, the Administrative Agent, such Lender Party and the replacement Eligible Transferee shall otherwise comply with Section 14. However, notwithstanding the foregoing rights of Borrower under this Section, Borrower may not replace any

         Lender Party that seeks reimbursement for increased costs under Sections 3(b) through 3(g) unless Borrower is at the same time replacing all Lender Parties which are then seeking such compensation.

4.   GRANT OF SECURITY INTEREST.

(a) To secure payment, performance and observance in full of all of the Obligations, each Credit Party hereby grants to the Administrative Agent for the benefit of all Lender Parties a continuing security interest in, a Lien upon, and a right of set-off against, and each such Credit Party hereby assigns, transfers, pledges and sets over to the Administrative Agent, all of such Credit Party's Collateral. All such Collateral shall be security for the payment, performance and observance of all such Obligations notwithstanding the maintenance of separate accounts by Lenders or the existence of any instruments evidencing any of the Obligations.

(b) Upon the occurrence of an Event of Default as described herein and for the purposes of safeguarding the Lender Parties' interests in the Collateral, each Credit Party hereby constitutes the Administrative Agent and any designee of the Administrative Agent as such Credit Party's attorney-in-fact and authorizes the Administrative Agent or such designee, at such Credit Party's sole cost and expense, to exercise at any time or times in the Administrative Agent's discretion all or any of the following powers, at the sole expense of such Credit Party, which power-of-attorney being coupled with an interest shall be irrevocable until all of the Obligations have been indefeasibly paid in full: (i) receive, take, endorse, assign, deliver, accept, and deposit, in the name of the Administrative Agent or such Credit Party, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral, (ii) receive, open and dispose of all mail addressed to such Credit Party and notify postal authorities to change the address for delivery thereof to such address as the Administrative Agent may designate, (iii) transmit to account debtors and any bailees notice of the interest of the Administrative Agent in the Collateral or request from account debtors or such bailees at any time, in the name of such Credit Party or the Administrative Agent or any designee of the Administrative Agent, information concerning the Collateral and any amount owing with respect thereto, (iv) notify account debtors to make payment directly to the Administrative Agent, (v) take or bring, in the name of the Administrative Agent or such Credit Party, all steps, actions, suits or proceedings deemed by the Administrative Agent necessary or desirable to effect collection of the Collateral, (vi) enter such Credit Party's premises for the purpose of inspecting, verifying, auditing, maintaining, preserving, protecting and removing the Collateral and
         (vii) obtaining, adjusting, compromising, settling and canceling insurance policies on the Collateral and any claims thereunder. Each Credit Party hereby releases the Administrative Agent, its officers, employees and designees from any Liability arising from any act or acts under the authorizations granted in Section 3, or granted below or otherwise under this Agreement, the other Credit Documents or in furtherance hereof or thereof, whether by omission or commission, and whether based upon any error of judgment or mistake of law or fact.

(c) There is hereby established with the Administrative Agent for the benefit of all Lender Parties a cash collateral account (the "COLLATERAL ACCOUNT") in the name and, pursuant to the terms hereof, under the control of the Administrative Agent into which there shall be deposited from time to time the cash proceeds of the Collateral (and of any other collateral under any other Credit Document) required to be delivered to the Administrative Agent pursuant to the following clause of this Section or pursuant to any other provision of this Agreement or any other Credit Document. The Credit Parties and the Administrative Agent shall deal with the Collateral Account as follows:

         (i) Concurrently with the execution hereof (or promptly thereafter), each Credit Party shall instruct all account debtors and other persons or entities obligated to make payments to such Credit Party on any accounts or other rights to payment included within the Collateral to make such payments either (A) directly to the Administrative Agent, in which case such Credit Party shall instruct that such payments be remitted to a post office box which shall be in the name and under the control of the Administrative Agent or (B) if the Administrative Agent agrees, to one or more banks acceptable to the Administrative Agent, in which case such Credit Party shall instruct that such payments be remitted to a post office box in the name and under the control of such bank that is subject to the terms of a lockbox letter satisfactory to the Administrative Agent, duly executed by such Credit Party and such bank, pursuant to which such Credit Party shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Administrative Agent for deposit into the Collateral Account or as the Administrative Agent may otherwise instruct such bank. All such payments made to the Administrative Agent shall be deposited in the Collateral Account. In addition to the foregoing, each Credit Party agrees that if the proceeds of any Collateral (including any payments with respect to which instructions have been given as provided above) shall be received by it, such Credit Party shall as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by such Credit Party for the Administrative Agent and shall not be commingled with any other funds or property of such Credit Party, and such Credit Party will not adjust, settle or compromise the amount or payment of any such account or other right to payment or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

         (ii) Amounts on deposit in the Collateral Account shall either remain on deposit therein or be invested and re-invested from time to time in such Cash Equivalents as the Borrower Representative (or, if a default or Event of Default has occurred and is continuing, the Administrative Agent) shall determine, which such Investments shall be held in the name and be under the control of the Administrative Agent until liquidated and applied as provided in the following subsection
                  (iii). Any income received by the Administrative Agent with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest on or proceeds of such Investments, shall also remain, or be deposited, in the Collateral Account. All right, title and interest in and to the amounts on deposit from time to time in the Collateral Account, together with any such Investments from time to time made pursuant to this subsection shall vest in such Credit Party, subject in all respects to the Liens and security interests created hereunder, and shall constitute part of the Collateral hereunder, and shall not constitute payment of the Obligations until applied thereto as herein provided.

         (iii) The balance from time to time standing in the Collateral Account shall, except upon the occurrence and during the continuation of a Default or an Event of Default, be distributed to the applicable Credit Party upon the order of the Borrower Representative. If immediately available cash on deposit in the Collateral Account is not sufficient to make any such distribution, the Administrative Agent shall, upon the direction of the Borrower Representative, liquidate as promptly as practicable such Cash Equivalent Investments as may be required to obtain sufficient cash to make such distribution; provided, however, that the portion of any such distribution that can be made from immediately available cash on deposit in the Collateral Account shall be made while such liquidation is pending. Upon the occurrence and continuation of a Default or an Event of Default, the Administrative Agent shall, at the Administrative Agent's discretion, either (A) continue to hold the balance of the Collateral Account and all such Investments as Collateral or (B) apply any or all of the balance from time to time outstanding to the credit of the Collateral Account (subject to collection) as specified in
                  Section 11(a)(iii) and liquidate any or all Investments and apply the proceeds thereof as specified in Section 11(a)(iii).

5. AUTHORIZATION TO FILE FINANCING STATEMENTS. The Administrative Agent may at any time and from time to time file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of each Credit Party or words of similar effect and which contain any other information required by applicable law for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether such Credit Party is an organization, the type of organization and any organization identification number issued to such Credit Party. Each Credit Party agrees to furnish any such information to the Administrative Agent promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Administrative Agent on behalf of any Credit Party and may be filed at any time with or without any signature of such Credit Party or the Administrative Agent in any jurisdiction.

6.   OTHER ACTIONS OF CREDIT PARTIES.

(a) Each Credit Party shall at any time and from time to time take such steps as the Administrative Agent may request for the Administrative Agent to (i) obtain an acknowledgment, in form and substance satisfactory to the Administrative Agent, of any bailee having possession of any of the Collateral that the bailee holds such Collateral for the Administrative Agent, (ii) obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Article 9 of the UCC with corresponding provisions in Sections 9-104, 9-105, 9-106 and 9-107, relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the

         Administrative Agent, and (iii) otherwise insure the continued perfection and priority of the Administrative Agent's security interest in any of the Collateral and of the preservation of its rights therein.

(b) Each Credit Party shall at any time and from time to time take such steps as the Administrative Agent may request with respect to the creation and perfection of valid, enforceable, first priority mortgage Liens on and/or security interests in any real property or fixtures included in the Collateral owned or leased by such Credit Party, including, without limitation, (i) the execution, delivery, acknowledgement, filing and recordation of such mortgages, deeds of trust, fixture filings and similar instruments as the Administrative Agent deems necessary or desirable to the granting of a valid, enforceable first priority mortgage Lien on any such property or fixtures and (ii) the delivery of such mortgagee's title insurance, title opinions and other legal opinions as the Administrative Agent deems necessary or desirable to better confirm the granting to the Administrative Agent by the applicable Credit Party of such Lien on such Credit Party's real property or fixtures included in the Collateral owned or leased by such Credit Party.

(c) Nothing contained in this Agreement shall be construed to narrow the scope of the Administrative Agent's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Administrative Agent hereunder.

7. REPRESENTATIONS AND WARRANTIES. Each Credit Party hereby makes the following representations and warranties, each of which is a continuing representation and warranty, the continuing truth and accuracy of each of such representations and warranties being a continuing condition of financing of Borrower by the Lenders:

(a) Such Credit Party is duly organized, formed or incorporated, validly existing and in good standing under the Laws of its jurisdiction of organization or incorporation, having all powers required to carry on its business. Such Credit Party has the partnership, corporate or limited liability company, as applicable, power to execute, deliver and perform the terms and provisions of this Agreement and the other Credit Documents. Such Credit Party has taken or caused to be taken all necessary partnership, corporate or limited liability company, as applicable, action to authorize the execution, delivery and performance of this Agreement and the other Credit Documents. Borrower is duly authorized to borrow funds hereunder.

(b) Such Credit Party is duly qualified, in good standing and authorized to do business in the jurisdictions within the United States identified in
         Section 7(b) of the Disclosure Schedule. Such jurisdictions comprise all jurisdictions within the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary, except where the failure to so qualify would not cause a Material Adverse Change. Such Credit Party has taken all actions and procedures customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside the United States wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions and procedures necessary, except where the failure to so qualify would not cause a Material Adverse Change.

(c) Except as set forth in Section 7(c) of the Disclosure Schedule, this Agreement and the other Credit Documents constitute and will constitute legal, valid and binding obligations of such Credit Party, enforceable in accordance with their respective terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

(d) Such Credit Party is in material compliance with the requirements of all applicable laws, rules, regulations and orders of any governmental authority or Tribunal relating to its business as presently conducted or contemplated, including, without limitation, all permits, licensing and approval requirements; ERISA; the Internal Revenue Code of 1986, as amended (the "CODE"); all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any Environmental Law, or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except as set forth in Section 7(d) of the Disclosure Schedule and to the extent that all such instances of noncompliance (if any) in the aggregate could not cause a Material Adverse Change.

(e) No action of, or filing with, any governmental or public body or authority (other than the filing or recording of such UCC financing statements, mortgages, deeds of trust, fixture filings or other documents evidencing security interests and Liens in favor of the Administrative Agent set forth in Section 7(e) of the Disclosure Schedule) is required in connection with the execution, delivery and performance of this Agreement, the other Credit Documents or any of the instruments or documents to be delivered pursuant hereto or thereto.

(f) The execution and delivery by such Credit Party of the Credit Documents to which it is a party, the performance by such Credit Party of its obligations under such Credit Documents and the consummation of the transactions contemplated by the various Credit Documents do not and will not (i) except as set forth in Section 7(f) of the Disclosure Schedule, conflict with any provision of (A) any law, (B) the organizational or other charter documents of such Credit Party or any of its Affiliates or (C) any material agreement, judgment, license, order or permit applicable to or binding upon such Credit Party or any of its Affiliates, (ii) result in the acceleration of any Indebtedness owed by such Credit Party or any of its Affiliates or (iii) result in or require the creation of any Lien upon any assets or properties of such Credit Party or any of its Affiliates, except as expressly contemplated in the Credit Documents. Except as expressly contemplated in the Credit Documents, no permit, consent, approval, authorization or order of and no notice to or filing, registration or qualification with, any Tribunal or third party is required in connection with the execution, delivery or performance by such Credit Party of any Credit Document or to consummate any transactions contemplated by the Credit Documents, other than consents, approvals, authorizations or orders that have been obtained or notices given or filings made prior to the date hereof.

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

(g) Such Credit Party's place of incorporation, organization or formation, as applicable, is the State of Delaware, and its principal place of business and chief executive office, where its records are maintained are disclosed on the signature page hereto. Except as set forth in
         Section 7(g) of the Disclosure Schedule, such Credit Party does not use any trade styles, trade names or fictitious partnership names.

(h) Except as set forth in Section 7(h) of the Disclosure Schedule, the security interests and/or mortgage Liens granted by such Credit Party to the Administrative Agent or, as the case may be, executed and delivered by such Credit Party in favor of the Administrative Agent and included in the Credit Documents constitute valid, and upon perfection, first priority security interests in and/or mortgage Liens upon the applicable Collateral subject only to Permitted Liens.

(i) Except as set forth in Section 7(i) of the Disclosure Schedule, each Credit Party has good and valid title to all of its Collateral subject to no Liens of any kind, except for Permitted Liens, and has the right to grant and convey the same to the Administrative Agent all in the manner and form herein provided and without obtaining the waiver, consent or approval of any Person.

(j) After giving effect to the transactions contemplated by this Agreement and the other Credit Documents, there does not exist at the date hereof any condition or event which constitutes a Default hereunder or which after notice or lapse of time, or both, would constitute such a Default hereunder, except as set forth in Section 7(j) of the Disclosure Schedule.

(k) Subject to the matters described in Section 7(k) of the Disclosure Schedule, no Termination Event has occurred with respect to any ERISA Plan and all ERISA Affiliates are in compliance with ERISA in all material respects excluding any such failure that could not reasonably be expected to result in a Material Adverse Change. No ERISA Affiliate is required to contribute to, or has any other absolute or contingent Liability in respect of, any "multiemployer plan" as defined in Section 4001 of ERISA which could reasonably be expected to result in a Material Adverse Change. No "accumulated funding deficiency" (as defined in Section 412(a) of the Code) exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate and the current value of each ERISA Plan's benefits does not exceed the current value of such ERISA Plan's assets available for the payment of such benefits except to the extent such excess could not reasonably be expected to result in a Material Adverse Change.

(l)      Without limiting the provisions of Section 7(d):

         (i) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any Tribunal or any other Person with respect to any of the following except (A) as set forth in the Section 7(l)(i) of the Disclosure Schedule or (B) to the extent the same could not reasonably be expected to result in a Material Adverse Change: (1) any alleged generation, treatment, storage, recycling, transportation, disposal or Release of any Hazardous Materials, either by any Credit Party or on any property owned by such Credit Party, (2) any remedial action that might be needed to respond to any such alleged generation, treatment, storage, recycling, transportation, disposal or Release, or (3) any alleged failure by any Credit Party to have any permit, license or authorization required in connection with the conduct of its business or with respect to any such generation, treatment, storage, recycling, transportation, disposal or Release.

         (ii) Except as set forth in Section 7(l)(ii) of the Disclosure Schedule, no Credit Party otherwise has any known material contingent Liability in connection with any alleged generation, treatment, storage, recycling, transportation, disposal or Release of any Hazardous Materials that has caused, or could reasonably be expected to cause, a Material Adverse Change.

         (iii) Except as set forth in Section 7(l)(iii) of the Disclosure Schedule, no Credit Party has handled any Hazardous Materials, other than as a generator, on any properties now or previously owned or leased by any Credit Party to an extent that such handling has caused, or could cause, a Material Adverse Change.

         (iv) Except as set forth in Section 7(l)(iv) of the Disclosure Schedule or to the extent that the following in the aggregate has not caused and could not cause a Material Adverse Change:

                  (A) no PCBs are or have been present at any properties now or previously owned or leased by any Credit Party;

                  (B) no asbestos is or has been present at any properties now or previously owned or leased by any Credit Party;

                  (C) there are no underground storage tanks for Hazardous Materials, active or abandoned, at any properties now or previously owned or leased by any Credit Party; and

                  (D) no Hazardous Materials have been Released at, on or under any properties now or previously owned or leased by any Credit Party.

         (v) No Credit Party has transported or arranged for the transportation of any Hazardous Material to any location listed on the National Priorities List under CERCLA, any location listed for possible inclusion on the National Priorities List by the Environmental Protection Agency in CERCLIS, nor, except as set forth in Section 7(l)(v) of the Disclosure Schedule or to the extent that such has not caused and could not cause a Material Adverse Change, any location listed on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations that may lead to claims against such Credit Party for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA.

         (vi) Except as set forth in Section 7(l)(vi) of the Disclosure Schedule or to the extent that such has not caused and could not cause a Material Adverse Change, no property now or previously owned or leased by any Credit Party is listed or proposed for listing on the National Priorities List promulgated pursuant to CERCLA, in CERCLIS, nor on any similar state list of sites requiring investigation or clean-up.

         (vii) Except as set forth in Section 7(l)(vii) of the Disclosure Schedule or to the extent that such has not caused and could not cause a Material Adverse Change, there are no Liens arising under or pursuant to any Environmental Laws on any of the real properties or properties owned or leased by any Credit Party, and no governmental actions of which any Credit Party is aware have been taken or are in process that could subject any of such properties to such Liens; nor would any Credit Party be required to place any notice or restriction relating to the presence of Hazardous Materials at any properties owned by it or in any deed to such properties.

         (viii) All environmental investigations, studies, audits, tests, reviews or other analyses for ground water or soil contamination relating to the Release of Hazardous Materials conducted by or which are in the possession of such Credit Party in relation to any properties or facility now or previously owned or leased by such Credit Party are available for inspection by the Administrative Agent at the Borrower Representative's offices or facilities.

(m) No Credit Party is subject to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940 (as any of the preceding acts have been amended) or any other law which regulates the incurring by such Credit Party of indebtedness, including laws relating to common contract carriers or the sale of electricity, gas, steam, water or other public utility services. Such Credit Party is not subject to regulation under the Federal Power Act that would violate, result in a default under or prohibit the effectiveness or the performance of any of the provisions of the Credit Documents.

(n) This Agreement is a "Credit Facility" and/or "Existing Indebtedness" for purposes of the EOTT MLP Senior Notes Indenture, as defined therein. Neither the execution of this Agreement, the execution of any other Credit Document executed in connection therewith, nor the issuance of Letters of Credit or extensions of Loans hereunder or the consummation of any other of the transactions contemplated by any of the foregoing is prohibited by, or conflicts with, the terms of the EOTT MLP Senior Notes Indenture; and furthermore, none of such execution, issuance, extension or consummation requires EOTT MLP to make any provision for the granting of any Lien in favor of the holders of the notes issued under the EOTT MLP Senior Notes Indenture.

(o) None of the following securities is evidenced by a certificate: (i) the limited partner interest of EOTT MLP in EOTT OLP; (ii) the membership interest of EOTT MLP in EOTT GP; (iii) the limited partner interest of EOTT OLP in any of EOTT Canada, EOTT

         Liquids or EOTT Pipeline; or (iv) the general partner interest of EOTT GP in any of EOTT OLP, EOTT Canada, EOTT Liquids or EOTT Pipelines.

(p) No Credit Party is in default in the performance of any of the covenants and agreements contained in any Credit Document. No event has occurred and is continuing that constitutes a Default.

(q) EOTT MLP has heretofore delivered to the Administrative Agent true, correct and complete copies of the Initial Financial Statements. The Initial Financial Statements fairly present (subject to normal and recurring adjustments in conformity with GAAP) EOTT MLP's Consolidated financial position at the date thereof, the Consolidated results of EOTT MLP's operations for the periods thereof and Consolidated cash flows for the periods thereof. Since the date of the Initial Financial Statements no Material Adverse Change has occurred, except to the extent described in Section 7(q) of the Disclosure Schedule delivered by EOTT MLP prior to the Closing Date. The Initial Financial Statements were prepared in accordance with GAAP.

(r) No Credit Party has any outstanding Liabilities of any kind (including contingent obligations, tax assessments and unusual forward or long-term commitments) which are, in the aggregate, material to such Credit Party or material with respect to EOTT MLP's Consolidated financial condition and not shown in the Initial Financial Statements or disclosed in Section 7(r) of the Disclosure Schedule. Except as shown in the Initial Financial Statements or disclosed in Section 7(r) of the Disclosure Schedule, no Credit Party is subject to or restricted by any franchise, contract, deed, charter restriction or other instrument or restriction that could cause a Material Adverse Change.

(s) No certificate, statement or other information delivered herewith or heretofore by any Credit Party to Lender in connection with this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading as of the date made or deemed made. All written information furnished after the date hereof by or on behalf of any Credit Party to the Administrative Agent in connection with this Agreement and the other Credit Documents, and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect in light of the circumstances in which made, or based on reasonable estimates on the date as of which such information is stated or certified. There is no fact known to any Credit Party that has not been disclosed to the Administrative Agent in writing that could cause a Material Adverse Change.

(t) Except as disclosed in the Initial Financial Statements or in Section 7(t) of the Disclosure Schedule: (i) there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending or, to the knowledge of any Credit Party threatened, against any Credit Party or affecting any Collateral (including, without limitation, any that challenge or otherwise pertain to any Credit Party's title to any Collateral) before any Tribunal that could cause a Material Adverse Change and (ii) there are no outstanding judgments, injunctions, writs, rulings or orders by any such Tribunal against any Credit Party or any

         Credit Party's stockholders, partners, directors or officers or affecting any Collateral that could cause a Material Adverse Change.

(u) Except as disclosed in Section 7(u) of the Disclosure Schedule, neither the business nor the properties of any Credit Party has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), which could cause a Material Adverse Change.

(v) Neither EOTT MLP nor any Borrower Party presently has any Subsidiary or owns any capital stock in any other corporation or association except those listed in Section 7(v) of the Disclosure Schedule. No Credit Party is a member of any general or limited partnership, limited liability company, joint venture or association of any type whatsoever except those listed in Section 7(v) of the Disclosure Schedule. Each of EOTT MLP and EOTT OLP owns, directly or indirectly, the entire equity interest in each of its Subsidiaries listed in Section 7(v) of the Disclosure Schedule.

(w) Upon giving effect to the issuance of the Notes, the execution of the Credit Documents by Borrower and each Guarantor and the consummation of the transactions contemplated hereby, (i) EOTT MLP and its Subsidiaries on a Consolidated basis will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar
         Laws), and the absolute and contingent Liabilities of EOTT MLP and its Subsidiaries on a Consolidated basis, including the Obligations, shall not exceed the fair market value of the assets of EOTT MLP and its Subsidiaries on a Consolidated basis and (ii) the capital of EOTT MLP and its Subsidiaries on a Consolidated basis should be adequate for the businesses in which the Credit Parties are engaged and intend to be engaged. No Credit Party has incurred (whether under the Credit Documents or otherwise), nor does any Credit Party intend to incur or believe that it will incur, debts that will be beyond its ability to pay (on a basis Consolidated with EOTT MLP and its Subsidiaries) as such debts mature.

(x) Section 7(x) of the Disclosure Schedule contains a complete and correct list, as of the date of this Agreement, of each credit agreement, loan agreement, indenture, purchase agreement, guaranty or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit), or guaranty by, any Credit Party, or to which any Credit Party is subject, in excess of $1,000,000 with respect to any single Person and such Person's Affiliates taken as whole, other than the Credit Documents. The aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in
         Section 7(x) of the Disclosure Schedule.

(y) The disclosures in the Disclosure Schedule, and those in any supplement thereto, relate only to the representations and warranties in the Section or paragraph of the Agreement that corresponds with the Section reference to which the disclosures in the Disclosure Schedule expressly refer or otherwise incorporate by express reference and not to any other representation or warranty in this Agreement.



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

8.   Affirmative Covenants.

         To conform with the terms and conditions under which each Lender is willing to have Extensions of Credit outstanding to Borrower, and to induce each Lender to enter into this Agreement and to make Extensions of Credit, the Credit Parties covenant and agree jointly and severally that until the full and final payment of the Obligations and the termination of this Agreement, unless the Majority Lenders have has previously agreed otherwise:

(a) Payment and Performance. Each Credit Party will pay all amounts due under the Credit Documents to which it is a party in accordance with the terms thereof and will observe, perform and comply with every covenant, term and condition expressed in the Credit Documents to which it is a party.

(b) Payment of Expenses. All Borrower Expenses shall be part of the Obligations. Borrower shall pay any Lender Party, on such Lender Party's demand, any and all Borrower Expenses which such Lender Party may pay in connection with the provisions hereof.

(c) Instruments, Documents, Securities or Chattel Paper. Each Credit Party shall promptly notify the Administrative Agent of any instruments, documents, securities or chattel paper that are owned or acquired by such Credit Party. At any time and from time to time, upon the demand of Lender, such Credit Party shall deliver and pledge to on behalf of Lenders, duly endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent may reasonably request, any and all instruments, documents, securities and/or chattel paper which are included in the Collateral as the Administrative Agent may request. Such Credit Party shall maintain and safeguard any and all documents, instruments and chattel paper in its possession and its individual books and records relating to the Collateral in a commercially reasonable manner and cause the security interest granted herein to the Administrative Agent to be marked thereon.

(d) Books, Financial Statements and Reports. Each Credit Party will at all times maintain full and accurate books of account and records. EOTT MLP will maintain and will cause its Subsidiaries to maintain a standard system of accounting, will maintain its Fiscal Year and will furnish the following statements and reports to the Administrative Agent at Borrower's expense:

         (i) As soon as available, and in any event within 90 days after the Closing Date (A) complete Consolidated financial statements of EOTT MLP as of, or for the period ending, December 31, 2001, together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an unqualified opinion, based on an audit using generally accepted auditing standards, by PricewaterhouseCoopers LLP, or other independent certified public accountants selected by EOTT and acceptable to the Administrative Agent, stating that such Consolidated financial statements have been so prepared and (B) consolidating unaudited balance sheets and statements of income of each Consolidated Subsidiary of EOTT MLP.


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


         (ii) As soon as available, and in any event within 120 days after the end of each Fiscal Year, commencing with Fiscal Year 2002
                  (A) complete Consolidated financial statements of EOTT MLP as of, or for the period ending, December 31 of the preceding year, together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an unqualified opinion, based on an audit using generally accepted auditing standards, by PricewaterhouseCoopers LLP, or other independent certified public accountants selected by EOTT and acceptable to the Administrative Agent, stating that such Consolidated financial statements have been so prepared and (B) consolidating unaudited balance sheets and statements of income of each Consolidated Subsidiary of EOTT MLP. The Consolidated financial statements referred to in subclause (A) of the preceding sentence shall set forth in comparative form the corresponding figures for the preceding Fiscal Year. In addition, within 120 days after the end of each Fiscal Year, commencing with Fiscal Year 2002 EOTT MLP will furnish a certificate signed by such accountants (1) stating that they have read this Agreement, and (2) further stating that in making their examination and reporting on the Consolidated financial statements described above they obtained no knowledge of any Default existing at the end of such Fiscal Year, or, if they did so conclude that a Default existed, specifying its nature and period of existence.

         (iii) As soon as available, and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, commencing with Fiscal Year 2002, (A) EOTT MLP's Consolidated balance sheet as of the end of such Fiscal Quarter and Consolidated statements of EOTT MLP's operations and cash flows for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, (B) consolidating balance sheets and statements of income of each Consolidated Subsidiary as of (1) the end of such Fiscal Quarter or (2) for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal and recurring adjustments in conformity with GAAP, and as soon as available, and in any event within 60 days after the end of the last Fiscal Quarter of each Fiscal Year, EOTT MLP's unaudited Consolidated balance sheet as of the end of such Fiscal Quarter and Consolidated statement of operations for such Fiscal Quarter and for the period from the beginning of the current Fiscal Year to the end of such Fiscal Quarter.

         (iv) As soon as available, and in any event within 45 days after the end of each calendar month, (A) EOTT MLP's unaudited Consolidated balance sheet as of the end of such month and an unaudited Consolidated statement of EOTT MLP's earnings for such calendar month, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal and recurring adjustments in conformity with GAAP and (B) a report setting forth for such month aggregate volumes for all marketing activities of all Credit Parties.

         (v) Together with each set of financial statements furnished under subsections (ii) (iii), and (iv) above, a certificate in the form of Exhibit E signed by the chief financial officer or treasurer of EOTT Corp. stating that such financial statements are accurate and complete in all material respects (subject to normal and recurring adjustments in conformity with GAAP in the case of unaudited financial statements), stating that he has reviewed the Credit Documents containing the calculations and stating that no Default exists at the end of such Fiscal Year, Fiscal Quarter or month, respectively, or at the time of such certificate or specifying the nature and period of existence of any such Default.

         (vi) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by EOTT MLP to its unit holders and all registration statements, prospectus supplements, periodic reports and other statements and schedules filed by EOTT MLP with any securities exchange, the Securities and Exchange Commission or any similar governmental authority.

         (vii) As soon as available, and in any event within 90 days of the Closing Date, a business and financial plan for EOTT MLP (in form reasonably satisfactory to the Administrative Agent), prepared or caused to be prepared by a senior financial officer thereof, setting forth for the Fiscal Year 2002, quarterly financial projections and budgets for EOTT MLP, and thereafter yearly financial projections during the Commitment Period.

         (viii) As soon as available, and in any event within 90 days after the end of each Fiscal Year commencing with the end of Fiscal Year 2002, a business and financial plan for EOTT MLP (in form reasonably satisfactory to the Administrative Agent), prepared or caused to be prepared by a senior financial officer thereof, setting forth for the then existing Fiscal Year, quarterly financial projections and budgets for EOTT MLP, and thereafter yearly financial projections for the period specified by the Administrative Agent.

         (ix)     On or about the fifth (5th) (but no later than the eighth
                  (8th)) and on or about the twentieth (20th) (but no later than the twenty-third (23rd)) day of each calendar month and upon request by the Administrative Agent a Borrowing Base Report in the form of Exhibit F, with such supporting information in detail as may from time to time be prescribed by the Administrative Agent, duly completed by an authorized officer of EOTT Corp. as of the last day of the preceding month if delivered on or about the fifth (5th) day of a month, as of the fifteenth (15th) day if delivered on or about the twentieth (20th) day of a month, or as of the date otherwise requested. Each such report shall include (A) a detailed listing of each Borrower Party's Accounts and Eligible Crude/Product/Liquid Deliveries; (B) a detailed listing of the volumes of each such party's crude oil, refined petroleum products and NGLs and the location of same; and (C) a listing of each such party's crude oil, refined petroleum product or NGL repurchase transactions in place or executed during the period covered by such report.

         (x) On each Business Day, (A) a Cash Flow Report in the form of Exhibit G duly completed by an authorized officer of EOTT Corp., as of the preceding Business

                  Day and (B) a statement reconciling such report with the most recent Cash Flow Report previously delivered pursuant to this subsection (x).

         (xi) As soon as available, and in any event within 30 days after the end of each Fiscal Year, an environmental compliance certificate signed by the chief executive officers of EOTT GP and EOTT Corp. in the form attached hereto as Exhibit H. Further, if requested by the Administrative Agent, the Credit Parties shall permit and cooperate with an environmental and safety review made in connection with the operations of the Credit Parties' properties one time during each Fiscal Year, by consultants selected by the Administrative Agent which review shall, if requested by the Administrative Agent, be arranged and supervised by environmental legal counsel for the Administrative Agent, all at the Credit Parties' cost and expense. The consultant shall render an oral or written report, as specified by the Administrative Agent, based upon such review at the Credit Parties' cost and expense and a copy thereof will be provided to the Credit Parties.

         (xii) Concurrently with the annual renewal of the Credit Parties' insurance policies, the Credit Parties shall at their own cost and expense, if requested by the Administrative Agent in writing, cause a certificate or report to be issued by the Credit Parties' professional insurance consultants or other insurance consultants satisfactory to the Administrative Agent certifying that the Credit Parties' insurance for the next succeeding year after such renewal (or for such longer period for which such insurance is in effect) complies with the provisions of this Agreement and the Security Documents.

         (xiii)   On or about the fifth (5th) (but no later than the eighth
                  (8th)) and on or about the twentieth (20th) (but no later than the twenty-third (23rd)) day of each calendar month and upon request by the Administrative Agent an Open Position Report in the form of Exhibit I, with such supporting information in detail as may from time to time be prescribed by the Administrative Agent, duly completed by an authorized officer of EOTT Corp. as of the last day of the preceding month if delivered on or about the fifth (5th) day of a month, as of the fifteenth (15th) day if delivered on or about the twentieth (20th) day of a month, or as of the date otherwise requested. Such report shall include (A) a listing of all long and short positions; (B) crude oil, refined petroleum product and NGL location information; (C) pricing information published by an independent publication acceptable to the Administrative Agent; and (D) a report on a mark to market basis of all Fixed Price Contracts together with a complete list of all net realized gains and losses on any Fixed Price Contracts in form satisfactory to the Administrative Agent.

         (xiv) On or before the tenth (10th) Business Day following receipt by any Borrower Party or any other Credit Party, a copy of any account statement received from any bank, securities intermediary, commodities or futures broker or other institution with whom such Borrower Party or such Credit Party maintains any deposit, investment, trading or other account.



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

         (xv) Promptly, from time to time, such other information, documents or reports regarding any Borrower Party or any other Credit Party as the Administrative Agent may request, including any regulatory filings.

(e) Other Information and Inspections. In each case, subject to the last sentence of this Section 8(e), each Credit Party will furnish to each Lender any information that the Administrative Agent or any Lender may from time to time request concerning any covenant, provision or condition of the Credit Documents or any matter in connection with the Credit Parties' businesses and operations. In each case, subject to the last sentence of this Section 8(e), each Credit Party will permit representatives appointed by the Administrative Agent (including independent accountants, auditors, agents, attorneys, appraisers and any other Persons) to visit and inspect during normal business hours any of such Credit Party's property, including its books of account, other books and records and any facilities or other business assets, to make extra copies therefrom and photocopies and photographs thereof and to write down and record any information such representatives obtain, and each Credit Party shall permit the Administrative Agent or its representatives to investigate and verify the accuracy of the information furnished to the Administrative Agent or any Lender in connection with the Credit Documents and to discuss all such matters with its officers, employees and, upon prior notice to the Borrower Representative, its representatives. Without limitation of the foregoing, on a semi-monthly basis during the Commitment Period, if requested by the Administrative Agent, Borrower shall permit the Administrative Agent and its representatives to conduct an audit, examination, test and verification of the Collateral and the other business and assets of the Credit Parties and in connection with such examination to have full access to and the right to examine, audit, make abstracts and copies from and inspect the Credit Parties' records, files, books of account and all other documents, instruments and agreements to which any Credit Party is a party. Borrower shall pay all reasonable costs and expenses of the Administrative Agent associated with any such regular semi-monthly audit and, should there occur and be continuing a Default or Event of Default, Borrower shall pay such costs and expenses related to any additional audit. Additionally, at Borrower's expense, from time to time the Administrative Agent may require an inspection of the Collateral in storage at EOTT Terminals to be conducted by an independent appraiser selected by the Administrative Agent. Each of the foregoing audits, inspections and examinations shall be made subject to compliance with applicable safety standards and the same conditions applicable to any Credit Party in respect of property of that Credit Party on the premises of Persons other than a Credit Party or an Affiliate of a Credit Party, and all information, books and records furnished or requested to be furnished, or of which copies, photocopies or photographs are made or requested to be made, all information to be investigated or verified and all discussions conducted with any officer, employee or representative of any Credit Party shall be subject to any applicable attorney-client privilege exceptions that the Credit Party reasonably determines is necessary and to compliance with conditions to disclosures under non-disclosure agreements between any Credit Party and Persons other than a Credit Party or an Affiliate of a Credit Party, and subject further to the express undertaking of each Person acting at the direction of or on behalf of the Administrative Agent to be bound by the confidentiality provisions of Section 16(p).

(f) Notice of Material Events and Change of Address. Each Credit Party will notify each Lender, not later than five Business Days after any executive officer of such Credit Party has knowledge thereof, stating that such notice is being given pursuant to this Agreement, of:

         (i)      the occurrence of any Material Adverse Change,

         (ii)     the occurrence of any Default,

         (iii) the acceleration of the maturity of any Indebtedness owed by any Credit Party or of (A) any default by EOTT MLP under the EOTT MLP Senior Notes Indenture or (B) any default by EOTT MLP or any other Credit Party under any indenture (other than the EOTT MLP Senior Notes Indenture), mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such default referred to in this subclause (B) could cause a Material Adverse Change,

         (iv)     the occurrence of any Termination Event,

         (v) Under any Environmental Law, any claim of $1,000,000 or more, any notice of potential liability that might be reasonably likely to exceed such amount or any other material adverse claim asserted against any Credit Party or with respect to any Credit Party's properties taken as a whole,

         (vi) (A) any material loss, damage, investigation, action, suit, proceeding or claim relating to the Collateral or which would result in any material adverse change in such Credit Party's business, properties, assets, goodwill or condition, financial or otherwise, and (B) the occurrence of any Event of Default or event which, with the passing of time or giving of notice or both, would constitute an Event of Default, and

         (vii) the filing of any suit or proceeding, or the assertion in writing of a claim against any Credit Party or with respect to any Credit Party's properties in which an adverse decision could cause a Material Adverse Change.

         Upon the occurrence of any of the foregoing, the Credit Parties will take all necessary or appropriate steps to remedy promptly any such Material Adverse Change, Default, acceleration, default or Termination Event to protect against any such adverse claim, to defend any such suit or proceeding and to resolve all controversies on account of any of the foregoing. The Credit Parties will also notify the Administrative Agent and the Administrative Agent's counsel in writing at least 20 Business Days prior to the date that any Credit Party changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records concerning the Collateral, furnishing with such notice any necessary financing statement amendments or requesting the Administrative Agent and its counsel to prepare the same.

(g) Maintenance of Properties. Each Credit Party will maintain, preserve, protect and keep all Collateral and all other property used or useful in the conduct of its business in good condition (ordinary wear and tear excepted) and in material compliance with all applicable Laws and will from time to time make all repairs, renewals and replacements reasonably needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times.

(h) Discharge of Liens. At its option, should any Credit Party fail to do so, except to the extent permitted hereunder, the Administrative Agent may discharge taxes, Liens or security interests or other encumbrances or charges at any time levied or placed on the Collateral and may pay for the insurance, maintenance and preservation of the Collateral. Borrower agrees to reimburse the Administrative Agent on demand, together with interest thereon at the Alternate Base Rate, for any payment made or expense incurred by the Administrative Agent in connection with the foregoing or otherwise under this Agreement, and any such payment or expense shall constitute a part of the Obligations secured hereby.

(i) Subordination. If all or any part of the Collateral is or is about to become affixed to realty, each Credit Party shall, at the Administrative Agent's request, furnish the Administrative Agent on behalf of Lenders with a writing executed by the owner and mortgagee of the realty whereby the owner and mortgagee subordinates its rights and priorities to Lenders' interest in the Collateral. If the Collateral is or may become subject to a landlord's Lien, the applicable Credit Party shall, at the Administrative Agent's request, furnish the Administrative Agent with a landlord's waiver satisfactory in form and substance to the Administrative Agent.

(j) Maintenance of Existence and Qualifications. Each Credit Party will maintain and preserve its existence and its rights and franchises in full force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, except where the failure so to qualify will not cause a Material Adverse Change.

(k) Payment of Trade Liabilities, Taxes, etc. Each Credit Party will (i) timely file all required tax returns including any extensions; (ii) timely pay all taxes, assessments and other governmental charges or levies imposed upon it or upon its income, profits or property; (iii) within 120 days after the date such goods are delivered or such services are rendered, pay all Liabilities owed by it on ordinary trade terms to vendors, suppliers and other Persons providing goods and services used by it in the ordinary course of its business; (iv) pay and discharge when due all other Liabilities now or hereafter owed by it, other than royalty payments suspended in the ordinary course of business; and (v) maintain appropriate accruals and reserves for all of the foregoing in accordance with GAAP. However, each Credit Party may delay paying or discharging any of the foregoing so long as it has set aside on its books adequate reserves therefor in accordance with GAAP and (i) it is in good faith contesting the validity thereof in the Enron Bankruptcy Proceedings, if applicable, or by other appropriate proceedings, if necessary or (ii) it is in good faith contesting the validity of such Liability, and such Liability is claimed by an Affiliate of Enron that is not a debtor-in-possession in the Enron Bankruptcy Proceedings.

(l) Insurance. Each Credit Party shall at all times carry insurance for all of its property (irrespective of whether such property is owned or acquired before, on or after the Closing Date) with financially sound and reputable insurers, of a character usually carried by responsible Persons engaged in the same business or a business similarly situated against loss or damage, of the kinds and in the amounts customarily carried by such Persons and carry such other insurance as is usually carried by such Persons, including, without limitation, insurance against its liability for injury to Persons (with the Administrative Agent and the Lenders named as additional insureds), all in amounts and of the type currently carried by such Credit Party. Within ten (10) days after the Closing Date, Borrower will provide to the Administrative Agent a detailed schedule describing all insurance coverages maintained by or for any Credit Party together with copies of the underlying policies. Within 20 days after the Closing Date, all insurance policies covering Collateral shall be endorsed (i) to provide for payment of losses to the Administrative Agent, (ii) to provide that such policies may not be canceled or reduced or affected in any material manner for any reason without 15 days prior notice to the Administrative Agent and (iii) to provide for any other matters specified in any applicable Security Document or which the Administrative Agent may reasonably require.

(m) Performance on Borrower's Behalf. If any Credit Party fails to pay any taxes, insurance premiums, expenses, attorneys' fees or other amounts it is required to pay under any Credit Document, the Administrative Agent may pay the same after notice of such payment by the Administrative Agent is given to the Borrower Representative. Borrower shall immediately reimburse the Administrative Agent for any such payments and each amount paid by the Administrative Agent shall constitute an Obligation owed hereunder that is due and payable on the date such amount is paid by the Administrative Agent.

(n) Interest. Borrower hereby promises to each Lender to pay interest at the Default Rate on all Obligations (including Obligations to pay fees or to reimburse or indemnify any Lender) that Borrower has in this Agreement promised to pay to such Lender and that are not paid when due. Such interest shall accrue from the date such Obligations become due until they are paid.

(o) Compliance with Agreements and Law. Each Credit Party will perform all material obligations it is required to perform under the terms of each indenture, including in the case of EOTT MLP the EOTT MLP Senior Notes Indenture, mortgage, deed of trust, security agreement, lease and franchise and each material agreement, contract or other instrument or obligation to which it is a party or by which it or any of its properties is bound. Each Credit Party will conduct its business and affairs in compliance with all Laws applicable thereto.

(p)      Environmental Matters; Environmental Reviews.

         (i) Each Credit Party will comply in all material respects with all Environmental Laws now or hereafter applicable to such Credit Party as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters and will obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect.

         (ii) Each Credit Party will promptly furnish to the Administrative Agent all written notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings received by any such Credit Party after the date hereof, or of which it has notice after the date hereof, pending or threatened against such Credit Party, the potential liability of which exceeds $1,000,000 or could cause a Material Adverse Change if resolved adversely against such Credit Party, by any governmental authority with respect to any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business.

         (iii) Each Credit Party will promptly furnish to the Administrative Agent all requests for information, notices of claim, demand letters and other notifications received after the date hereof by such Credit Party in connection with its ownership or use of its properties or the conduct of its business, relating to potential responsibility with respect to any investigation or clean-up of Hazardous Material at any location, the potential liability of which exceeds $1,000,000 or could cause a Material Adverse Change if resolved adversely against such Credit Party.

(q) Evidence of Compliance. Subject to the last sentence of Section 8(e), each Credit Party will furnish to each Lender at such Credit Party's expense all evidence which the Administrative Agent from time to time reasonably requests in writing as to the accuracy and validity of or compliance with all representations, warranties and covenants made by any Credit Party in the Credit Documents, the satisfaction of all conditions contained therein and all other matters pertaining thereto.

(r) Agreement to Deliver Security Documents. To further secure the Obligations whenever requested by the Administrative Agent in its sole and absolute discretion, the Credit Parties will deliver chattel mortgages, security agreements, financing statements and other Security Documents in form and substance satisfactory to the Administrative Agent for the purpose of granting, confirming and perfecting first and prior Liens or security interests in any personal property (tangible or intangible) now owned or hereafter acquired by any Credit Party.

(s) Perfection and Protection of Security Interests and Liens. Each Credit Party will from time to time deliver to the Administrative Agent any financing statements, continuation statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by such Credit Party in form and substance satisfactory to the Administrative Agent, which the Administrative Agent requests for the purpose of perfecting, confirming or protecting any Liens or other rights in any Collateral securing any Obligations.

(t) Bank Accounts; Offset. To secure the repayment of the Obligations, each Credit Party hereby grants to each Lender a security interest, a Lien and a right of offset, each of which shall be in addition to all other interests, Liens and rights of any Lender at common Law, under the Credit Documents or otherwise, and each of which shall be upon and against (i) any and all moneys, securities or other property (and the proceeds therefrom) of such Credit Party now or hereafter held or received by or in transit to any Lender from or for the account of such Credit Party, whether for safekeeping, custody, pledge, transmission, collection or otherwise, (ii) any and all deposits (general or special, time or demand, provisional or final) of such Credit Party with any Lender and (iii) any other credits and claims of such Credit Party at any time existing against any Lender, including claims under certificates of deposit. At any time and from time to time during the continuance of any Event of Default, each Lender is hereby authorized to foreclose upon, or to offset against the Obligations then due and payable (in either case without notice to any Credit Party), any and all items herein above referred to. The remedies of foreclosure and offset are separate and cumulative, and either may be exercised independently of the other without regard to procedures or restrictions applicable to the other.

(u) Guaranties of Newly Created or Acquired Subsidiaries. Each Subsidiary of EOTT created, acquired or coming into existence after the date hereof shall, promptly upon request by the Administrative Agent, execute and deliver to the Administrative Agent an instrument of joinder pursuant to which each Subsidiary adopts, ratifies, confirms and agrees to perform and be bound by Section 12 hereof and the absolute and unconditional guaranty of the timely repayment of the Obligations and the due and punctual performance of the obligations of Borrower hereunder set forth therein, which instrument shall otherwise be satisfactory to the Administrative Agent in form and substance. EOTT MLP will cause each such Subsidiary to deliver to the Administrative Agent, simultaneously with its delivery of such an instrument of joinder, written evidence satisfactory to the Administrative Agent and its counsel that such Subsidiary has taken all corporate, limited liability company or partnership action necessary to duly approve and authorize its execution, delivery and performance of such instrument and any other documents that it is required to execute.

(v) Compliance with Agreements. Each Credit Party shall observe, perform or comply with any agreement with any Person or any term or condition of any instrument, if such agreement or instrument is materially significant to such Credit Party or to EOTT MLP on a Consolidated basis or materially significant to any Guarantor, unless any such failure to so observe, perform or comply is remedied within the applicable period of grace (if any) provided in such agreement or instrument.

(w) Risk Management Policies. During the term of this Agreement, EOTT MLP will maintain in effect the Risk Management Policies and adhere to and conduct its risk management activities, and cause the other Credit Parties to adhere to and conduct their respective risk management activities, in accordance with such policies. The Borrower Representative shall provide written notice to the Administrative Agent of any changes to the Risk Management Policies that the EOTT Corp. board of directors adopts promptly





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

         upon the EOTT Corp. board of directors' action thereon, and in no event more than 30 days after approval by the EOTT Corp. board of directors of such changes.

9.   Negative Covenants.

         To conform with the terms and conditions under which each Lender is willing to have Extensions of Credit outstanding to Borrower, and to induce each Lender to enter into this Agreement and make the Extensions of Credit, the Credit Parties covenant and agree jointly and severally that until the full and final payment of the Obligations and the termination of this Agreement, unless the Majority Lenders have previously agreed otherwise:

(a) Indebtedness. No Credit Party will in any manner owe or be liable for Indebtedness except:

         (i)      the Obligations;

         (ii)     Indebtedness arising under Hedging Contracts permitted under
                  Section 9(d) or consisting of options, swaps, collars and similar instruments that relate to crude oil, refined petroleum products or NGLs that satisfy the requirements of subclauses (A), (B) and (C) of the proviso to the definition of "Hedging Contracts";

         (iii) Indebtedness of any Borrower Party owing to any other Borrower Party;

         (iv) Liabilities with respect to obligations to deliver crude oil, refined petroleum products or NGLs or to render terminalling or storage services in consideration for advance payments to a Borrower Party; provided, however, such delivery or rendering, as applicable, is to be made within 60 days after such payment;

         (v) guaranties by EOTT MLP or any Borrower Party of trade payables of any Borrower Party incurred and paid in the ordinary course of business on ordinary trade terms;

         (vi)     Permitted Refinancing Indebtedness;

         (vii)    Permitted Repurchase Indebtedness;

         (viii)   Permitted Subordinated Debt;

         (ix)     Permitted Intercompany Indebtedness; and

         (x) other Indebtedness not to exceed in the aggregate in respect of all Credit Parties the principal amount of $2,000,000 at any one time outstanding.

(b) Accounts. No Credit Party shall, without the prior written consent of the Majority Lenders, open or maintain any commodity, investment, securities or deposit accounts except for those listed on the Disclosure Schedule.



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

(c) Limitation on Liens. No Credit Party will assign, sell, mortgage, lease, transfer, set over, pledge, grant any security interest in or Lien upon, encumber, or otherwise dispose of or abandon any Accounts, inventory, cash, investment securities, margin deposit accounts with commodities brokers or other rights or properties that constitute Collateral, whether now owned or hereafter acquired, nor will any Credit Party permit any such Lien, encumbrance or disposition to exist or occur with respect to such property, except for (i) the sale from time to time in the ordinary course of business of such property as may constitute inventory of such Credit Party; (ii) Liens in favor of the Administrative Agent; (iii) taxes constituting a Lien but not due and payable; (iv) Liens described in any description of property attached to any mortgage, deed of trust or fixture filing included in the Security Documents and any renewals, extensions or modifications (but not enlargements) thereof; (v) Liens securing purchase money financing for any property or asset hereafter acquired; (vi) Liens reserved in leases, or arising by operation of law, for rent and for compliance with the terms of the lease with respect to leasehold estates; (vii) mechanic's or materialmen's Liens or other similar Liens, whether contractual or arising by operation of law, for amounts that are not more than 60 days past due or the validity of which is being contested in good faith by appropriate proceedings; (viii) those consented to in writing by the Administrative Agent; (ix) Liens in favor of any Person providing financing to any Credit Party that constitutes Permitted Refinancing Indebtedness on the Collateral released by the Administrative Agent from the Liens of the Security Documents in connection therewith; and (x) Permitted Liens. No Credit Party shall abandon, forfeit, surrender, or release any rights in the Collateral or enter into any operating, joint venture or similar agreement with respect to the Collateral. So long as no Default then exists, the Administrative Agent shall, at the Borrower Representative's request and expense, execute a release, satisfactory to the Borrower and the Administrative Agent, of any Collateral (i) as to which any Credit Party is required to grant a Lien to a Person providing financing to such Credit Party that constitutes Permitted Refinancing Indebtedness; provided, however, in no event shall the Administrative Agent be required to release any Collateral to the extent that the value of the remaining Collateral on which the Lenders have a perfected, first priority Lien (as such value is determined by the Administrative Agent in its sole discretion) is less than 150% of the greater of (A) the aggregate Obligations at such time and (B) the total of (1) the Maximum Facility Amount plus (2) the outstanding aggregate maximum facility amounts that may be outstanding under the Crude Oil Repo Agreement and the Receivables Agreement at such time or (ii) that is sold pursuant to a transaction approved by the Administrative Agent.

(d) Hedging Contracts. No Credit Party will be a party to or in any manner be liable on any Hedging Contract, except Hedging Contracts entered into by a Credit Party with the purpose and effect of fixing interest rates on a principal amount of Indebtedness of such Credit Party that is accruing interest at a variable rate; provided, however, that (A) the aggregate notional amount of such contracts never exceeds one hundred percent (100%) of the anticipated outstanding principal balance of the Indebtedness to be hedged by such contracts or an average of such principal balances calculated using a generally accepted method of matching interest swap contracts to declining principal balances, (B) the floating rate index of each such contract generally matches the index used to determine the floating rates of interest on the corresponding Indebtedness to be hedged by such





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

         contract and (C) each such contract is with a counterparty who has, or has a guarantor of the obligation of the counterparty who has (unless such counterparty is an Affiliate of any Lender at the time such contract is entered into) at the time the contract is made a Debt Rating of at least A by S&P or A2 by Moody's or is otherwise acceptable to the Administrative Agent.

(e) Limitation on Mergers, etc. and Issuances of Securities. Except as expressly provided in this Section, no Credit Party will (i) enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (ii) acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person except for
         (A) purchases of inventory and other property to be sold or used in the ordinary course of business, (B) Investments permitted under Section 9(h) and (C) Permitted Acquisitions or (iii) sell, transfer, lease, exchange, alienate or otherwise dispose of, in one transaction or a series of transactions, any part of its business or property, whether now owned or hereafter acquired, except for sales or transfers not prohibited by Section 9(f). However, any Person, other than a Borrower Party, that is a Subsidiary of a Credit Party may be merged into or consolidated with (i) another Subsidiary of such Credit Party, so long as a Guarantor is the surviving business entity or (ii) such Credit Party, so long as such Credit Party is the surviving business entity. EOTT MLP will not issue any securities other than (i) limited partnership interests and any options or warrants giving the holders thereof only the right to acquire such interests and (ii) debt securities permitted by Section 9. No Subsidiary of EOTT MLP will issue any additional partnership or limited liability company interests or shares of its capital stock or other securities or any options, warrants or other rights to acquire such additional partnership or limited liability company interests or shares or other securities, except that a direct Subsidiary of a Credit Party may issue additional partnership or limited liability company interests or shares or other securities to such Credit Party or to EOTT MLP so long as such Subsidiary is a Wholly Owned Subsidiary of EOTT MLP after giving effect thereto. No Subsidiary of a Borrower Party which is a partnership will allow any diminution of such Borrower Party's interest (direct or indirect) therein.

(f) Limitation on Asset Sales. No Credit Party will sell, transfer, lease, exchange, alienate or dispose of any Collateral or any of its material assets or properties or any material interest therein, including pursuant to any sale/leaseback transaction, except:

         (i) equipment that is worthless or obsolete or no longer necessary or useful to the proper conduct of its business or that is replaced by equipment of equal suitability and value;

         (ii) inventory (including pipeline linefill) sold in the ordinary course of business on ordinary trade terms and such inventory sold pursuant to the Crude Oil Repo Agreement or any replacement thereof that constitutes Permitted Repurchase Indebtedness; and

         (iii) any other property sold for fair consideration not in the aggregate in excess of $2,000,000 in any Fiscal Year for all Credit Parties, the sale of which will not






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

                  materially impair or diminish the value of the Collateral or any Credit Party's financial condition, business or operations.

         No Credit Party will sell, transfer or otherwise dispose of capital stock of or partnership or other interests in any of its Subsidiaries except to EOTT MLP or a Wholly Owned Subsidiary of EOTT MLP. No Credit Party will discount, sell, pledge or assign any notes payable to it, Accounts or future income. So long as no Default then exists, the Administrative Agent will, at the Borrower Representative's request and expense, execute a release, satisfactory to the Borrower Representative and the Administrative Agent, of any Collateral so sold, transferred, leased, exchanged, alienated or disposed of pursuant to subsection (i) or (iii) above.

(g) Limitation on Distributions, Dividends and Redemptions. Except, in the case of EOTT MLP, as permitted by Section 9(h), no Credit Party will declare or pay any dividends on, or make any other distribution of any kind in respect of, any class of its capital stock or any partnership, limited liability company or other interest in it, nor will any Credit Party directly or indirectly make any capital contribution of any nature to, or purchase, redeem, acquire or retire any shares of the capital stock of or partnership or limited liability company interests in, any Credit Party (whether such interests are now or hereafter issued, outstanding or created), or cause or permit any reduction or retirement of the capital stock of any Credit Party, while any Loan, Letter of Credit or Loan Commitment hereunder is outstanding. Notwithstanding the foregoing, (i) Subsidiaries of a Borrower Party shall not be restricted, directly or indirectly, from declaring and paying dividends or making any other distributions to such Borrower Party; (ii) no Credit Party shall be restricted from making capital contributions of any nature to a Wholly Owned Subsidiary of such Credit Party that is a Guarantor; and (iii) so long as no Default has occurred and is continuing or would result therefrom, EOTT OLP shall be permitted to (A) distribute cash to EOTT MLP, limited to the aggregate amount of payments required to be made by EOTT MLP to EOTT Corp. for credit extended by EOTT Corp. to EOTT MLP in connection with services rendered or goods supplied in the ordinary course of business pursuant to Section 6.4(b) of the Amended and Restated Agreement of Limited Partnership of EOTT MLP, as amended and (B) distribute EOTT OLP Available Cash for each Fiscal Quarter in accordance with the EOTT OLP Partnership Agreement, limited in the case of this subclause (B) to the aggregate amount of Restricted Payments, if any, that EOTT MLP would be permitted to make with respect to such Fiscal Quarter pursuant to
         Section 9(h).

(h) Limitation on Restricted Payments. EOTT MLP will not declare, pay or make any Restricted Payments unless each of the following conditions is satisfied and would remain satisfied after giving pro forma effect to such Restricted Payments: (i) there shall not have occurred or be continuing any Default hereunder; (ii) Consolidated Net Worth shall be not less than the Minimum Required Consolidated Net Worth; (iii) the aggregate Obligations in existence at the Closing Date shall have been permanently reduced to an aggregate amount not exceeding $300,000,000, and Standard Chartered's commitments under the Credit Documents shall have been permanently terminated to the extent of such reduction; and
         (iv) the matters described under the caption "Enron Related Matters" in




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

         Section 7(t) of the Disclosure Schedule shall have been discharged, released or otherwise resolved to the satisfaction of the Administrative Agent.

(i) Limitation on New Businesses, Investments and Capital Expenditures. No Credit Party will (i) make any expenditure or commitment or incur any obligation or enter into or engage in any transaction except in the ordinary course of business, (ii) engage directly or indirectly in any business or conduct any operations except in connection with or incidental to its present businesses and operations, (iii) make any acquisitions of or capital contributions to or other Investments in any Person, other than Permitted Investments and Permitted Acquisitions,
         (iv) make any acquisitions of properties other than Permitted Acquisitions or (v) make or incur any Capital Expenditures other than Permitted Capital Expenditures. All transactions permitted under this Section are subject to Section 9(f).

(j) Limitation on Credit Extensions. Except for Permitted Investments and Hedging Contracts permitted under Section 9(d), no Credit Party will extend credit, make advances or make loans other than normal and prudent extensions of credit to customers buying goods and services in the ordinary course of business or to another Credit Party in the ordinary course of business, which extensions shall not be for longer periods than those extended by similar businesses operated in a normal and prudent manner.

(k) Transactions with Affiliates. No Credit Party will engage in any material transaction with Enron or any of its Affiliates, except transactions among EOTT MLP and Wholly Owned Subsidiaries of EOTT MLP on terms that are no less favorable to such Wholly Owned Subsidiaries thereto than those which would have been obtainable at the time in arm's-length transactions with Persons other than EOTT MLP, subject to the other provisions of this Agreement. Nothing in this Section 9(k) will preclude the Credit Parties from effecting a resolution of any of the matters described under the caption "Enron Related Matters" in
         Section 7(t) of the Disclosure Schedule in the exercise of their reasonable business judgment, it being understood that no such resolution or the effect thereof on the Credit Parties will prejudice or in any other way adversely affect the rights of the Lenders hereunder.

(l) Prohibited Contracts. Except as expressly provided for in the Credit Documents and as described in the Disclosure Schedule, no Credit Party will, directly or indirectly, enter into, create or otherwise allow to exist any contract or other consensual arrangement restricting the ability of any Subsidiary of EOTT MLP, including but not limited to any Borrower Party to: (i) pay dividends or make other distributions, (ii) purchase or redeem equity interests held in it by any Borrower Party or EOTT MLP, (iii) repay loans and other Indebtedness owing by it to Borrower or EOTT MLP, (iv) transfer any of its assets to any Borrower Party or EOTT MLP or (v) create, incur, assume or suffer to exist any Lien upon its property or assets to secure the Obligations. No Credit Party will enter into any "take-or-pay" contract or other contract or arrangement for the purchase of goods or services that obligates it to pay for such goods or service regardless of whether they are delivered or furnished to it other than contracts for pipeline capacity or for services in either case reasonably anticipated to be utilized in the ordinary course of business. No Credit Party will amend, modify, or permit any amendment or modification to (i) its



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         partnership agreement, limited liability company agreement, certificate of formation, certificate of incorporation or other organizational document, as applicable, (ii) the EOTT MLP Senior Notes Indenture, or
         (iii) any contract or lease that releases, qualifies, limits, makes contingent or otherwise detrimentally affects the rights and benefits of the Administrative Agent or any other Lender Party under or acquired pursuant to any Security Documents. No ERISA Affiliate will incur any obligation to contribute to any "multiemployer plan" as defined in
         Section 4001 of ERISA that is subject to Title IV of ERISA. No Credit Party shall prepay the principal of, or purchase, redeem or otherwise acquire or retire for value, any of the EOTT Senior Notes.

(m) Open Positions. The Credit Parties shall at all times limit their Open Positions in accordance with the Risk Management Policies as from time to time in effect.

(n) Redelivery of Borrowing Base Report. If any contract gives rise to an Eligible Receivable that is reflected in a Borrowing Base Report representing the obligation to deliver crude oil in the month next succeeding the month in which the Borrowing Base Report is delivered, and such contract is modified, sold or exchanged in any way that would negatively affect the Borrowing Base, then the Borrower Representative shall immediately (i) deliver to the Administrative Agent a revised Borrowing Base Report satisfactory to the Administrative Agent and (ii) make any prepayment as may be required under Section 2(g) resulting from such reduced Borrowing Base.

(o) Minimum Consolidated Net Income (Loss), Minimum Consolidated EBITDA and Minimum Consolidated Net Worth. Borrower shall not permit any of Consolidated Net Income (Loss), Consolidated EBITDA and Consolidated Net Worth to be less than (and in the case of Consolidated Net Income
         (Loss) for the Fiscal Quarter ended March 31, 2002, for the loss to be greater than) the following for each of the Fiscal Quarters set forth below (dollar amounts expressed in thousands):

                                     Minimum Consolidated           Minimum         Minimum Consolidated
         Fiscal Quarter Ended             Net Income          Consolidated EBITDA        Net Worth
-------------------------------      --------------------     -------------------   --------------------
                                                                 (in thousands)
March 31, 2002.................          $    (7,650)              $    12,500           $    33,000
June 30, 2002..................                8,000                    27,000                42,000
September 30, 2002.............                1,250                    19,000                45,000
December 31, 2002..............                  650                    18,000                47,500

(p) Books and Records. No Credit Party shall permit any material change in the accounting treatment or reporting practices of each Credit Party from those used in preparation of the financial statements referenced in Section 8(d), except as required or permitted under GAAP.

10. EVENTS OF DEFAULT. Each of the following events constitutes an Event of Default under this Agreement:

(a) Borrower fails to pay any Obligations with respect to any Borrowings or Matured L/C Obligations when due and payable;

(b) Any Credit Party fails to pay any Obligation (other than the Obligations in subsection (a) above) when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise, within three business days after the same becomes due;

(c) Any event defined as a "default" or "event of default" in any Credit Document (other than this Agreement and such "events of default" that are defined to have occurred upon the occurrence of Events of Default hereunder) occurs, and the same is not remedied within the applicable period of grace (if any) provided in such Credit Document;

(d) Any Credit Party fails to duly observe, perform or comply with any covenant, agreement or provision of Section 2(g), Section 4(c), Section 8(f), Section 8(l) or Section 9;

(e) Any Credit Party fails (other than as referred to in subsection (a), (b), (c) or (d) above) to duly observe, perform or comply with any covenant, agreement, condition or provision of any Credit Document to which it is a party, and such failure remains unremedied for a period of 10 days after notice of such failure is given by the Administrative Agent to the Borrower Representative;

(f) Any representation or warranty previously, presently or hereafter made or deemed made in writing by or on behalf of any Credit Party in connection with any Credit Document shall prove to have been false or incorrect in any material respect on any date on or as of which made or deemed made, or any Credit Document at any time ceases to be valid, binding and enforceable as warranted in Section 7(c) for any reason other than its release or subordination by all Lenders;

(g) Any Credit Party shall default in the payment when due of any principal of or interest on any of its other Indebtedness in excess of $1,000,000 in the aggregate (other than Indebtedness the validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves with respect thereto are maintained on the books of such Credit Party in accordance with GAAP), or any event specified in any note, agreement, indenture, mortgage, deed of trust, security agreement or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity;

(h)      Any Credit Party:

         (i) has entered against it a judgment, decree or order for relief by a court of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended, or has any such proceeding commenced against it, in each case, which remains undismissed for a period of 60 days;

         (ii) commences a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such law; or makes a general assignment for the benefit of creditors; or is generally unable to pay (or admits in writing its inability to so pay) its debts as such debts become due; or takes corporate, partnership, limited liability company or other action to authorize any of the foregoing;

         (iii) has entered against it the appointment of or taking of possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any part of the Collateral of a value in excess of $1,000,000 in a proceeding brought against or initiated by it, and such appointment or taking of possession is neither made ineffective nor discharged within 60 days after the making thereof, or such appointment or taking possession is at any time consented to, requested by or acquiesced to by it;

         (iv) has entered against it a final judgment for the payment of money in excess of $1,000,000 (in each case not covered by insurance satisfactory to the Administrative Agent in its sole discretion), unless the same is stayed or discharged within 30 days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained;

         (v) suffers a writ or warrant of attachment or any similar process to be issued by any Tribunal against all or any substantial part of its assets or any part of the Collateral of a value in excess of $1,000,000, and such writ or warrant of attachment or any similar process is not stayed or released within 30 days after the entry or levy thereof or after any stay is vacated or set aside;

(i)      Any Change in Control occurs;

(j) Any Borrower Party (i) maintains in effect Risk Management Policies that are not Currently Approved by the Administrative Agent or (ii) fails to adhere to or conduct its risk management activities, or cause the other Credit Parties to adhere to or conduct their respective risk management activities, in accordance with the Risk Management Policies as in effect from time to time;

(k)      Any Material Adverse Change occurs; or

(l) At any time the Administrative Agent shall notify the Borrower Representative that Lenders, in the exercise of their sole discretion, deem themselves to be undersecured with respect to the Obligations, and after the passage of such period (if any) as the Administrative Agent may provide in such notice, the Credit Parties shall have failed to provide additional Collateral sufficient, in the sole discretion of the Administrative Agent, to adequately secure payment and performance of all Obligations in full.



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

11.  RIGHTS AND REMEDIES.

(a) Upon the occurrence and during the continuance of any Event of Default and notice thereof from the Administrative Agent and at any time thereafter, in addition to all other rights and remedies of the Lenders, whether provided under the UCC or other applicable law, this Agreement, the other Credit Documents or otherwise, the Lenders shall have the following rights and remedies which may be exercised, at the Lenders' discretion, at any time or times with or without judicial process, with or without the assistance of others and without notice to or consent by any Credit Party except as such notice or consent is expressly provided for hereunder or required by law:

         (i) The Administrative Agent, at its discretion and without limitation, may enter upon any premises on or in which the Collateral may be located and take possession thereof and remove all or any of the Collateral from such premises for the purposes of effecting the sale, foreclosure or other disposition thereof or for any other purpose. Each Credit Party shall, at the request of the Administrative Agent, assemble the Collateral at such place or places as the Administrative Agent designates in its request. The Administrative Agent shall have the right to take possession of the Collateral or any portion thereof pursuant to the UCC or other applicable law. In the event the Administrative Agent institutes an action to recover any Collateral, or seeks recovery of any Collateral by way of prejudgment remedy, each Credit Party waives the posting of any bond which might otherwise be required.

         (ii) The Administrative Agent may, at its discretion and without limitation, (A) collect, foreclose, receive, appropriate, set off and realize upon any and all Collateral, or (B) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including, without limitation, entering into contracts with respect thereto and by public or private sales at any exchange, broker's board, premises of any Credit Party, office of the Administrative Agent or elsewhere) at such prices or terms as the Administrative Agent may deem reasonable, for cash, upon credit or for future delivery, with any Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of any Credit Party, which right or equity of redemption is hereby expressly waived and released by each Credit Party. If any of the Collateral is sold or leased by a Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until indefeasible payment therefor is finally collected by such Lender. Ten (10) days prior notice by the Administrative Agent to the Borrower Representative designating the time and place of any public auction of the Collateral or the time after which any private sale or other disposition of the Collateral may take place shall be deemed to be reasonable notice thereof, and each Credit Party waives any other notice.

         (iii) The Administrative Agent may apply any cash held by the Administrative Agent as Collateral (including without limitation cash held in the Collateral Account) and the cash proceeds of the Collateral actually received by the Administrative Agent from any sale, lease, foreclosure or other disposition of the Collateral to payment of (A) all costs and expenses of every kind or nature incurred or paid by




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                  the Administrative Agent in connection therewith, including, without limitation, reasonable attorneys' fees and a reasonable estimate of the allocated cost of the Administrative Agent's in-house counsel and legal staff, and
                  (B) all and any of the other Obligations, in whole or in part and in such order as the Administrative Agent may elect, whether then due or not due. The Credit Parties shall be liable to all Lender Parties for the payment on demand of all such costs and expenses and any deficiency with interest at the Alternate Base Rate, together with any reasonable attorneys' fees if placed with an attorney for collection or enforcement. The costs and expenses incurred or paid by the Administrative Agent with respect to any sale, lease, foreclosure or other disposition of the Collateral may include, without limitation, (A) expenses of retaking, holding, assembling, preparing for sale or lease, advertising, storing, repairing, completing, selling, leasing, foreclosing or otherwise disposing of the Collateral, (B) premiums on bonds and undertakings, (C) sales, use and other taxes, (D) fees and expenses of custodians, warehousemen, brokers, appraisers, auctioneers, sheriffs and others, (E) legal expenses and attorneys' fees, (F) travel and hotel expenses,
                  (G) a reasonable estimate of the allocated cost of the Administrative Agent's in-house counsel and legal staff and
                  (H) all other expenses which may be incurred or paid by the Administrative Agent in attempting to collect the Obligations and to foreclose upon the Collateral.

(b) The Administrative Agent shall have the right at its sole discretion to determine which rights and remedies and in which order any of the same are to be exercised, and the Administrative Agent may at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Obligations. The Administrative Agent may, at any time or times, proceed directly against any or all Credit Parties or any other guarantor or other obligor (each, an "ADDITIONAL GUARANTOR") on or in respect of the Obligations to enforce payment of the Obligations and shall not be required to take any action of any kind to preserve, collect or protect the Lenders' or any Credit Party's rights in the Collateral.

(c) All rights, remedies, powers and benefits granted to the Lenders by the Credit Parties or any Additional Guarantor under this Agreement, the other Credit Documents or any oral or other written agreement, or granted by applicable law, whether expressly granted or implied in law, are cumulative, not exclusive and enforceable alternatively, successively, or concurrently on any one or more occasions and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by any Credit Party or any Additional Guarantor of this Agreement, the other Credit Documents or such other agreements.

12.  GUARANTY.

(a) Each Guarantor hereby jointly and severally, irrevocably, absolutely and unconditionally guarantees to the Lenders the prompt, complete and full payment and performance when due, no matter how the same shall become due, of all Obligations, including but not limited to:



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         (i)      All obligations of Borrower to make reimbursements and other payments to Lenders in respect of Letters of Credit issued;

         (ii) All other sums payable under this Agreement and the other Credit Documents, whether for principal, interest, fees or otherwise; and

         (iii) Any and all other Indebtedness, obligations or Liabilities that may at any time be owed by Borrower to the Lenders, whether incurred heretofore or hereafter or concurrently herewith, under or pursuant to any of the Credit Documents, and including interest, attorneys' fees and collection costs as may be provided by law or in any instrument evidencing any such Indebtedness or Liability.

         Without limiting the generality of the foregoing, the Guarantors' liability hereunder shall extend to and include all post-petition interest, expenses and other Liabilities of Borrower described above in this subsection (a), or below in the following subsection (b), which would be owed by Borrower but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Borrower Party.

(b) If Borrower shall for any reason fail to pay any Obligation described in Section 12(a), as and when such Obligation shall become due and payable, whether at its stated maturity, as a result of the exercise of any power to accelerate, or otherwise, the Guarantors will, forthwith upon demand by the Administrative Agent, pay such Obligation in full to the Administrative Agent.

(c) If any Guarantor fails to pay any obligation as described in the immediately preceding subsections (a) or (b), each Guarantor will incur the additional joint and several obligation to pay to the Administrative Agent, and the Guarantors will forthwith upon demand by the Administrative Agent pay to the Administrative Agent, the amount of any and all expenses, including fees and disbursements of the Administrative Agent's counsel and of any experts or agents retained by the Administrative Agent that the Administrative Agent may incur as a result of such failure.

(d) As between the Guarantors and Lenders, this guaranty shall be considered a primary and liquidated Liability of the Guarantors.

(e) Each Guarantor hereby waives all defenses based on suretyship and agrees that its obligations shall continue and the enforceability thereof against such Guarantor shall not be affected by:

         (i) any waiver, delay or failure of any Lender to exercise or to exhaust any right or remedy or to bring any right or remedy or action against Borrower, the Collateral or any other security available to the Lenders in connection with the Obligations;

         (ii) any extension, renewal, settlement, compromise, modification, amendment, consent, waiver or release in any respect, arising under or in connection with any of the Obligations;



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         (iii)    the existence of any claim, set-off, or other rights that any
                  Borrower Party may have at any time against any Lender Party, whether in connection with the Obligations or any unrelated transactions;

         (iv) any invalidity or unenforceability relating to or against any Borrower Party, for any reason, of any of the Obligations or any agreement relating thereto;

         (v)      any Event of Default; or

         (vi) any other act or failure to act or delay of any kind by any Borrower Party or Lender Party or any other circumstance whatsoever which might, but for the provisions hereof, constitute a defense available to, or a legal or equitable discharge of, Borrower.

(f) The obligations of each Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by any Lender Party in connection with the bankruptcy or insolvency of any Borrower Party.

(g) Each Guarantor hereby waives promptness, diligence, presentment, demand of payment, protest, order and receipt of any notice in connection with its obligations hereunder.

13.  ADMINISTRATIVE AGENT.

(a) Appointment and Authority. . Each Lender Party hereby irrevocably authorizes the Administrative Agent, and the Administrative Agent hereby undertakes, to receive payments of principal, interest and other amounts due hereunder as specified herein and to take all other actions and to exercise such powers under the Credit Documents as are specifically delegated to the Administrative Agent by the terms hereof or thereof, together with all other powers reasonably incidental thereto. The relationship of the Administrative Agent to the other Lender Parties is only that of one commercial lender acting as the Administrative Agent for others, and nothing in the Credit Documents shall be construed to constitute the Administrative Agent a trustee or other fiduciary for any Lender Party or any holder of any participation in a Note nor to impose on the Administrative Agent duties and obligations other than those expressly provided for in the Credit Documents. With respect to any matters not expressly provided for in the Credit Documents and any matters that the Credit Documents place within the discretion of the Administrative Agent, the Administrative Agent shall not be required to exercise any discretion or take any action, and it may request instructions from the Lender Parties with respect to any such matter, in which case it shall be required to act or to refrain from acting (and shall be fully protected and free from liability to all Lender Parties in so acting or refraining from acting) upon the instructions of the Majority Lenders (including itself); provided, however, that the Administrative Agent shall not be required to take any action that exposes it to a risk of personal liability that it considers unreasonable or which is contrary to the Credit Documents or to applicable Law. Upon receipt by the Administrative Agent from the Borrower Representative of any communication calling for action on the part of the Lenders or upon notice from the Borrower Representative or




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         any Lender to the Administrative Agent of any Default or Event of
         Default, the Administrative Agent shall promptly notify each other Lender thereof.

(b) Exculpation, the Administrative Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents, attorneys or employees shall be liable for any action taken or omitted to be taken by any of them under or in connection with the Credit Documents, INCLUDING THEIR NEGLIGENCE OF ANY KIND, except that each shall be liable for its own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Administrative Agent (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives written notice of the assignment or transfer thereof in accordance with this Agreement, signed by such payee and in form satisfactory to the Administrative Agent; (ii) may consult with legal counsel (including counsel for Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any other Lender Party and shall not be responsible to any other Lender Party for any statements, warranties or representations made in or in connection with the Credit Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Credit Documents on the part of any Credit Party or to inspect the property (including the books and records) of any Credit Party; (v) shall not be responsible to any other Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Credit Document or any instrument or document furnished in connection therewith; (vi) may rely upon the representations and warranties of each Credit Party or Lender Party in exercising its powers hereunder; and (vii) shall incur no Liability under or in respect of the Credit Documents by acting upon any notice, consent, certificate or other instrument or writing (including any facsimile, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper Person or Persons.

(c) Credit Decisions. Each Lender Party acknowledges that it has, independently and without reliance upon any other Lender Party, made its own analysis of Borrower and the transactions contemplated hereby and its own independent decision to enter into this Agreement and the other Credit Documents. Each Lender Party also acknowledges that it will, independently and without reliance upon any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents.

(d) Indemnification. Each Lender agrees to indemnify the Administrative Agent (to the extent not reimbursed by Borrower within ten (10) days after demand) from and against such Lender's Percentage Share of any and all Liabilities and Costs which to any extent (in whole or in part) may be imposed on, incurred by or asserted against the Administrative Agent growing out of, resulting from or in any other way associated with any of the Collateral, the Credit Documents and the transactions and events (including the enforcement thereof) at any time associated therewith or contemplated therein (whether arising in contract or in tort or otherwise and including any violation or noncompliance





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         with any Environmental Laws by any Person or any Liabilities or duties of any Person with respect to Hazardous Materials found in or released into the environment).

         The foregoing indemnification shall apply whether or not such Liabilities and Costs are in any way or to any extent owed, in whole or in part, under any claim or theory of strict Liability or caused, in whole or in part, by any negligent act or omission of any kind by the Administrative Agent; provided, however, only that no Lender shall be obligated under this Section to indemnify the Administrative Agent for that portion, if any, of any Liabilities and Costs proximately caused by the Administrative Agent's own individual gross negligence or willful misconduct, as determined in a final judgment. Cumulative of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for such Lender's Percentage Share of any costs and expenses to be paid to the Administrative Agent by Borrower under
         Section 1 to the extent that the Administrative Agent is not timely reimbursed for such expenses by Borrower as provided in such section. As used in this Section the term "THE ADMINISTRATIVE AGENT" shall refer not only to the Person designated as such in Section 1 but also to each director, officer, agent, attorney, employee, representative and Affiliate of such Person.

(e) Rights as Lender. In its capacity as a Lender, the Administrative Agent shall have the same rights and obligations as any Lender and may exercise such rights as though it were not the Administrative Agent. The Administrative Agent may accept deposits from, lend money to, act as trustee under indentures of and generally engage in any kind of business with any Credit Party or their Affiliates, all as if it were not the Administrative Agent hereunder and without any duty to account therefor to any other Lender.

(f) Sharing of Set-Offs and Other Payments. Each Lender Party agrees that if it shall, whether through the exercise of rights under any Security Document or rights of banker's Lien, set off or counterclaim against any Borrower Party or otherwise, obtain payment of a portion of the aggregate Obligations owed to it which, taking into account all distributions made by the Administrative Agent under Section 3(a), causes such Lender Party to have received more than it would have received had such payment been received by the Administrative Agent and distributed pursuant to Section 3(a), then (i) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Lender Parties to share all payments as provided for in Section 3(a) and (ii) such other adjustments shall be made from time to time as shall be equitable to ensure that the Administrative Agent and all Lender Parties share all payments of Obligations as provided in Section 3(a); provided, however, that nothing herein contained shall in any way affect the right of any Lender Party to obtain payment (whether by exercise of rights of banker's Lien, set-off or counterclaim or otherwise) of Indebtedness other than the Obligations. Borrower expressly consents to the foregoing arrangements and agrees that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by Law and, subject to the provisions of Section 8(t), exercise any and all rights of banker's Lien, set-off or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this Section is thereafter recovered from the seller under this Section which received the same, the purchase provided for in this




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

         Section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a Tribunal to be paid on account of the possession of such funds prior to such recovery.

(g) Investments. Whenever the Administrative Agent in good faith determines that it is uncertain about how to distribute to the Lender Parties any funds that it has received, or whenever the Administrative Agent in good faith determines that there is any dispute among the Lender Parties about how such funds should be distributed, the Administrative Agent may choose to defer distribution of the funds that are the subject of such uncertainty or dispute. If the Administrative Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if the Administrative Agent is otherwise required to invest funds pending distribution to the Lender Parties, the Administrative Agent shall invest such funds pending distribution, and all interest on any such Investment shall be distributed upon the distribution of such Investment in the same proportion and to the same Persons as such Investment. All moneys received by the Administrative Agent for distribution to the Lender Parties (other than to the Person who is the Administrative Agent in its separate capacity as a Lender Party) shall be held by the Administrative Agent pending such distribution solely as the Administrative Agent for such Lender Parties, and the Administrative Agent shall have no equitable title to any portion thereof.

(h) Benefit of this Section. The provisions of this Section are intended solely for the benefit of the Lender Parties, and no Credit Party shall be entitled to rely on any such provision or assert any such provision in a claim or defense against any Lender (other than in relation to the reference to Section 8(i) contained in Section 13(f) or the right to reasonably approve a successor the Administrative Agent under Section 13(i)). The Lender Parties may waive or amend such provisions as they desire without any notice to or consent of Borrower or any other Credit Party.

(i) Resignation. The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower Representative. Each such notice shall set forth the date of such resignation. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor the Administrative Agent. A successor must be appointed for any retiring the Administrative Agent, and such the Administrative Agent's resignation shall become effective when such successor accepts such appointment. If, within 30 days after the date of the retiring the Administrative Agent's resignation, no successor the Administrative Agent has been appointed and has accepted such appointment, then the retiring the Administrative Agent may appoint a successor the Administrative Agent, which shall be a commercial bank organized or licensed to conduct a banking or trust business under the Laws of the United States of America or of any state thereof. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor the Administrative Agent, the retiring the Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Credit Documents. After any retiring the Administrative Agent's resignation hereunder, the provisions of this Section shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Credit Documents.



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(j)      Other Lender Parties. None of the Lender Parties in such capacities, other than the Administrative Agent in such capacity, shall have any duties or responsibilities or incur any liabilities in their respective agency capacities (as opposed to their respective capacities as Lenders or L/C Issuer, as applicable) under or in connection with this Agreement or under any of the other Credit Documents. The relationship between Borrower, on the one hand, and the Administrative Agent and such other Lender Parties, on the other hand, shall be solely that of borrower and lender. Neither the Administrative Agent nor any other of the Lender Parties shall have any fiduciary responsibilities to Borrower or any of its Affiliates. Neither the Administrative Agent nor any of the other Lender Parties undertakes any responsibility to Borrower or any of its Affiliates to review or inform any Borrower Party of any matter in connection with any phase of any Borrower Party's or such Affiliate's business or operations.

14.  ASSIGNMENTS AND PARTICIPATIONS.

(a) None of the Credit Parties may, without the consent of the Administrative Agent, assign or delegate any of its respective rights or obligations under this Agreement or any other Credit Document. Each Lender may, without the consent of any other Lender Party or any Credit Party, assign any or all of its rights and obligations under this Agreement to any Eligible Assignee.

(b) Upon execution and delivery of any assignment permitted hereunder, from and after the closing date specified in the assignment, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment, have the rights and obligations as a Lender hereunder and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an assignment covering all of such Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

(c) By executing and delivering an assignment, the assignor Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such assignment, such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto; (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under this Agreement or any other Credit Document or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, and such other Credit Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such assignment; (iv) such assignee will, independently and without reliance upon such Lender and based on such documents and information as it shall deem





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         appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; and (v) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

(d) Upon its receipt of an assignment executed by a Lender and an assignee, together with the Note of such assignor Lender, the Administrative Agent shall give prompt notice thereof to the Borrower Representative. Within two Business Days after its receipt of such notice, Borrower shall execute and deliver to the assignor Lender and the assignee in exchange for the surrendered Note, new Notes to the order of the assignor Lender and such assignee, respectively. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note. The new Notes shall be dated the closing date of such assignment and shall otherwise be in substantially the form of Exhibit A.

(e) The Administrative Agent shall maintain a copy of each assignment delivered to it and a register for the recordation of the names and addresses of each assignee and, with respect to the Lenders, the principal amount owing to each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower Representative and each Lender may treat each person, corporation, partnership, limited liability company or other entity whose name is recorded in the Register as a Lender hereunder for the purposes of this Agreement. The Register shall be available for inspection by the Borrower Representative or any Lender at any reasonable time and from time to time upon reasonable prior notice.

(f) Any Lender may sell participations to one or more Assignees in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Borrowings owing to it under such Lender's Note); provided, however that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of such Lender's Note for all purposes of this Agreement,
         (iv) the Borrower Representative shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) in any proceeding under any bankruptcy, insolvency or similar proceeding in respect of any Borrower Party or any other Credit Party, such Lender shall remain and be, to the fullest extent permitted by law, the sole representative with respect to the rights and obligations held in the name of such Lender (whether such rights or obligations are for such Lender's own account or for the account of any participant).

(g) Each Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section, disclose to the assignee or participant or proposed assignee or participant any information relating to the Credit Parties or their Affiliates furnished to such Lender by or on behalf of the Credit Parties, provided that such assignees have agreed to be bound by the confidentiality provisions in Section 16(p).



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15.  INDEMNIFICATION.

(a) Subject to Section 15(b), the Credit Parties, on a joint and several basis, shall indemnify each Lender Party on demand against any and all Liabilities, costs and claims which to any extent (in whole or in part) may be imposed on, incurred by or asserted against any Lender Party growing out of, resulting from or in any other way associated with:

         (i) any L/C Issuer's compliance with a completed Letter of Credit Request that the Borrower Representative provides to any L/C Issuer by facsimile, telecopier or similar means of electronic transmission and that such L/C Issuer believes to be genuine;

         (ii) any L/C Issuer's issuance of or performance under any Letter of Credit;

         (iii)    the making of Loans hereunder by the Lenders;

         (iv) any of the Collateral, the Credit Documents, the Original EOTT OLP Reimbursement Agreement, the Existing Agreement, the L/C Agreement, the SCTSC Agreements, the L/C Agreement Letters of Credit, the Cash Collateralized Letters of Credit, the Original EOTT OLP Reimbursement Agreement Letters of Credit, the Existing Letters of Credit, the Existing Loans and the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein, whether arising in contract or in tort or otherwise and including any violation or noncompliance with any Environmental Laws by any Lender Party or any other Person or any Liabilities or duties of any Lender Party or any other Person with respect to Hazardous Materials found in or Released into the environment.

(b) THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES, COSTS AND CLAIMS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY OR CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY LENDER PARTY; provided, however, only that a Lender Party shall not be entitled under this Section to receive indemnification for that portion, if any, of any Liabilities, costs and claims proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including any Credit Party or any of its Affiliates) ever alleges such gross negligence or willful misconduct by a Lender Party, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. As used in this Section the term "Lender Party" shall refer not only to a Lender Party but also to each director, officer, agent, attorney, employee, representative and affiliate of such Lender Party.



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16.  MISCELLANEOUS.

(a) All Exhibits and Schedules attached to or referred to in this Agreement are a part hereof for all purposes. Reference is hereby made to the Security Schedule for the meaning of certain terms defined therein and used but not defined herein, which definitions are incorporated herein by reference.

(b) Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement that refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document; provided, however, that nothing contained in this Section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

(c) All references in this Agreement to Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement," "this instrument," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this Section" and "this subsection" and similar phrases refer only to the Sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including, without limitation." Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

(d) All calculations under the Credit Documents of interest and fees shall be made on the basis of actual days elapsed (including the first day but excluding the last) and a year of 360 days. Each determination by a Lender Party of amounts to be paid under Section 3 or any other matters that are to be determined hereunder by a Lender Party (such as LIBOR, Business Day, Interest Period or Reserve Percentage) shall, in the absence of manifest error, be conclusive and binding. Unless otherwise expressly provided herein or unless the Majority Lenders otherwise consent, all financial statements and reports furnished to any Lender Party hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP as in effect at the Closing Date.

(e) Notwithstanding that the Lenders, whether on their own behalf and/or on behalf of others, may continue to hold the Collateral, and regardless of the value thereof, each Credit Party shall be and remain liable for the payment in full, including principal and interest, of any balance of the Obligations and expenses hereunder at any time unpaid.

(f) Each Credit Party hereby expressly waives demand, presentment, protest, notice of protest and notice of dishonor with respect to any and all instruments and commercial paper included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the

         Obligations, the Collateral, this Agreement and the other Credit Documents, except such as are expressly provided for herein or therein.

(g) Under no circumstances shall any Lender Party be deemed to have assumed any responsibility for or obligation or duty of any nature or kind with respect to any Collateral, or any matter or proceedings arising out of or relating thereto, but the same shall be at the sole risk of Credit Parties at all times. The Credit Parties hereby release each Lender Party from any claims, causes of action and demands at any time arising out of, relating to or with respect to this Agreement, the other Credit Documents, the Obligations, the Collateral and/or any actions taken or omitted to be taken by any Lender Party with respect thereto, and the Credit Parties hereby agree jointly and severally to indemnify and hold each Lender harmless from and with respect to any and all such claims, Liabilities, causes of action and demands by any Person.

(h) Subject to Section 13(f), upon the occurrence and during the continuance of any Event of Default hereunder, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender to or for the credit or the account of any Credit Party against any and all of the Obligations which are then liquidated and matured. Such Lender agrees promptly to notify the Administrative Agent and the Borrower Representative after any such set-off and application is made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lenders under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lenders may have.

(i) No Lender shall be liable to any Credit Party for (i) the performance of any transaction between any Credit Party or one or more of its Affiliates and a Beneficiary that underlies a Letter of Credit, (ii) any act or omission of any Person unless due to the gross negligence or willful misconduct of such Lender, such Lender's own branches or such Lender's agents, (iii) loss or destruction of any draft, demand, or document in transit or in the possession of others unless due to the gross negligence or willful misconduct of such Lender, such Lender's own branches or such Lender's agents, (iv) lack of knowledge of any particular trade usage (other than standard banking usage as used in the normal course of business) unless such lack of knowledge is due to the gross negligence or willful misconduct of such Lender, such Lender's own branches or such Lender's agents, or (v) the genuineness, falsification, or effect of any document which appears on due examination to be regular on its face.

(j) The Credit Parties agree that no Lender, its Affiliates or its correspondents shall be responsible for: (i) the failure of any Letter of Credit Request to bear any reference to any Letter of Credit, or inadequate reference in any Letter of Credit Request to the relevant Letter of Credit, or failure of documents (other than documents expressly required to be presented under the relevant Letter of Credit) to accompany any Letter of Credit Request at negotiation, or failure of any Person to note the amount of any Letter of

         Credit Request on the reverse of the relevant Letter of Credit, or to surrender or to take up any Letter of Credit or to forward documents apart from Letter of Credit Requests as required by the terms of the relevant Letter of Credit, each of which provisions, if contained in any Letter of Credit itself, may be waived by L/C Issuer; (ii) errors, omissions, interruptions or delays in transmissions, or delivery of any messages, by mail, facsimile, telex, cable, telegraph, wireless or other teletransmission or by oral instructions, whether or not they may be in cipher; (iii) the existence, character, quality, quantity, condition, packing, value or delivery of any property purporting to be represented by documents; (iv) any difference in character, quality, quantity, condition, packing, value or delivery of such property from that expressed in documents; (v) any breach of contract between any Credit Party and any Beneficiary or any other Person or any dispute as to the use which may be made of any Letter of Credit or funds obtained thereunder by any Beneficiary or other party; (vi) the validity, sufficiency, or genuineness of any Letter of Credit Request or other document; and (vii) the time, place, manner or order in which shipment is made.

(k) No Lender shall be responsible for any act, error, neglect or default, omission, insolvency or failure in business of its correspondents.

(l) The occurrence of any one or more of the contingencies or events referred to in the U.C.P. or in the preceding clauses of Sections 16(j) and (k) shall not affect, impair, or prevent the vesting of any Lender's rights or powers hereunder or the enforceability of any Obligations.

(m) Each Credit Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State or federal court of the United States of America sitting in New York City, whether trial or appellate, in any action or proceeding arising out of, or relating to, this Agreement, or for recognition or enforcement of any judgment in respect thereof, and each Credit Party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court and consents that any such action or proceeding may be brought in such courts and waives to the fullest extent permitted by law any objection or claim that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same. Each Credit Party hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction. EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR RELATING TO, THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE ACTIONS OF ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

(n) The U.C.P. shall be binding upon Borrower and each L/C Issuer with respect to each Letter of Credit issued by L/C Issuer except to the extent otherwise expressly agreed, if any.

(o) The Administrative Agent and each L/C Issuer may rely on the written notices, requests, waivers and consents of the Borrower Representative, its officers and designated agents, including, without limitation, any Letter of Credit Requests or requests for Borrowings under the Notes, as the binding actions of Borrower hereunder. Any such notices, requests, waivers or consents received by the Administrative Agent and each L/C Issuer from the Borrower Representative on behalf of Borrower hereunder shall be deemed to have been sent by Borrower, and all notices and other information furnished by the Administrative Agent or any L/C Issuer to the Borrower Representative hereunder will be received by the Borrower Representative on behalf of Borrower. In addition, the Administrative Agent and each L/C Issuer may receive from the Borrower Representative, on behalf of Borrower, all amounts required to be paid by Borrower and may pay to the Borrower Representative for Borrower's account, all amounts required to be paid by or on behalf of any Lender to Borrower; provided, however that neither the Administrative Agent nor any L/C Issuer shall have any responsibility to inquire as to the application of such amounts by the Borrower Representative and is hereby released from any liability to Borrower or any other Credit Party arising from such application by the Borrower Representative.

(p) Each Lender Party agrees (on behalf of itself and each of its Affiliates, and each of its and their directors, officers, agents, attorneys, employees and representatives) that it (and each of them) will take all reasonable steps to keep confidential any non-public information supplied to it by or at the direction of any Credit Party; provided, however, that this restriction shall not apply to information which (i) has at the time in question entered the public domain, (ii) is required to be disclosed by Law (whether valid or invalid) of any Tribunal, (iii) is disclosed to any of its Affiliates, auditors, attorneys or agents, (iv) is furnished to any other Lender Party or to any assignee or prospective assignee of, or purchaser or prospective purchaser of participations or other interests in, any interest under the Credit Documents (provided each such assignee or prospective assignee or purchaser or prospective purchaser first agrees to hold such information in confidence on the terms provided in this Section), or (v) is disclosed in the course of enforcing its rights and remedies following the occurrence of an Event of Default.

(q) Concurrently with the Closing Date, and without the necessity of any further act or evidence, other than consummation of the transactions contemplated hereby, (i) the Obligations under the Existing Agreement are hereby renewed and extended in full, as amended and restated, (ii) the Existing Letters of Credit are hereby deemed to be issued and outstanding Letters of Credit hereunder, and (iii) the Existing Loans are hereby deemed to be outstanding Loans hereunder, as evidenced by the Notes and as amended, renewed and extended pursuant hereto.

(r)      Waivers and Amendments; Acknowledgments.

         (i) No failure or delay (whether by course of conduct or otherwise) by any Lender in exercising any right, power or remedy which such Lender Party may have under any of the Credit Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Lender Party of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Credit Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this Section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Credit Party shall in any case of itself entitle any Credit Party to any other or further notice or demand in similar or other circumstances. This Agreement and the other Credit Documents set forth the entire understanding among the parties hereto with respect to the transactions contemplated herein and therein and supersede all prior discussions and understandings with respect to the subject matter hereof and thereof, and no waiver, consent, release, modification or amendment of or supplement to this Agreement or the other Credit Documents shall be valid or effective against any party hereto unless the same is in writing and signed by (A) if such party is a Credit Party, by such party, (B) if such party is the Administrative Agent or an LC Issuer, by such party and
                  (C) if such party is a Lender, by such Lender. Notwithstanding the foregoing or anything to the contrary herein, the Administrative Agent shall not, without the prior consent of each individual Lender Party, execute and deliver on behalf of such Lender Party any waiver or amendment that would: (A) increase the Percentage Share of any Lender or the maximum amount any such Lender is committed to fund in respect of LC Obligations and Loans or subject such Lender to any additional obligations, (B) reduce any fees payable to such Lender hereunder, or the principal of, or interest on, such Lender's Note, (C) change any date fixed for any payment of any such fees, principal or interest, (D) amend the definition herein of "Borrowing Base" or any of the terms used in that definition, (E) amend the definition herein of "Majority Lenders" or otherwise change the aggregate amount of Percentage Shares required for the Administrative Agent, the Lenders or any of them to take any particular action under the Credit Documents, (F) release Borrower from its obligation to pay the Notes or any Guarantor from its guaranty of such payment, or (G) except as otherwise expressly provided for in
                  Section 9(c), release any Collateral.

         (ii) Each Borrower Party hereby represents, warrants, acknowledges and admits that (A) it has been advised by counsel in the negotiation, execution and delivery of the Credit Documents to which it is a party, (B) it has made an independent decision to enter into this Agreement and the other Credit Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by the Administrative Agent or any other Lender Party, (C) there are no representations, warranties, covenants, undertakings or agreements by any Lender Party as to the Credit Documents, (D) no Lender Party has any fiduciary obligation toward any Credit Party with respect to any Credit Document or the transactions contemplated thereby, (E) the relationship pursuant to the Credit Documents between Borrower and the other Credit Parties, on one hand, and each Lender Party, on the other hand, is and shall be solely that of debtor and creditor, respectively, (F) no partnership or joint venture exists with respect to the Credit Documents between any Credit Party and any Lender Party, (G) the Administrative Agent is not Borrower's agent, but the Administrative Agent for Lenders, (H) should an Event of Default or Default occur or exist, each Lender Party will determine in its sole discretion and for its own reasons what remedies and actions it will or will not exercise or take at that time, (I) without limiting any of the foregoing, Borrower is not relying upon any representation or covenant by any Lender Party, or any representative thereof, and no such representation or covenant has been made, that any Lender Party will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss or take or refrain from taking any action permitted under the Credit Documents with respect to any such Event of Default or Default or any other provision of the Credit Documents and (J) all Lender Parties have relied upon the truthfulness of the acknowledgments in this Section in deciding to execute and deliver this Agreement and to become obligated hereunder.

         (iii) Each Lender Party hereby represents that it will acquire its Note for its own account in the ordinary course of its commercial lending business; provided, however, the disposition of such Lender's property shall at all times be and remain within its control and, in particular and without limitation, such Lender may sell or otherwise transfer its Note, any participation interest or other interest in its Note, or any of its other rights and obligations under the Credit Documents subject to compliance with the provisions hereunder and applicable Law.

(s) The Lender Parties, the Credit Parties and any other parties to the Credit Documents intend to contract in strict compliance with applicable usury Law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Credit Documents shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be contracted for, charged or received by applicable Law from time to time in effect. Neither any Credit Party nor any present or future guarantors, endorsers or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully contracted for, charged or received under applicable Law from time to time in effect, and the provisions of this Section shall control over all other provisions of the Credit Documents that may be in conflict or apparent conflict herewith. The Lender Parties expressly disavow any intention to contract for, charge or receive excessive unearned interest or finance charges in the event the maturity of any Obligation is accelerated. If
         (i) the maturity of any Obligation is accelerated for any reason, (ii) any Obligation is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum or (iii) any Lender or any other holder of any or all of the Obligations shall otherwise collect moneys that are determined to constitute interest which would otherwise increase the interest on any or all of the Obligations to an amount in excess of that permitted to be contracted for, charged or received by applicable Law then in effect, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Obligations or, at such Lender's or holder's option, promptly returned to Borrower or other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable Law, the Lender Parties and the Credit Parties (and any other payors thereof) shall to the greatest extent permitted under applicable Law, (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof and (iii) amortize, prorate, allocate and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Obligations in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law. In the event applicable Law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the "TEXAS FINANCE CODE") as amended, to the extent that the Texas Finance Code is mandatorily applicable to any Lender, for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code; provided, however, that if any applicable Law permits greater interest, the Law permitting the greatest interest shall apply. In no event shall Chapter 346 of the Texas Finance Code apply to this Agreement, any other Credit Document or any transactions or loan arrangement provided or contemplated hereby or thereby.

(t) The Credit Parties and the Lender Parties mutually hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any claim based hereon, arising out of, under or in connection with this Agreement or any other Credit Documents contemplated to be executed in connection herewith or any course of conduct, course of dealings, statements (whether oral or written) or actions of any party. This waiver constitutes a material inducement for the Lender Parties to enter into this Agreement and the other Credit Documents and to make Extensions of Credit. Each Credit Party and each Lender Party hereby further (i) irrevocably waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any such litigation any Special Damages, as defined below, (ii) certifies that no party hereto nor any representative or agent or counsel for any party hereto has represented, expressly or otherwise, or implied that such party would not, in the event of litigation, seek to enforce the foregoing waivers and (iii) acknowledges that it has been induced to enter into this Agreement, the other Credit Documents and the transactions contemplated hereby and thereby by, among other things, the mutual waivers and certifications contained in this Section. "SPECIAL DAMAGES" includes all special, consequential, exemplary or punitive damages (regardless of how named), but does not include any payments of funds that any party hereto has expressly promised to pay or deliver to any other party hereto.

(u) All of the Credit Parties' various representations, warranties, covenants and agreements in the Credit Documents shall survive the execution and delivery of this Agreement and the other Credit Documents and the performance hereof and thereof, including the making or granting of the Loans and the delivery of the Notes and the other Credit Documents and shall further survive until all of the Obligations are paid in full to each

         Lender Party and all of the Lender Parties' obligations to Borrower are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Credit Party to any Lender Party under any Credit Document shall be deemed representations and warranties by Borrower or agreements and covenants of Borrower under this Agreement. The representations, warranties, indemnities and covenants made by the Credit Parties in the Credit Documents, and the rights, powers and privileges granted to the Lender Parties in the Credit Documents, are cumulative and, except for expressly specified waivers and consents, no Credit Document shall be construed in the context of another to diminish, nullify or otherwise reduce the benefit to any Lender Party of any such representation, warranty, indemnity, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty, indemnity or covenant herein contained shall apply to any similar representation, warranty, indemnity or covenant contained in any other Credit Document, and each such similar representation, warranty, indemnity or covenant shall be subject only to those exceptions that are expressly made applicable to it by the terms of the various Credit Documents.


                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Reimbursement and Security Agreement as of the day and year first above written.


                                    EOTT ENERGY OPERATING LIMITED PARTNERSHIP, as a Borrower Party and as the Borrower Representative

                                    By: EOTT ENERGY GENERAL PARTNER, L.L.C., its
                                        General Partner

                                        By:
                                           -------------------------------------
                                           Name:   Susan Ralph
                                           Title:  Treasurer


                                    EOTT ENERGY CANADA LIMITED PARTNERSHIP,
                                    as a Borrower Party

                                    By: EOTT ENERGY GENERAL PARTNER, L.L.C., its
                                        General Partner

                                        By:
                                           -------------------------------------
                                           Name:   Susan Ralph
                                           Title:  Treasurer


                                    EOTT ENERGY LIQUIDS, L.P.,
                                    as a Borrower Party

                                    By: EOTT ENERGY GENERAL PARTNER, L.L.C., its
                                        General Partner

                                        By:
                                           -------------------------------------
                                           Name:   Susan Ralph
                                           Title:  Treasurer

                                    EOTT ENERGY PIPELINE LIMITED PARTNERSHIP, as a Borrower Party

                                    By: EOTT ENERGY GENERAL PARTNER, L.L.C., its
                                        General Partner

                                        By:
                                           -------------------------------------
                                           Name:   Susan Ralph
                                           Title:  Treasurer


                                    EOTT ENERGY PARTNERS, L.P.,
                                    as a Guarantor

                                    By: EOTT ENERGY CORP., its General Partner

                                        By:
                                           -------------------------------------
                                           Name:   Susan Ralph
                                           Title:  Treasurer


                                    EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                    as a Guarantor

                                        By:
                                           -------------------------------------
                                           Name:   Susan Ralph
                                           Title:  Treasurer


                                    EOTT ENERGY CORP.,
                                    as Original Credit Party

                                        By:
                                           -------------------------------------
                                           Name:   Susan Ralph
                                           Title:  Treasurer

                              Address for each Credit Party:

                              Attention:        Vice President & General Counsel
                              By courier:       2000 W. Sam Houston Parkway,
                                                Suite 400
                                                Houston, Texas 77042
                              By mail:          P.O. Box 4666
                                                Houston, Texas 77210-4666
                              Phone:            713-993-5027
                              Fax:              713-993-5813


                              STANDARD CHARTERED BANK,
                              a Administrative Agent, L/C Issuer and a Lender

                                        By:
                                           ------------------------------------
                                           Name:  Allan J. Lee
                                           Title: Senior Vice President

                                        By:
                                           ------------------------------------
                                           Name:  Neil McCauley
                                           Title: Senior Vice President

                                                                      SCHEDULE I


                         L/C AGREEMENT LETTERS OF CREDIT


            THIS SCHEDULE HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED SEPARATELY WITH THE SEC

                            1 page has been omitted.

                                                                     SCHEDULE II


                      CASH COLLATERALIZED LETTERS OF CREDIT


[* One page has been omitted]

                                                                    SCHEDULE III


           ORIGINAL EOTT OLP REIMBURSEMENT AGREEMENT LETTERS OF CREDIT

                          [* 3 pages have been omitted]

                                                                     SCHEDULE IV

                           EXISTING LETTERS OF CREDIT

                         [* 7 Pages have been omitted]

                                                                      SCHEDULE V

DISCLOSURE SCHEDULE

               *CERTAIN PORTIONS OF THIS DISCLOSURE SCHEDULE HAVE
               BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL
             TREATMENT THAT HAS BEEN FILED SEPARATELY WITH THE SEC

                                  SECTION 7(b)

                          QUALIFICATION, GOOD STANDING
                        AND AUTHORIZATION TO DO BUSINESS

         Set forth below the name of each entity listed below are the jurisdictions in which that entity is qualified to do business:

                                EOTT ENERGY CORP.

                 Alabama                                  Nebraska
                 Arizona                                   Nevada
                Arkansas                                 New Jersey
               California                                New Mexico
                Colorado                                  New York
               Connecticut                             North Carolina
                Delaware                                North Dakota
                 Florida                                    Ohio
                 Georgia                                  Oklahoma
                Illinois                                   Oregon
                 Indiana                                Pennsylvania
                  Iowa                                  Rhode Island
                 Kansas                                South Carolina
                Louisiana                               South Dakota
                Maryland                                  Tennessee
              Massachusetts                                 Texas
                Michigan                                    Utah
                Minnesota                                 Virginia
               Mississippi                               Washington
                Missouri                                West Virginia
                 Montana                                  Wisconsin
                                     Wyoming

                            EOTT ENERGY PARTNERS, L.P.

                Delaware                                    Texas

                       EOTT ENERGY GENERAL PARTNER, L.L.C.

                Delaware                                    Texas

                    EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                 Alabama                                  Nebraska
                 Arizona                                   Nevada
                Arkansas                                 New Jersey
               California                                New Mexico
                Colorado                                  New York
               Connecticut                             North Carolina
                Delaware                                North Dakota
                 Florida                                    Ohio
                 Georgia                                  Oklahoma
                Illinois                                   Oregon
                 Indiana                                Pennsylvania
                  Iowa                                  Rhode Island
                 Kansas                                South Carolina
                Louisiana                               South Dakota
                Maryland                                  Tennessee
              Massachusetts                                 Texas
                Michigan                                    Utah
                Minnesota                                 Virginia
               Mississippi                               Washington
                Missouri                                West Virginia
                 Montana                                  Wisconsin

                                     Wyoming

                          EOTT ENERGY CANADA LIMITED PARTNERSHIP

                PROVINCE                                    STATE
                 Alberta                                  Delaware
            British Columbia                              Illinois
                Manitoba                                   Indiana
                 Ontario                                  Louisiana
              Saskatchewan                                Michigan
                                                          Minnesota
                                                         Mississippi
                                                           Montana
                                                         North Dakota
                                                          Oklahoma
                                                            Texas
                                                          Wisconsin

                                 EOTT ENERGY LIQUIDS, L.P.

                Delaware                                    Texas

                         EOTT ENERGY PIPELINE LIMITED PARTNERSHIP

                 Alabama                                 Mississippi
                Arkansas                                   Montana
               California                                 Nebraska
                Colorado                                 New Mexico
                Delaware                                North Dakota
                 Kansas                                   Oklahoma
                Louisiana                               South Dakota
                                      Texas

                                  SECTION 7(c)

                                 ENFORCEABILITY

         Sections 7(i), 7(j) [*] of this Disclosure Schedule are incorporated by reference.

                                  SECTION 7(d)

                         PERMITS, LICENSES AND APPROVALS

         Section 7(i) of this Disclosure Schedule is included herein by reference.

                                       [*]

                              COMPLIANCE WITH TAXES

         Section 7(t) of this Disclosure Schedule is incorporated by reference.

                                  ENVIRONMENTAL

         Section [*] 7(t) of this Disclosure Schedule is incorporated herein by reference.

                                       [*]

                                  SECTION 7(e)

                            FILINGS TO REFLECT LIENS

         Mortgage Tax Affidavit Form - Kansas.

         Any ad valorem tax pro-ration forms in required jurisdictions.

         Section 7(h) of this Disclosure Schedule is incorporated herein by reference.

1.       Financing Statement Filings

         A.       Alabama

         i.       Central Filings (Blanket UCC-1s):
                  EOTT Energy Operating Limited Partnership
                  EOTT Energy Corp.
                  EOTT Energy Partners, L.P.
                  EOTT Energy General Partner, L.L.C.
                  EOTT Energy Canada Limited Partnership
                  EOTT Energy Liquids, L.P.
                  EOTT Energy Pipeline Limited Partnership

         ii.      Mobile County, Alabama Filings:
                  Fixture filing for EOTT Energy Operating Limited Partnership Fixture filing for EOTT Energy Pipeline Limited Partnership

         B.       Mississippi

         i.       Central Filings (Blanket UCC-1s):
                  EOTT Energy Operating Limited Partnership
                  EOTT Energy Corp.
                  EOTT Energy Partners, L.P.
                  EOTT Energy General Partner, L.L.C.
                  EOTT Energy Canada Limited Partnership
                  EOTT Energy Liquids, L.P.
                  EOTT Energy Pipeline Limited Partnership

         ii.      Mississippi Local Filings (Blanket UCC-1s):

                  a)       UCC-1 filing for EOTT Energy Operating Limited
                           Partnership

                  Amite
                  Clarke
                  Covington
                  Forrest
                  George
                  Jasper

                  Jefferson Davis
                  Jones
                  Lamar
                  Lincoln
                  Marion
                  Perry
                  Pike
                  Smith
                  Stone
                  Walthall
                  Wayne

                  b)       UCC-1 filing for EOTT Energy Pipeline Limited
                           Partnership:

                  Amite
                  Forrest
                  George
                  Jasper
                  Jefferson Davis
                  Jones
                  Lamar
                  Lincoln
                  Marion
                  Perry
                  Pike
                  Stone
                  Walthall
                  Wayne

C.       Delaware UCC Filings:

         EOTT Energy Operating Limited Partnership
         EOTT Energy Corp.
         EOTT Energy Partners, L.P.
         EOTT Energy General Partner, L.L.C.
         EOTT Energy Canada Limited Partnership
         EOTT Energy Liquids, L.P.
         EOTT Energy Pipeline Limited Partnership

D. UCC Transmitting Utility Financing Statements for EOTT Energy Operating Limited Partnership and EOTT Energy Pipeline Limited Partnership:

         Alabama
         Arkansas
         Colorado
         Kansas
         Louisiana
         Montana

         Mississippi
         Nebraska
         New Mexico
         North Dakota
         Oklahoma
         South Dakota
         Texas

E. Deed of Trust, Mortgage, Fixture Filing, Security Agreement and Financing Statement

         1.       EOTT Energy Operating Limited Partnership

                  a)       Alabama Counties:
                           Mobile

                  b)       Mississippi Counties:
                           Amite
                           Clarke
                           Covington
                           Forrest
                           George
                           Jasper
                           Jefferson Davis
                           Jones
                           Lamar
                           Lincoln
                           Marion
                           Perry
                           Pike
                           Smith
                           Stone
                           Walthall
                           Wayne

         2.       EOTT Energy Pipeline

                  a)       Alabama Counties:
                           Mobile

                  b)       Mississippi Counties:
                           Amite
                           Clarke
                           Forrest
                           George
                           Jasper
                           Jefferson Davis

                           Jones
                           Lamar
                           Lincoln
                           Marion
                           Perry
                           Pike
                           Stone
                           Walthall
                           Wayne

         3.       EOTT Energy Liquids, L.P.

                  Chambers County, Texas
                  Galveston County, Texas
                  Harris County, Texas

         Any other mortgages and UCC-1 financing statements or their equivalents filed by the Lender.

         Any and all additional mortgages and Deeds of Trust heretofore filed by the Lender in jurisdictions in which the Credit Parties own fixed assets.

                                  SECTION 7(f)

                                    CONFLICTS

         Sections 7(c), 7(d), 7(e), 7(h), 7(i), 7(j), [*], 7(r), 7(s), 7(t),
7(u) and 7(x) of this Disclosure Schedule are incorporated herein by reference.

                                  SECTION 7(g)

                          FICTITIOUS PARTNERSHIP NAMES

         EOTT Energy

                                  SECTION 7(h)

                              LIMITATION OF VALID,
                                PERFECTED, FIRST
                           PRIORITY SECURITY INTEREST

         Section 7(i) of this Disclosure Schedule is hereby incorporated by reference.

         [*]

         Commodity Repurchase Agreement dated February 28, 1998, by and between Standard Chartered Trade Service Corporation and EOTT Energy Operating, L.P., as amended.

         Receivables Purchase Agreement dated October 19, 1999, by and between EOTT Energy Operating, L.P. and Standard Chartered Trade Services Corporation, as amended.

                                  SECTION 7(i)

                                   VALID TITLE

         [*]

         Sections 7(h) [*] and 7(x) of this Disclosure Schedule are incorporated by reference.

                                  SECTION 7(j)

                                LIST OF DEFAULTS

         [*]

         Each section of this Disclosure Schedule is incorporated herein by reference.

                                  SECTION 7(k)

                         ERISA PLAN AND ERISA COMPLIANCE

         [*]

                                  SECTION 7(l)

                              ENVIRONMENTAL MATTERS

                        COMPLIANCE WITH ENVIRONMENTAL LAW

         [*]

                                  SECTION 7(p)

                                       [*]

                                  SECTION 7(q)

                          INITIAL FINANCIAL STATEMENTS

         The February 2002 income statement has been delivered to the Administrative Agent.

         [*]

                                  SECTION 7(r)

                                   LIABILITIES

         1. Permitted Liens.

         2. Sections 7(d), 7(f), 7(i), [*], 7(t), 7(u) and 7(x) of this
Disclosure Schedule are incorporated herein by reference.

                                  SECTION 7(s)

                           MISSTATEMENTS AND OMISSIONS

         PricewaterhouseCoopers LLP ("PWC") is examining the books and records of the Credit Parties for Fiscal Year 2001 and forward and the Credit Parties are uncertain whether, at the conclusion of its audit, PWC will propose any adjustments to the December 31, 2001, consolidated financial statements.

                                  SECTION 7(t)

                        PENDING AND THREATENED LITIGATION

         1. State of Texas Royalty Suit. Certain of the Credit Parties were served on November 9, 1995 with a petition styled The State of Texas, et al. vs. Amerada Hess Corporation, et al. The matter was filed in District Court in Lee County, Texas and involves several major and independent oil companies and marketers as defendants. The plaintiffs are attempting to put together a class action lawsuit alleging that the defendants acted in concert to buy oil owned by members of the plaintiff class in Lee County, Texas, and elsewhere in Texas, at "posted" prices, which the plaintiffs allege were lower than true market prices. There is not sufficient information in the petition to fully quantify the allegations set forth in the petition, but the Credit Parties believe that any such claims against us will prove to be without merit. There has been no activity on this matter for several years.

         2. State of Texas, et al. vs. Amerada Hess Corporation, et al., Cause No. 97-12040; In the 53rd Judicial District Court of Travis County, Texas (Common Purchaser Act Suit). This case was filed on October 23, 1997 in Austin by the Texas Attorney General's office and involves several major and independent oil companies and marketers as defendants. Certain of the Credit Parties were served on November 18, 1997. The petition states that the State of Texas brought this action in its sovereign capacity to collect statutory penalties recoverable under the Texas Common Purchaser Act, arising from defendants' alleged willful breach of statutory duties owed to royalty, overriding royalty and working interest owners of crude oil sold to defendants, as well as alleged breach of defendants' common law and contractual duties. The plaintiffs also allege that the defendants have engaged in discriminatory pricing of crude oil. This case appears to be similar to the State of Texas Royalty Suit filed by the State of Texas on November 9, 1995. The Credit Parties, along with several of the defendants, reached a settlement with the State in the Common Purchaser Act Suit in a Settlement Agreement dated August 5, 1999. Settlement amounts for each defendant were confidential. This settlement disposed of any claims the State may have in the State of Texas Royalty Suit, discussed above, but did not dismiss that case. Also, any severance tax claims the State may have were specifically excluded from this settlement. However, no severance tax claims were asserted in the petition filed by the plaintiffs.

         3. McMahon Foundation and J. Tom Poyner vs. Amerada Hess Corporation, et al. (Including EOTT Energy Operating Limited Partnership), Civil Action No. H-96-1155; United States District Court, Southern District of Texas, Houston Division (Texas Federal Anti-Trust Suit). This suit was filed on April 10, 1996 as a class action complaint for violation of the federal antitrust laws and involves several major and independent oil companies and marketers as defendants. The relevant area is the entire continental United States, except for Alaska, New York, Ohio, Pennsylvania, West Virginia and the Wilmington Field at Long Beach, California. The plaintiffs claim that there is a combination and conspiracy among the defendant oil companies to fix, depress, stabilize and maintain at artificially low levels the price paid for the first purchase of lease production oil sold from leases in which the class members own interests. This was allegedly accomplished by agreement of the defendants to routinely pay for first purchases at posted prices rather than competitive market prices and maintain them in a range below competitive market prices through an undisclosed scheme of using posted prices in buy/sell transactions among themselves to create the illusion that posted prices are genuine market prices. The plaintiffs allege violations from October of 1986 forward. No money amounts were claimed. See No. 6-Summary, for resolution of this matter.

         4. Randolph Energy, Inc., et al. vs. Amerada Hess Corporation, et al., Civil Action No. 2:97CV273PG; In the United States District Court for the Southern District of Mississippi, Jackson Division (Mississippi Federal Anti-Trust Suit). Certain of the Credit Parties received a summons in this matter on August 18, 1997. The case was filed on August 5, 1997 and is a class action complaint for alleged violation of the federal antitrust laws, which involves several major and independent oil companies and marketers as defendants. The plaintiffs claim that this litigation arises out of a combination and conspiracy of the defendant oil companies to fix, depress, stabilize and maintain at artificially low levels the prices paid for the first purchase of lease production oil sold from leases in which the class members own interests. The issues involved in this suit appear to be a duplication of the issues in the Texas Federal Anti-Trust Suit previously discussed. No money amounts were claimed. See No. 6-Summary, for resolution of this matter. This suit was dismissed with prejudice on March 29, 2002.

         5. Cameron Parish School Board, et al. vs. Texaco, Inc., et al.; Civil Action No. C-98-111; In the United States District Court for the Western District of Louisiana, Lake Charles Division (Louisiana Federal Anti-Trust
Suit). This case was originally filed as a state law claim in Louisiana. When the case was removed to federal court, the anti-trust claims were added, similar to the claims made in the Texas Federal Anti-Trust Suit and the Mississippi Federal Anti-Trust Suit. The plaintiffs claim that this litigation arises out of a combination and conspiracy of the defendant oil companies to fix, depress, stabilize and maintain at artificially low levels the prices paid for the first purchase of lease production oil sold from leases in which the class members own interests. The issues involved in this suit appear to be a duplication of the issues in the Texas Federal Anti-Trust Suit and the Mississippi Federal Anti-Trust Suit, both previously discussed. On October 22, 1998, the judge granted the Plaintiffs' motion to amend the petition and add additional defendants. Certain of the Credit Parties were added to the case as defendants at that time. No money amounts were claimed. See No. 6-Summary, for resolution of this matter.

         6. Summary. The Texas Federal Anti-Trust Suit, the Mississippi Federal Anti-Trust Suit and the Louisiana Federal Anti-Trust Suit, along with several other suits to which the Credit Parties were not a party, were consolidated and transferred to the Southern District of Texas by Transfer Order dated January 14, 1998. The Judicial Panel on Multidistrict Litigation made this recommendation due to the similarity of issues in the cases. Certain of the Credit Parties, and a number of other defendants, entered into a class-wide settlement with the defendants, which was approved by the Court on April 7, 1999, with a Final Judgment entered on August 11, 1999. Several appeals were subsequently filed. All appeals have now been resolved. The settlement was funded on November 27, 2001. As the various cases are dismissed by each court, the relevant cases will be removed from the Credit Parties' active litigation summary.

         7. Assessment for Crude Oil Production Tax from the Comptroller of Public Accounts, State of Texas. EOTT Energy Operating Limited Partnership ("EOTT OLP") received a letter from the Comptroller's Office dated October 9, 1998, assessing it for severance taxes the Comptroller's Office alleges are due on a difference the Comptroller's Office believes to exist between the market value of crude oil and the value reported on our crude oil tax report for the period of September 1, 1994 through December 31, 1997. The letter states that the action, based on a desk audit of EOTT OLP's crude oil production reports, is partly to preserve the statute of limitations where crude oil severance tax may not have been paid on the true market price of the crude oil. The letter further states that the Comptroller's position is similar to claims made in several lawsuits, including the Texas Federal Anti-Trust Suit, in which we are a defendant. The amount of the assessment, including penalty and interest, is approximately $1.1 million. While the claim is still being reviewed, EOTT OLP believes it should be without liability in this matter. There has been no action on this matter since early in 1999.

         8. Export License with United States Department of Commerce. EOTT Energy Operating Limited Partnership ("EOTT OLP") has applied for and maintained Export Licenses through the U.S. Department of Commerce ("DOC") since 1994. These licenses authorized EOTT OLP to export crude oil to Canada. Each license provided an applicable license quantity and value of merchandise as authorized by the DOC to be exported. The licenses generally covered either a one or two-year period. In early 1999, as EOTT OLP was preparing a new license application, it was discovered that EOTT OLP had exported more barrels and value than had been authorized by the DOC under our current (and prior) license. Pursuant to Section 764.5 of the Export Administration Regulations, EOTT OLP filed a Voluntary Disclosure with the DOC on February 5, 1999, giving the DOC notice of these license overruns. The next formal stage of the Voluntary Disclosure process will be for the DOC to issue a Charging Letter regarding a proposed fine for the export license overruns. To date, EOTT OLP does not have any information as to when or in what amount the Charging Letter will be issued.

         9. John H. Roam, et al. vs. Texas-New Mexico Pipe Line Company and EOTT Energy Pipeline Limited Partnership, Cause No. CV43296, In the District Court of Midland County, Texas, 238th Judicial District (Kniffen Estates Suit). Certain residents of the Kniffen Estates, a residential subdivision located outside of Midland, Texas, filed the Kniffen Estates Suit on March 2, 2001. The allegations in the petition state that free crude oil products were discovered in water wells in the Kniffen Estates area, on or about October 3, 2000. The plaintiffs claim that the crude oil products are from a 1992 release from a pipeline then owned by the Texas-New Mexico Pipe Line Company ("Tex-New Mex"). EOTT Energy Pipeline Limited Partnership ("EOTT PLP") purchased that pipeline from Tex-New Mex in 1999. The plaintiffs have alleged that Tex-New Mex was negligent, grossly negligent and malicious in failing to accurately report and remediate the spill. With respect to EOTT PLP, the plaintiffs are seeking damages arising from any contamination of the soil or groundwater since EOTT PLP acquired the pipeline in question. No specific amount of money damages was claimed, and it is not possible to determine any potential exposure at this stage of the matter. In response to the Kniffen Estates Suit, EOTT PLP filed a cross-claim against Tex-New Mex. In the cross-claim, EOTT PLP claims that, in relation to the matters alleged by the plaintiffs, Tex-New Mex breached the Purchase and Sale Agreement between the parties dated May 1, 1999, by failing to disclose the 1992 release and by failing to undertake the defense and handling of the toxic tort claims, fair market value claims, and remediation claims arising from the release. Additionally, EOTT PLP is asserting claims of gross negligence, fraud and specific performance. On April 5, 2002, EOTT PLP filed an amended cross claim which alleges that Tex-New Mex defrauded EOTT PLP as part of Tex-New Mex's sale to EOTT PLP of the pipeline systems in 1999. The amended cross claim also alleges that various practices employed by Tex-New Mex in the operation of its pipelines constitute gross negligence and willful misconduct and void EOTT PLP's obligation to indemnify Tex-New Mex for remediation of releases that occurred prior to May 1, 1999. Due to the early stages of the proceedings, it is not possible to speculate on the possible outcome of this matter.

         10. Enron has received a request for information from EPA under Section 308 of the Clean Water Act, requesting information regarding certain releases and discharges from oil pipelines operated by Enron for the time period July 1, 1998 to July 11, 2001. Because the Credit Parties' pipelines, which are operated by an Enron subsidiary, are the only domestic crude oil pipelines affiliated with Enron, Enron responded for itself and on behalf of EOTT, to EPA's request on January 29, 2002. No assurance can be given that EPA will agree with our interpretation of that definition. EOTT instituted a pipeline integrity assessment program in 1999. EOTT expanded its pipeline integrity assurance program in December 2001 to insure evaluation of the integrity of a pipeline after a spill to avoid putting a pipeline back in service if integrity is not on the line. (The discussion in Section 7(d) of this Disclosure Schedule regarding Other Applicable Rules is incorporated herein by reference.) These measures are intended to reduce the number of discharges and releases on the pipelines. At this time, it is not possible to predict what the outcome will be of the response made to EPA's Section 308 request. Further, no assurance can be given as to the amount or timing of future expenditures for environmental remediation or compliance which may be required relating to this request, and actual future expenditures may be different from the amounts currently anticipated. In the event of future increases in costs, EOTT may be unable to pass on those increases to its customers.

         11. Richard D. Warden and Nancy J. Warden v. EOTT Energy Pipeline Limited Partnership and EOTT Energy Corp. The plaintiffs in this lawsuit are landowners who are seeking damages arising from a release of crude oil from an Oklahoma pipeline owned by EOTT Energy Pipeline Limited Partnership. EOTT undertook extensive remediation efforts with respect to the crude oil release that is the subject of this lawsuit. The plaintiffs allege that EOTT did not properly remediate the crude oil release. The plaintiffs are alleging causes of action for negligence, gross negligence, unjust enrichment, and nuisance. Due to the early stages of the proceedings, it is not possible to speculate on the possible outcome of this matter.

         12. Notice of Claim by Law Offices of John A. Huettner. The Credit Parties have been contacted by John A. Huettner, who claims to represent various persons who have purchased Common Units of EOTT MLP. [*]

[*]
GENERAL

         Sections 7(d), 7(j), [*] and 7(x) of this Disclosure Schedule are incorporated herein by reference.

                                  SECTION 7(u)

                            EXISTING LABOR DISPUTES,
                            ACTS OF GOD AND WAR, ETC.

         Section [*] 7(t) of this Disclosure Schedule are incorporated herein by reference.

                                  SECTION 7(v)


                     SUBSIDIARIES/EQUITY INTEREST OWNERSHIP

1.     EOTT ENERGY PARTNERS, L.P.

       o        EOTT ENERGY OPERATING LIMITED PARTNERSHIP      + or -99.99%      Limited Partnership Interest
                                                                                 (Direct) and General Partner
                                                                                 Interest (Indirect)
       o        EOTT ENERGY GENERAL PARTNER, LLC                 100%            Membership Interest
                                                                                 Stockholder Interest
       o        EOTT ENERGY FINANCE CORP.                        100%

2.     EOTT ENERGY CORP.

       o        EOTT ENERGY PARTNERS, L.P.                      1.98%            General Partnership Interest

3.     EOTT ENERGY OPERATING LIMITED PARTNERSHIP

       o        EOTT ENERGY PIPELINE LIMITED PARTNERSHIP       + or -99.99%      Limited Partnership Interest
       o        EOTT ENERGY CANADA LIMITED PARTNERSHIP         + or -99.99%      Limited Partnership Interest
       o        EOTT ENERGY LIQUIDS, L.P.                      + or -99.99%      Limited Partnership Interest

4.     EOTT ENERGY GENERAL PARTNER, LLC

       o        EOTT ENERGY OPERATING LIMITED PARTNERSHIP      + or -.01%        Limited Partnership Interest
       o        EOTT ENERGY LIQUIDS, L.P.                      + or -.01%        Limited Partnership Interest
       o        EOTT ENERGY CANADA LIMITED PARTNERSHIP         + or -.01%        Limited Partnership Interest
       o        EOTT ENERGY PIPELINE LIMITED PARTNERSHIP       + or -.01%        Limited Partnership Interest

                                  SECTION 7(x)

                             PERMITTED INDEBTEDNESS

         1. Indebtedness of each Credit Party incurred in the ordinary course of business to vendors, suppliers or other persons providing goods and services, which are outstanding for less than 120 days from the date goods are delivered or services are rendered.

         [*]

         3. Indebtedness of the Credit Parties to Enron and/or its affiliates as disclosed on Section 7(t) of this Disclosure Schedule, which is incorporated herein by reference.

         4. Amended and Restated Reimbursement, Loan and Security Agreement among the lender and each Credit Party dated December 21, 2001.

         5. All indebtedness of each Credit Party reflected on the consolidated balance sheet of EOTT Energy Partners, L.P. reflected on the Form 10-Q for the quarter ended September 30, 2001 incorporated by reference hereto, as modified or supplemented by information reflected in the Initial Financial Statements.

         6. All indebtedness under the Credit Documents.

         [*]

         8. Indebtedness pursuant to Master Lease Agreement dated April 1, 1997, with General Electric Capital Corporation to provide lease financing for vehicles, together with associated schedules.

         9. All indebtedness pursuant to Master Lease Agreement dated August 23, 1996 with Metlife Capital Corporation to provide lease financing for vehicles together with associated schedules.

         10. All indebtedness pursuant to Commodity Repurchase Agreement by and between Standard Chartered Trade Service Corporation and EOTT Energy Operating, L.P.

         11. All indebtedness pursuant to Receivables Purchase Agreement by and between EOTT Energy Operating, L.P. and Standard Chartered Trade Services Corporation

         12. Any Indebtedness secured by Permitted Liens.

         13. All indebtedness under the Indenture and First Supplemental Indenture dated October 1, 1999.

                                                                     SCHEDULE VI


                                 LENDER SCHEDULE

Name of Lender      Percentage Share  Domestic Lending Office   LIBOR Lending Office
--------------      ----------------  -----------------------   --------------------
Standard Chartered         100%       1285 Avenue of the        1285 Avenue of the
Bank                                  Americas, 14th Floor      Americas, 14th Floor
                                      New York, NY 10019        New York, NY 10019

                                                                    SCHEDULE VII


                                SECURITY SCHEDULE


                                     Alabama


                                    [to come]


--------------------------------------------------------------------------------


                                   California


                                    [to come]


--------------------------------------------------------------------------------


                                    Colorado


                                    [to come]


--------------------------------------------------------------------------------


                                     Kansas

(i) Mortgage; Deed of Trust; Fixture Filing; Security Agreement; and Financing Statement made as of April 23, 2002, by EOTT Energy Pipeline Limited Partnership to Standard Chartered Bank as collateral agent for itself and the Lenders' parties to the Agreement and for its affiliates, including without limitation Standard Chartered Trade Services Corporation; and (ii) UCC-1 Financing Statement designating EOTT Energy Pipeline Limited Partnership and EOTT Energy Operating Limited Partnership as debtors, filed in the following counties in
Kansas:

1.       Barton                                 13.      Greeley
2.       Chautauqua County                      14.      Haskell
3.       Clark                                  15.      Hodgeman
4.       Comanche                               16.      Kearny
5.       Cowley                                 17.      Kiowa
6.       Decatur                                18.      Lane
7.       Edwards                                19.      Logan
8.       Ellis                                  20.      Ness
9.       Ellsworth                              21.      Osborne
10.      Finney                                 22.      Pawnee
11.      Gove                                   23.      Pratt
12.      Graham                                 24.      Rawlins

25.      Rice                                   31.      Stafford
26.      Rooks                                  32.      Thomas
27.      Rush                                   33.      Trego
28.      Russell                                34.      Wallace
29.      Scott                                  35.      Wichita
30.      Sherman


--------------------------------------------------------------------------------


                                    Louisiana


1.       Ascension                              11.      McKenzie
2.       Assumption                             12.      Plaquemines
3.       Beauregard                             13.      Rapides
4.       Billings                               14.      Richland
5.       Bowman                                 15.      Slope
6.       Dunn                                   16.      St. Martin
7.       Fallon                                 17.      Stark
8.       Golden Valley                          18.      Vernon
9.       Iberville                              19.      Webster Parish
10.      Jefferson                              20.      Williams


--------------------------------------------------------------------------------


                                     Montana


                                    [to come]


--------------------------------------------------------------------------------


                                    Nebraska


1.       Hichcock
2.       Red Willow


--------------------------------------------------------------------------------


                                   New Mexico

(i) Deed of Trust; Mortgage; Fixture Filing; Security Agreement; and Financing Statement made as of April 23, 2002 by EOTT Energy Pipeline Limited Partnership and EOTT Energy Operating limited Partnership to Margaret Lewis Meister for the benefit of Standard Chartered Bank as collateral agent for itself and the lenders party to the Agreement and for its affiliates, including without limitation Standard Chartered Trade Services; and (ii) UCC-1 Financing Statement designating EOTT Energy

Pipeline Limited Partnership and EOTT Energy Operating Limited Partnership as debtors, filed in the following counties in New Mexico:

1.       Eddy
2.       Lea


--------------------------------------------------------------------------------


                                  North Dakota


                                    [to come]


--------------------------------------------------------------------------------


                                    Oklahoma

Mortgage; Fixture Filing; Security Agreement; and Financing Statement made as of April 23, 2002, by EOTT Energy Pipeline Limited Partnership and Energy Operating Limited Partnership to Standard Chartered Bank as collateral agent for itself and the other lenders party to the Agreement and for its affiliates, including without limitation Standard Chartered Trade Services Corporation, filed in the following counties in Oklahoma:


1.       Beckham                                19.      Love
2.       Blaine                                 20.      Major
3.       Caddo                                  21.      McClain
4.       Canadian                               22.      Murray
5.       Carter                                 23.      Noble
6.       Cleveland                              24.      Oklahoma
7.       Creek                                  25.      Oklahoma County
8.       Custer                                 26.      Osage
9.       Dewey                                  27.      Pawnee
10.      Ellis                                  28.      Payne
11.      Garvin                                 29.      Pontotoc County
12.      Grady                                  30.      Pottawatomie
13.      Harper                                 31.      Seminole
14.      Jefferson                              32.      Stephens
15.      Kay                                    33.      Washita
16.      Kingfisher                             34.      Woods
17.      Lincoln                                35.      Woodward
18.      Logan


--------------------------------------------------------------------------------

                                  South Dakota


1.       Harding


--------------------------------------------------------------------------------


                                      Texas

Deed of Trust; Mortgage; Fixture Filing; Security Agreement; and Financing statement made as of April 23, 2002, by EOTT Energy Pipeline Limited Partnership and EOTT Energy Operating Limited Partnership to James L. Rice III for the benefit of Standard Chartered Bank as collateral agent for itself and the Lenders party to the Agreement and for its affiliates, including without limitation Standard Chartered Trade Services Corporation, filed in the following counties in Texas:


1.       Archer                                 22.      Kent
2.       Baylor                                 23.      King
3.       Borden                                 24.      Knox
4.       Clay                                   25.      Lynn
5.       Cooke                                  26.      Maverick
6.       Dawson                                 27.      Midland
7.       Dimmit                                 28.      Mitchell
8.       Ector                                  29.      Newton
9.       Fisher                                 30.      Orange
10.      Frio                                   31.      Reagan
11.      Gaines                                 32.      Rusk
12.      Garza                                  33.      Scurry
13.      Glasscock                              34.      Smith
14.      Gregg                                  35.      Stonewall
15.      Hardin                                 36.      Terry
16.      Harrison                               37.      Throckmorton
17.      Haskell                                38.      Upshur
18.      Howard                                 39.      Upton
19.      Jasper                                 40.      Ward
20.      Jefferson                              41.      Winkler
21.      Jones                                  42.      Zavala


--------------------------------------------------------------------------------

                                                                       EXHIBIT A


                                 PROMISSORY NOTE


$300,000,000                    New York, New York                April 23, 2002


         FOR VALUE RECEIVED, the undersigned, EOTT Energy Operating Limited Partnership, a Delaware limited partnership ("EOTT OLP"), EOTT Energy Canada Limited Partnership, a Delaware limited partnership ("EOTT CANADA"), EOTT Energy Liquids, L.P., a Delaware limited partnership ("EOTT LIQUIDS"), EOTT Energy Pipeline Limited Partnership, a Delaware limited partnership (together with EOTT OLP, EOTT Canada and EOTT Liquids, on a joint and several basis, "BORROWER"), hereby promises to pay to the order of Standard Chartered Bank and the successors in interest of such party ("LENDER"), the principal sum of THREE HUNDRED MILLION DOLLARS ($300,000,000), or, if greater or less, the sum of (i) the aggregate unpaid principal amount of the Loans made or deemed made by the Lender to the Borrower pursuant to the terms of the Credit Agreement (as hereinafter defined) and (ii) the aggregate unpaid principal amount of all Matured L/C Obligations, in each case, together with interest on the unpaid principal balance thereof at the rates and at the times provided in such Credit Agreement, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of the Administrative Agent set forth in the Credit Agreement, or at such other place as from time to time may be designated by the holder of this Note. Payments on this Note shall be made and applied as provided herein and in the Credit Agreement.

         This Note (i) is issued and delivered under and pursuant to the Second Amended and Restated Reimbursement, Loan and Security Agreement, dated as of April 23, 2002, among Borrower, EOTT Energy Partners, L.P., EOTT Energy General Partner, L.L.C., Standard Chartered Bank, as Administrative Agent, the Lender and the other signatories thereto (as from time to time supplemented, amended or restated, herein called the "CREDIT AGREEMENT"), and is one of the Notes, as referred to in the Credit Agreement, (ii) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events and (iii) is secured by and entitled to the benefits of the Security Documents and the guaranties of the Guarantors. Reference is hereby made to the Credit Agreement for (i) a description of certain rights, limitations of rights, obligations and duties of the parties hereto; (ii) the meanings assigned to terms used and not defined herein; and (iii) a description of the nature and extent of the security thereby provided and provided by the other Security Documents, and the rights of the parties thereto.

         The Borrower and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extensions, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

         THIS NOTE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAW), EXCEPT TO THE EXTENT THE SAME ARE GOVERNED BY APPLICABLE FEDERAL LAW.



                                        EOTT ENERGY OPERATING LIMITED
                                        PARTNERSHIP

                                        By:  EOTT ENERGY GENERAL PARTNER, L.L.C.

                                             By:
                                                 -------------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                        ------------------------



                                        EOTT ENERGY CANADA LIMITED PARTNERSHIP

                                        By:  EOTT ENERGY GENERAL PARTNER, L.L.C.

                                             By:
                                                 -------------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                        ------------------------


                                        EOTT ENERGY LIQUIDS, L.P.

                                        By:  EOTT ENERGY GENERAL PARTNER, L.L.C.

                                             By:
                                                 -------------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                        ------------------------

                                        EOTT ENERGY PIPELINE LIMITED PARTNERSHIP

                                        By:  EOTT ENERGY GENERAL PARTNER, L.L.C.

                                             By:
                                                 -------------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                        ------------------------

                                                                       EXHIBIT B


                                BORROWING NOTICE


         Reference is made to the Second Amended and Restated Reimbursement, Loan and Security Agreement, dated as of April 23, 2002 (as from time to time amended, the "AGREEMENT"), among EOTT Energy Operating Limited Partnership ("EOTT OLP"), EOTT Energy Canada Limited Partnership ("EOTT CANADA"), EOTT Energy Liquids, L.P. ("EOTT LIQUIDS"), EOTT Energy Pipeline Limited Partnership (together with EOTT OLP, EOTT Canada and EOTT Liquids, on a joint and several basis, "BORROWER"), EOTT Energy Partners, L.P., EOTT Energy General Partner, L.L.C. ("EOTT GP"), Standard Chartered Bank, as Administrative Agent and the other signatories thereto. Capitalized terms used and not defined herein have the meanings given to them in the Agreement.

         Pursuant to the terms of the Agreement, the Borrower Representative, on behalf of the Borrower, hereby requests the Lenders to make Loans to the Borrower in the aggregate principal amount of $ _________ and specifies ___________, 200__, as the date the Borrower desires for the Lenders to make such Loans and for the Administrative Agent to deliver to the Borrower the proceeds thereof.

         Type of Loans: LIBOR Loan ____ or Alternate Base Rate Loan ____

         With respect to notice made in connection with a request for LIBOR Loans, the maturity date is ________________.

         To induce the Lenders to make such Loans, the Borrower hereby represents, warrants, acknowledges and agrees to and with the Administrative Agent and each Lender that:

                  (a) The manager or officer of EOTT GP signing this instrument is the duly elected, qualified and acting manager or officer of EOTT GP as indicated below such manager's or officer's signature hereto, having all necessary authority to act for EOTT GP in its capacity as the sole General Partner of the Borrower Representative in making the request on behalf of the Borrower herein contained.

                  (b) The representations and warranties of the Guarantors and the Borrower set forth in the Agreement and the other Credit Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by Extensions of Credit under the Agreement or to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders), with the same effect as though such representations and warranties had been made on and as of the date hereof.

                  (c) There does not exist on the date hereof any condition or event that constitutes a Default; no such Default will exist upon the Borrower's receipt and application of the Loans requested hereby; and no Material Adverse Change has occurred or will occur upon the Borrower's receipt and application of the Loans requested hereunder. The Borrower will use the Loans hereby requested in compliance with Section 2(e) of the Agreement.

                  (d) Each Credit Party has performed and complied with all agreements and conditions in the Agreement and the other Credit Documents required to be performed or complied with by such Credit Party on or prior to the date hereof, and each of the conditions precedent to the making of Loans contained in the Agreement remains satisfied.

                  (e) The Facility Usage, after the making of the Loans requested hereby, will not exceed the lesser of (i) the Maximum Facility Amount and (ii) the Borrowing Base in each case on the date requested for the making of such Loans.

                  (f) The Credit Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing or by any other means not provided for in the Agreement. The Agreement and the other Credit Documents are hereby ratified, approved and confirmed in all respects.

         The manager or officer of EOTT GP signing this instrument hereby certifies that, to the best of his or her knowledge after due inquiry, the above representations, warranties, acknowledgments and agreements of the Borrower are true, correct and complete in all material respects.

         IN WITNESS WHEREOF, this instrument is executed as of ____________, 200__.

                                       EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                                       By:  EOTT ENERGY GENERAL PARTNER, L.L.C.

                                            By:
                                                --------------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                       -------------------------

                                                                       EXHIBIT C


                         CONTINUATION/CONVERSION NOTICE


         Reference is made to the Second Amended and Restated Reimbursement, Loan and Security Agreement, dated as of April 23, 2002 (as from time to time amended, the "AGREEMENT"), among EOTT Energy Operating Limited Partnership ("EOTT OLP"), EOTT Energy Canada Limited Partnership ("EOTT CANADA"), EOTT Energy Liquids, L.P. ("EOTT LIQUIDS"), EOTT Energy Pipeline Limited Partnership (together with EOTT OLP, EOTT Canada and EOTT Liquids, on a joint and several basis, "BORROWER"), EOTT Energy Partners, L.P., EOTT Energy General Partner, L.L.C. ("EOTT GP"), Standard Chartered Bank, as Administrative Agent and the other signatories thereto. Capitalized terms used and not defined herein have the meanings given to them in the Agreement.

         The Borrower Representative, on behalf of the Borrower, hereby requests a conversion or continuation of existing Loans into a new Borrowing or Borrowings pursuant to Section 2(c) of the Agreement as follows:

         Existing Borrowing(s) of Loans to be Continued or Converted:

                  $              of LIBOR Loans under the Revolving Credit
                   -------------
                  Facility with [an] Interest Period[s] ending
                                                               -----------------

                  $               of Alternative Base Rate Loans under the
                   --------------
                  Revolving Credit Facility

                                                                 Loans:
         Aggregate amount of new Borrowing:                   $
                                                               -----------
         Type of Loans in new Borrowing:
                                                               -----------
         Date of Continuation or Conversion:
                                                               -----------
         The length of Interest Period for LIBOR Loans
         is (one, three or six):
                                                                     months
                                                               -----

         The Borrower hereby represents, warrants, acknowledges and agrees to and with the Administrative Agent and each Lender that:

                  (a) The manager or officer of EOTT GP signing this instrument is the duly elected, qualified and acting manager or officer of EOTT GP as indicated below such manager's or officer's signature hereto, having all necessary authority to act for EOTT GP in its capacity as the sole General Partner of the Borrower Representative in making the request on behalf of the Borrower herein contained.

                  (b) There does not exist on the date hereof any condition or event that constitutes a Default; nor will any such Default exist upon the Borrower's receipt and application of the Loans requested hereby.

                  (c) The Credit Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing or by any other means not provided for in the Agreement. The Agreement and the other Credit Documents are hereby ratified, approved and confirmed in all respects.

         The manager or officer of EOTT GP signing this instrument hereby certifies that, to the best of his or her knowledge after due inquiry, the above representations, warranties, acknowledgments and agreements of EOTT GP and the Borrower are true, correct and complete in all material respects.

         IN WITNESS WHEREOF, this instrument is executed as of __________, 200__.

                                       EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                                       By:  EOTT ENERGY GENERAL PARTNER, L.L.C.

                                            By:
                                                --------------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                       -------------------------

                                                                       EXHIBIT E


                            CERTIFICATE ACCOMPANYING
                              FINANCIAL STATEMENTS


         Reference is made to the Second Amended and Restated Reimbursement, Loan and Security Agreement, dated as of April 23, 2002 (as from time to time amended, the "AGREEMENT"), among EOTT Energy Operating Limited Partnership ("EOTT OLP"), EOTT Energy Canada Limited Partnership ("EOTT CANADA"), EOTT Energy Liquids, L.P. ("EOTT LIQUIDS"), EOTT Energy Pipeline Limited Partnership (together with EOTT OLP, EOTT Canada and EOTT Liquids, on a joint and several basis, "BORROWER"), EOTT Energy Partners, L.P. ("EOTT MLP"), EOTT Energy General Partner, L.L.C. ("EOTT GP") and Standard Chartered Bank, as Administrative Agent and the other signatories thereto. Capitalized terms used and not defined herein have the meanings given to them in the Agreement.

         This Certificate is furnished pursuant to Section 8(d) of the Agreement. Together herewith EOTT MLP is furnishing to the Administrative Agent and each Lender, EOTT MLP's [AUDITED/UNAUDITED] consolidated financial statements (the "FINANCIAL STATEMENTS") and supporting consolidating financial statements, if required, as at _____________, 200__ (the "REPORTING DATE"). EOTT MLP and the Borrower hereby jointly and severally represent, warrant and acknowledge to the Administrative Agent and each Lender that:

                  (a) the officer of EOTT Corp. signing this instrument is a duly elected, acting and qualified officer of EOTT Corp. as indicated below such officer's signature hereto having all necessary authority to act for EOTT Corp. in its capacity as the sole General Partner of EOTT MLP in making the representations, warranties and acknowledgements set forth herein;

                  (b) the manager or officer of EOTT GP signing this instrument is the duly elected, acting and qualified manager of EOTT GP as indicated below such manager's or officer's signature hereto having all necessary authority to act for EOTT GP in its capacity as the sole General Partner of each Borrower Party in making the representations, warranties and acknowledgements set forth herein;

                  (c) the Financial Statements are accurate and complete in all material respects (subject, in the case of such unaudited financial statements, to normal and recurring adjustments made in conformity with
         GAAP) and satisfy the requirements of the Agreement;

                  (d) on the Reporting Date each of EOTT MLP and the Borrower was, and on the date hereof is, in full compliance with the disclosure requirements of Section 8(f) of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument;

                  (e) The representations and warranties of EOTT MLP and the Borrower set forth in the Agreement and the other Credit Documents are true and correct on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by Extensions of Credit under the Agreement or to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders), with the same effect as though such representations and warranties had been made on and as of the date hereof.

         The officer of EOTT Corp. signing this instrument hereby certifies that he/she has reviewed the Credit Documents, the Financial Statements and the supporting consolidating financial statements and has otherwise undertaken such inquiry as is in his/her opinion necessary to enable him/her to express an informed opinion with respect to the above representations, warranties and acknowledgments of EOTT MLP and, to the best of his/her knowledge, such representations, warranties and acknowledgments are true, correct and complete in all material respects.

         The officer of EOTT GP signing this instrument hereby certifies that he/she has reviewed the Credit Documents, the Financial Statements and the supporting consolidating financial statements and has otherwise undertaken such inquiry as is in his/her opinion necessary to enable him/her to express an informed opinion with respect to the above representations, warranties and acknowledgments of the Borrower and, to the best of his/her knowledge, such representations, warranties and acknowledgments are true, correct and complete in all material respects.

         IN WITNESS WHEREOF, this instrument is executed as of __________,200___.

                                     EOTT ENERGY PARTNERS, L.P.

                                     By:  EOTT ENERGY CORP., its General Partner

                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------


                                     EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                                     By:  EOTT ENERGY GENERAL PARTNER, L.L.C.

                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                     EOTT ENERGY CANADA LIMITED PARTNERSHIP

                                     By:  EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                          its General Partner

                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------



                                     EOTT ENERGY LIQUIDS, L.P.

                                     By:  EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                          its General Partner

                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------


                                     EOTT ENERGY PIPELINE LIMITED PARTNERSHIP

                                     By:  EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                          its General Partner

                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                                                       EXHIBIT F

                            [LETTERHEAD OF BORROWER]

                              BORROWING BASE REPORT
                                as of    /   /
                                      --- --- ---

                                                                       MARKET VALUE   ADVANCE RATE    BORROWING BASE
                                                                       ------------   ------------    --------------
I.   COLLATERAL TYPE

     1.   Cash & Cash Equivalents                                                         100%
                                                                       ---------                       ------------
     2.   Eligible Accounts Receivables

          a.  Tier I Eligible Receivables                                                 90%
                                                                       ---------                       ------------
          b.  Tier II Eligible Receivables                                                80%
                                                                       ---------                       ------------
     3.   Eligible Crude/Product/Liquid Deliveries

          a.  Tier I Eligible Crude/Product/Liquid Deliveries                             85%
                                                                       ---------                       ------------
          b.  Tier II Eligible Crude/Product/Liquid Deliveries                            80%
                                                                       ---------                       ------------
     4.   Appraised Value of Eligible Fixed Assets                                        70%
                                                                       ---------                       ------------
     5.   Exchange Balance                                                                75%
                                                                       ---------                       ------------
     6.   Inventory

          a.  (i) NYMEX Hedged Eligible Inventory                                         90%
                                                                       ---------                       ------------
              (ii) Other Hedged Eligible Inventory                                        80%
                                                                       ---------                       ------------
          b.  Unhedged Eligible Inventory                                                 75%
                                                                       ---------                       ------------
     7.   Eligible Margin Deposits                                                        80%
                                                                       ---------                       ------------
     8.   Undrawn Product Purchase Letters of Credit                                      80%
                                                                       ---------                       ------------

     MINUS:

     9.   First Purchaser Crude Payables                                                  100%
                                                                       ---------                       ------------
     10.  Other Priority Claims                                                           100%
                                                                       ---------                       ------------
     11.  The aggregate net amounts payable by each Borrower Party
     under all Hedging Contracts to which it is a party:                                  110%
                                                                       ---------                       ------------
     12.  The amount of any setoff or contra account to any Eligible
     Receivable that could arise from an obligation of any Borrower
     Party to sell or purchase crude oil in any future month to the extent not otherwise reflected as a reduction of Eligible
     Receivables, such amount to be determined on an early
     termination or mark to market basis:                                                 100%
                                                                       ---------                       ------------

     COLLATERAL TOTAL:

II.  OUTSTANDINGS

     1.   Aggregate Loans
                                                                                       ----------
     2.   Aggregate Letters of Credit
                                                                                       ----------

     TOTAL OUTSTANDINGS
                                                                                       ----------

III. EXCESS / DEFICIT (I-II)
                                                                                       ----------

I hereby certify that the information provided herein is true and correct to the best of my knowledge and that Borrower has been in compliance with all terms and conditions of all Credit Documents at all times.


                                               BY:
                                                   -----------------------------
                                               TITLE: (CEO, CFO or Treasurer)
                                                      --------------------------

                                                                       EXHIBIT H


                      ENVIRONMENTAL COMPLIANCE CERTIFICATE


         Reference is made to that certain Second Amended and Restated Reimbursement, Loan and Security Agreement, dated as of April 23, 2002 (as from time to time amended, the "AGREEMENT"), among EOTT Energy Operating Limited Partnership ("EOTT OLP"), EOTT Energy Canada Limited Partnership ("EOTT CANADA"), EOTT Energy Liquids, L.P. ("EOTT LIQUIDS"), EOTT Energy Pipeline Limited Partnership (together with EOTT OLP, EOTT Canada and EOTT Liquids, on a joint and several basis, "BORROWER"), EOTT Energy Partners, L.P., EOTT Energy General Partner, L.L.C. ("EOTT GP"), and Standard Chartered Bank, as Administrative Agent and the other signatories thereto. Capitalized terms used and not defined herein have the meanings given to them in the Agreement.

         This Certificate is furnished pursuant to Section 8(d)(xi) of the Agreement. The Borrower hereby represents, warrants, and acknowledges to the Administrative Agent and each Lender that:

                  1. For the Fiscal Year ending immediately prior to the date hereof, the Borrower has complied and is complying with Section 8(p) of the Agreement;

                  2. To the best knowledge of the undersigned after due inquiry, the Borrower is on the date hereof in compliance with all applicable Environmental Laws, noncompliance with which could cause a Material Adverse Change;

                  3. The Borrower has taken (and continues to take) reasonable steps to minimize the generation of potentially harmful effluents; and

                  4. The Borrower has established an ongoing program of conducting an internal audit of each operating facility of the Borrower to identify actual or potential environmental Liabilities that could cause a Material Adverse Change.

         The manager of officer of EOTT GP signing this instrument hereby certifies that (i) such manager or officer is a duly elected, acting and qualified manager or officer of EOTT GP as indicated below such manager's or officer's signature hereto, having all necessary authority to act for EOTT GP in its capacity as the sole General Partner of each Borrower Party in making the representations, warranties and acknowledgements set forth herein and (ii) to the best of such manager's or officer's knowledge after due inquiry and consultation with the operating officers of each Borrower Party, such representations, warranties, acknowledgments and agreements are true, correct and complete in all material respects.

         IN WITNESS WHEREOF, this instrument is executed as of __________, 200__.

                                     EOTT ENERGY OPERATING LIMITED PARTNERSHIP

                                     By:  EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                          its General Partner

                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------



                                     EOTT ENERGY CANADA LIMITED PARTNERSHIP

                                     By:  EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                          its General Partner

                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------



                                     EOTT ENERGY LIQUIDS, L.P.

                                     By:  EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                          its General Partner

                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------


                                     EOTT ENERGY PIPELINE LIMITED PARTNERSHIP

                                     By:  EOTT ENERGY GENERAL PARTNER, L.L.C.,
                                          its General Partner

                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                     EOTT ENERGY PARTNERS, L.P.

                                     By:  EOTT ENERGY CORP., its General Partner

                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------


                                       3